Rep. George Scully Jr.

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1	AMENDMENT TO SENATE BILL 1592

2	AMENDMENT NO.___. Amend Senate Bill 1592 by inserting
3	immediately above the enacting clause the following:

4	“WHEREAS, This Act shall be known as the Electricity Rate
5	Relief Act of 2007; therefore,”; and

6	by replacing everything after the enacting clause with the
7	following :

8	“ARTICLE 1. LEGISLATIVE INTENT

9	Section 1-5. Legislative intent. In the Electric Service
10	Customer Choice and Rate Relief Law of 1997, the General
11	Assembly authorized market-based electric rates only if retail
12	and wholesale competition developed in Illinois and if the
13	Illinois Commerce Commission declared electric service to be
14	“competitive”.

15	In 2006, however, the Illinois Commerce Commission

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1	authorized market-based rates for electric service that had
2	not, and still has not, been declared competitive.

3	As a result, the General Assembly finds it necessary to
4	take the steps set forth in this amendatory Act to provide
5	immediate relief to consumers, who have been harmed by the
6	Illinois Commerce Commission’s approval of market-based rates
7	in the absence of a competitive declaration.

8	ARTICLE 3. AMENDATORY PROVISIONS

9	Section 3-5. The Public Utilities Act is amended by
10	changing Sections 16-102, 16-103, 16-111, and 16-113 and by
11	adding Sections 8-205.5 and 16-135 as follows:

12	(220 ILCS 5/8-205.5 new)

13	Sec. 8-205.5. Termination of utility service prior to March
14	31, 2008. Notwithstanding any other provision of this Act or
15	any other law to the contrary, a public utility that, on
16	December 31, 2005, served at least 100,000 electric customers
17	in Illinois may not terminate electric service to a residential
18	customer for nonpayment prior to March 31, 2008.

19	(220 ILCS 5/16-102)

20	Sec. 16-102. Definitions. For the purposes of this Article
21	the following terms shall be defined as set forth in this
22	Section.

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1	“Alternative retail electric supplier” means every person,
2	cooperative, corporation, municipal corporation, company,
3	association, joint stock company or association, firm,
4	partnership, individual, or other entity, their lessees,
5	trustees, or receivers appointed by any court whatsoever, that
6	offers electric power or energy for sale, lease or in exchange
7	for other value received to one or more retail customers, or
8	that engages in the delivery or furnishing of electric power or
9	energy to such retail customers, and shall include, without
10	limitation, resellers, aggregators and power marketers, but
11	shall not include (i) electric utilities (or any agent of the
12	electric utility to the extent the electric utility provides
13	tariffed services to retail customers through that agent), (ii)
14	any electric cooperative or municipal system as defined in
15	Section 17-100 to the extent that the electric cooperative or
16	municipal system is serving retail customers within any area in
17	which it is or would be entitled to provide service under the
18	law in effect immediately prior to the effective date of this
19	amendatory Act of 1997, (iii) a public utility that is owned
20	and operated by any public institution of higher education of
21	this State, or a public utility that is owned by such public
22	institution of higher education and operated by any of its
23	lessees or operating agents, within any area in which it is or
24	would be entitled to provide service under the law in effect
25	immediately prior to the effective date of this amendatory Act
26	of 1997, (iv) a retail customer to the extent that customer

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1	obtains its electric power and energy from that customer’s own
2	cogeneration or self-generation facilities, (v) an entity that
3	owns, operates, sells, or arranges for the installation of a
4	customer’s own cogeneration or self-generation facilities, but
5	only to the extent the entity is engaged in owning, selling or
6	arranging for the installation of such facility, or operating
7	the facility on behalf of such customer, provided however that
8	any such third party owner or operator of a facility built
9	after January 1, 1999, complies with the labor provisions of
10	Section 16-128 (a) as though such third party were an
11	alternative retail electric supplier, or (vi) an industrial or
12	manufacturing customer that owns its own distribution
13	facilities, to the extent that the customer provides service
14	from that distribution system to a third-party contractor
15	located on the customer’s premises that is integrally and
16	predominantly engaged in the customer’s industrial or
17	manufacturing process; provided, that if the industrial or
18	manufacturing customer has elected delivery services, the
19	customer shall pay transition charges applicable to the
20	electric power and energy consumed by the third-party
21	contractor unless such charges are otherwise paid by the third
22	party contractor, which shall be calculated based on the usage
23	of, and the base rates or the contract rates applicable to, the
24	third-party contractor in accordance with Section 16-102.

25	“Base rates” means the rates for those tariffed services
26	that the electric utility is required to offer pursuant to

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1	subsection (a) of Section 16-103 and that were identified in a
2	rate order for collection of the electric utility’s base rate
3	revenue requirement, excluding (i) separate automatic rate
4	adjustment riders then in effect, (ii) special or negotiated
5	contract rates, (iii) delivery services tariffs filed pursuant
6	to Section 16-108, (iv) real-time pricing, or (v) tariffs that
7	were in effect prior to October 1, 1996 and that based charges
8	for services on an index or average of other utilities’
9	charges, but including (vi) any subsequent redesign of such
10	rates for tariffed services that is authorized by the
11	Commission after notice and hearing.

12	“Competitive service” includes (i) any service that has
13	been declared to be competitive pursuant to Section 16-113 of
14	this Act, (ii) contract service, and (iii) services, other than
15	tariffed services, that are related to, but not necessary for,
16	the provision of electric power and energy or delivery
17	services.

18	“Contract service” means (1) services, including the
19	provision of electric power and energy or other services, that
20	are provided by mutual agreement between an electric utility
21	and a retail customer that is located in the electric utility’s
22	service area, provided that, delivery services shall not be a
23	contract service until such services are declared competitive
24	pursuant to Section 16-113; and also means (2) the provision of
25	electric power and energy by an electric utility to retail
26	customers outside the electric utility’s service area pursuant

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1	to Section 16-116. Provided, however, contract service does not
2	include electric utility services provided pursuant to (i)
3	contracts that retail customers are required to execute as a
4	condition of receiving tariffed services, or (ii) special or
5	negotiated rate contracts for electric utility services that
6	were entered into between an electric utility and a retail
7	customer prior to the effective date of this amendatory Act of
8	1997 and filed with the Commission.

9	“Delivery services” means those services provided by the
10	electric utility that are necessary in order for the
11	transmission and distribution systems to function so that
12	retail customers located in the electric utility’s service area
13	can receive electric power and energy from suppliers other than
14	the electric utility, and shall include, without limitation,
15	standard metering and billing services.

16	“Electric utility” means a public utility, as defined in
17	Section 3-105 of this Act, that has a franchise, license,
18	permit or right to furnish or sell electricity to retail
19	customers within a service area.

20	“Mandatory transition period” means the period from the
21	effective date of Public Act 90-561~~this amendatory Act of 1997~~
22	through January 1, 2007 and from the effective date of this
23	amendatory Act of the 95th General Assembly through the date on
24	which the Commission has approved declarations of competitive
25	service, pursuant to Section 16-113, for all classes of service
26	offered in the service areas of all electric utilities that, on

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1	December 31, 2005, served at least 100,000 residential
2	customers.

3	“Municipal system” shall have the meaning set forth in
4	Section 17-100.

5	“Real-time pricing” means tariffed retail charges for
6	delivered electric power and energy that vary hour-to-hour and
7	are determined from wholesale market prices using a methodology
8	approved by the Illinois Commerce Commission.

9	“Residential customer” means those retail customers of an
10	electric utility that receive (i) electric utility service for
11	household purposes distributed to a dwelling of 2 or fewer
12	units that is billed under a residential rate or (ii) electric
13	utility service for household purposes distributed to a
14	dwelling unit or units that is billed under a residential rate
15	and is registered by a separate meter for each dwelling unit.

16	“Retail customer” means a single entity using electric
17	power or energy at a single premises and that (A) either (i) is
18	receiving or is eligible to receive tariffed services from an
19	electric utility, or (ii) that is served by a municipal system
20	or electric cooperative within any area in which the municipal
21	system or electric cooperative is or would be entitled to
22	provide service under the law in effect immediately prior to
23	the effective date of this amendatory Act of 1997, or (B) an
24	entity which on the effective date of this Act was receiving
25	electric service from a public utility and (i) was engaged in
26	the practice of resale and redistribution of such electricity

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1	within a building prior to January 2, 1957, or (ii) was
2	providing lighting services to tenants in a multi-occupancy
3	building, but only to the extent such resale, redistribution or
4	lighting service is authorized by the electric utility’s
5	tariffs that were on file with the Commission on the effective
6	date of this Act.

7	“Service area” means (i) the geographic area within which
8	an electric utility was lawfully entitled to provide electric
9	power and energy to retail customers as of the effective date
10	of this amendatory Act of 1997, and includes (ii) the location
11	of any retail customer to which the electric utility was
12	lawfully providing electric utility services on such effective
13	date.

14	“Small commercial retail customer” means those
15	nonresidential retail customers of an electric utility
16	consuming 15,000 kilowatt-hours or less of electricity
17	annually in its service area.

18	“Tariffed service” means services provided to retail
19	customers by an electric utility as defined by its rates on
20	file with the Commission pursuant to the provisions of Article
21	IX of this Act, but shall not include competitive services.

22	“Transition charge” means a charge expressed in cents per
23	kilowatt-hour that is calculated for a customer or class of
24	customers as follows for each year in which an electric utility
25	is entitled to recover transition charges as provided in
26	Section 16-108:

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1	(1) the amount of revenue that an electric utility
2	would receive from the retail customer or customers if it
3	were serving such customers’ electric power and energy
4	requirements as a tariffed service based on (A) all of the
5	customers’ actual usage during the 3 years ending 90 days
6	prior to the date on which such customers were first
7	eligible for delivery services pursuant to Section 16-104,
8	and (B) on (i) the base rates in effect on October 1, 1996
9	(adjusted for the reductions required by subsection (b) of
10	Section 16-111, for any reduction resulting from a rate
11	decrease under Section 16-101 (b), for any restatement of
12	base rates made in conjunction with an elimination of the
13	fuel adjustment clause pursuant to subsection (b), (d), or
14	(f) of Section 9-220 and for any removal of decommissioning
15	costs from base rates pursuant to Section 16-114) and any
16	separate automatic rate adjustment riders (other than a
17	decommissioning rate as defined in Section 16-114) under
18	which the customers were receiving or, had they been
19	customers, would have received electric power and energy
20	from the electric utility during the year immediately
21	preceding the date on which such customers were first
22	eligible for delivery service pursuant to Section 16-104,
23	or (ii) to the extent applicable, any contract rates,
24	including contracts or rates for consolidated or
25	aggregated billing, under which such customers were
26	receiving electric power and energy from the electric

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1	utility during such year;

2	(2) less the amount of revenue, other than revenue from
3	transition charges and decommissioning rates, that the
4	electric utility would receive from such retail customers
5	for delivery services provided by the electric utility,
6	assuming such customers were taking delivery services for
7	all of their usage, based on the delivery services tariffs
8	in effect during the year for which the transition charge
9	is being calculated and on the usage identified in
10	paragraph (1);

11	(3) less the market value for the electric power and
12	energy that the electric utility would have used to supply
13	all of such customers’ electric power and energy
14	requirements, as a tariffed service, based on the usage
15	identified in paragraph (1), with such market value
16	determined in accordance with Section 16-112 of this Act;

17	(4) less the following amount which represents the
18	amount to be attributed to new revenue sources and cost
19	reductions by the electric utility through the end of the
20	period for which transition costs are recovered pursuant to
21	Section 16-108, referred to in this Article XVI as a
22	“mitigation factor”:

23	(A) for nonresidential retail customers, an amount
24	equal to the greater of (i) 0.5 cents per kilowatt-hour
25	during the period October 1, 1999 through December 31,
26	2004, 0.6 cents per kilowatt-hour in calendar year

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1	2005, and 0.9 cents per kilowatt-hour in calendar year
2	2006, multiplied in each year by the usage identified
3	in paragraph (1), or (ii) an amount equal to the
4	following percentages of the amount produced by
5	applying the applicable base rates (adjusted as
6	described in subparagraph (1) (B) ) or contract rate to
7	the usage identified in paragraph (1): 8% for the
8	period October 1, 1999 through December 31, 2002, 10%
9	in calendar years 2003 and 2004, 11% in calendar year
10	2005 and 12% in calendar year 2006; and

11	(B) for residential retail customers, an amount
12	equal to the following percentages of the amount
13	produced by applying the base rates in effect on
14	October 1, 1996 (adjusted as described in subparagraph
15	(1) (B) ) to the usage identified in paragraph (1): (i)
16	6% from May 1, 2002 through December 31, 2002, (ii) 7%
17	in calendar years 2003 and 2004, (iii) 8% in calendar
18	year 2005, and (iv) 10% in calendar year 2006;

19	(5) divided by the usage of such customers identified
20	in paragraph (1),
21	provided that the transition charge shall never be less than
22	zero.

23	“Unbundled service” means a component or constituent part
24	of a tariffed service which the electric utility subsequently
25	offers separately to its customers.

26	(Source: P. A. 94-977, eff. 6-30-06.)

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1	(220 ILCS 5/16-103)

2	Sec. 16-103. Service obligations of electric utilities.

3	(a) An electric utility shall continue offering to retail
4	customers each tariffed service that it offered as a distinct
5	and identifiable service on the effective date of this
6	amendatory Act of 1997 until the service is (i) declared
7	competitive pursuant to Section 16-113, or (ii) abandoned
8	pursuant to Section 8-508. Nothing in this subsection shall be
9	construed as limiting an electric utility’s right to propose,
10	or the Commission’s power to approve, allow or order
11	modifications in the rates, terms and conditions for such
12	services pursuant to Article IX or Section 16-111 of this Act.

13	(b) An electric utility shall also offer, as tariffed
14	services, delivery services in accordance with this Article,
15	the power purchase options described in Section 16-110 and
16	real-time pricing as provided in Section 16-107.

17	(c) Notwithstanding any other provision of this Article,
18	each electric utility shall continue offering to all
19	residential customers and to all small commercial retail
20	customers in its service area, as a tariffed service, bundled
21	electric power and energy delivered to the customer’s premises
22	consistent with the bundled utility service provided by the
23	electric utility on the effective date of this amendatory Act
24	of 1997. Upon declaration of the provision of electric power
25	and energy as competitive, the electric utility shall continue

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1	to offer to such customers, as a tariffed service, bundled
2	service options at rates which reflect recovery of all cost
3	components for providing the service. For those components of
4	the service which have been declared competitive, cost shall be
5	the market based prices. Market based prices as referred to
6	herein shall mean, for electric power and energy, either (i)
7	those prices for electric power and energy determined as
8	provided in Section 16-112, or (ii) the electric utility’s cost
9	of obtaining the electric power and energy at wholesale through
10	a competitive bidding or other arms-length acquisition
11	process .

12	(c-1) Electric utilities that serve at least 1,000,000
13	customers must provide tariffed service to Unit Owners’
14	Associations, as defined by Section 2 of the Condominium
15	Property Act, for condominium properties that are not
16	restricted to nonresidential use at rates that do not exceed
17	the rates offered to residential customers. Within 10 days
18	after the effective date of this amendatory Act of the 95th
19	General Assembly, each electric utility shall provide the
20	tariffed service to Unit Owners’ Associations required by this
21	subsection and shall reinstate any all-electric discount
22	applicable to any Unit Owners’ Association that received such a
23	discount on December 31, 2006.

24	(d) Any residential or small commercial retail customer
25	which elects delivery services is entitled to return to the
26	electric utility’s bundled utility tariffed service offering

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1	provided in accordance with subsection (c) of this Section upon
2	payment of a reasonable administrative fee which shall be set
3	forth in the tariff, provided, however, that the electric
4	utility shall be entitled to impose the condition that such
5	customer may not elect delivery services for up to 24 months
6	thereafter .

7	(e) Notwithstanding any other provision of this Section or
8	this Act, on and after the effective date of this amendatory
9	Act of the 95th General Assembly, the Illinois Power Authority
10	has sole authority to implement and execute the process of
11	procuring electricity for electric utilities that on January 2,
12	2007 served over 100,00 customers. ~~The Commission shall not~~
13	~~require an electric utility to offer any tariffed service other~~
14	~~Than the services required by this Section, and shall not~~
15	~~Reqire an electric utility to offer any competitive service.~~

16	(Source: P. A. 90-561, eff. 12-16-97.)

17	(220 ILCS 5/16-111)

18	Sec. 16-111. Rates and restructuring transactions during
19	mandatory transition period.

20	(a) During the mandatory transition period,
21	notwithstanding any provision of Article IX of this Act, and
22	except as provided in subsections (b) , (d) , (e) , and (f) of
23	this Section, the Commission shall order each electric utility
24	that, on December 31, 2005, served at least 100,000 customers
25	in this State to file and implement tariffs: (A) to reinstate,

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1	within 10 days after the effective date of this amendatory Act
2	of the 95th General Assembly, all rates charged to the electric
3	utility’s customers on December 31,2006, except that the
4	utility may charge any rate under any delivery services tariff
5	of the utility that became effective on or after January 2,
6	2007; and (B) to refund to the utility’s customers any amounts
7	charged to those customers, from January 2, 2007 until 10 days
8	after the effective date of this amendatory Act of the 95th
9	General Assembly, that exceed the rates charged to the electric
10	utility’s customers on December 31, 2006, not including any
11	rate charged under any delivery services tariff of the utility
12	that became effective on or after January 2, 2007. This refund:

13	(1) must be issued no later than October 1, 2007;

14	(2) must be made by a negotiable check of the utility
15	to be paid to the order of the customer;

16	(3) must include interest on the full amount of the
17	refund, beginning January 2, 2007, at the same interest
18	rate the Commission reguires utilities to pay on customer
19	deposits; and

20	(4) must be accompanied by a notice that states, in at
21	least 14-point bold type, “THIS REFUND IS MADE IN
22	ACCORDANCE WITH A MANDATE OF THE GENERAL ASSEMBLY OF THE
23	STATE OF ILLINOIS.” No other communication may be contained
24	in the envelope with the refund check and no other
25	communication concerning the refund may be contained on the
26	notice, check, or envelope.

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1	After electric rates are reinstated in accordance with this
2	subsection (a), the Commission shall not , prior to July 1,
3	2008, (i) initiate, authorize or order any change by way of
4	increase to those components of the reinstated rates that
5	reflect the cost of electric energy (other than in connection
6	with a request for rate increase which was filed after
7	September 1, 1997 but prior to October 15, 1997, by an electric
8	utility serving less than 12,500 customers in this State) or
9	(ii)~~, (ii) initiate or, unless requested by the electric~~
10	~~utility, authorize or order any change by way of decrease,~~
11	~~restructuring or unbundling (except as provided in Section~~
12	~~16-109A), in the rates of any electric utility that were in~~
13	~~effect on October 1, 1996, or (iii)~~ in any order approving any
14	application for a merger pursuant to Section 7-204 that was
15	pending as of May 16, 1997, impose any condition requiring any
16	filing for an increase, decrease, or change in, or other review
17	of, an electric utility’s rates or enforce any such condition
18	of any such order. However, ~~; provided, however, that~~ this
19	subsection shall not prohibit the Commission from:

20	(1) (blank); ~~approving the application of an electric~~
21	~~utility to implement an alternative to rate of return~~
22	~~regulation or a regulatory mechanism that rewards or~~
23	~~penalizes the electric utility through adjustment of rates~~
24	~~based on utility performance, pursuant to Section 9-244;~~

25	(2) authorizing an electric utility to eliminate its
26	fuel adjustment clause and adjust its base rate tariffs in

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1	accordance with subsection (b) , (d) , or (f) of Section
2	9-220 of this Act, to fix its fuel adjustment factor in
3	accordance with subsection (c) of Section 9-220 of this
4	Act, or to eliminate its fuel adjustment clause in
5	accordance with subsection (e) of Section 9-220 of this
6	Act;

7	(3) ordering into effect tariffs for delivery services
8	and transition charges in accordance with Sections 16-104
9	and 16-108, for real-time pricing in accordance with
10	Section 16-107, or the options required by Section 16-110
11	and subsection (n) of 16-112, allowing a billing experiment
12	in accordance with Section 16-106, or modifying delivery
13	services tariffs in accordance with Section 16-109; or

14	(4) ordering or allowing into effect any tariff to
15	recover charges pursuant to Sections 9-201.5, 9-220.1,
16	9-221, 9-222 (except as provided in Section 9-222.1),
17	16-108, and 16-114 of this Act, Section 5-5 of the
18	Electricity Infrastructure Maintenance Fee Law, Section
19	6-5 of the Renewable Energy, Energy Efficiency, and Coal
20	Resources Development Law of 1997, and Section 13 of the
21	Energy Assistance Act.

22	After December 31, 2004, the provisions of this subsection
23	(a) shall not apply to an electric utility whose average
24	residential retail rate was less than or equal to 90% of the
25	average residential retail rate for the “Midwest Utilities”, as
26	that term is defined in subsection (b) of this Section, based

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1	on data reported on Form 1 to the Federal Energy Regulatory
2	Commission for calendar year 1995, and which served between
3	150,000 and 250,000 retail customers in this State on January
4	1, 1995 unless the electric utility or its holding company has
5	been acquired by or merged with an affiliate of another
6	electric utility subsequent to January 1, 2002. This exemption
7	shall be limited to this subsection (a) and shall not extend to
8	any other provisions of this Act.

9	(a-5) During the remainder of the mandatory transition
10	period, if any, the Commission may modify rates only in
11	accordance with Article IX of this Act.

12	(b) Notwithstanding the provisions of subsection (a) , each
13	Illinois electric utility serving more than 12,500 customers in
14	Illinois shall file tariffs (i) reducing, effective August 1,
15	1998, each component of its base rates to residential retail
16	customers by 15% from the base rates in effect immediately
17	prior to January 1, 1998 and (ii) if the public utility
18	provides electric service to (A) more than 500,000 customers
19	but less than 1,000,000 customers in this State on January 1,
20	1999, reducing, effective May 1, 2002, each component of its
21	base rates to residential retail customers by an additional 5%
22	from the base rates in effect immediately prior to January 1,
23	1998, or (B) at least 1,000,000 customers in this State on
24	January 1, 1999, reducing, effective October 1, 2001, each
25	component of its base rates to residential retail customers by
26	an additional 5% from the base rates in effect immediately

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1	prior to January 1, 1998. Provided, however, that (A) if an
2	electric utility’s average residential retail rate is less than
3	or equal to the average residential retail rate for a group of
4	Midwest Utilities (consisting of all investor-owned electric
5	utilities with annual system peaks in excess of 1000 megawatts
6	in the States of Illinois, Indiana, Iowa, Kentucky, Michigan,
7	Missouri, Ohio, and Wisconsin) , based on data reported on Form
8	1 to the Federal Energy Regulatory Commission for calendar year
9	1995, then it shall only be required to file tariffs (i)
10	reducing, effective August 1, 1998, each component of its base
11	rates to residential retail customers by 5% from the base rates
12	in effect immediately prior to January 1, 1998, (ii) reducing,
13	effective October 1, 2000, each component of its base rates to
14	residential retail customers by the lesser of 5% of the base
15	rates in effect immediately prior to January 1, 1998 or the
16	percentage by which the electric utility’s average residential
17	retail rate exceeds the average residential retail rate of the
18	Midwest Utilities, based on data reported on Form 1 to the
19	Federal Energy Regulatory Commission for calendar year 1999,
20	and (iii) reducing, effective October 1, 2002, each component
21	of its base rates to residential retail customers by an
22	additional amount equal to the lesser of 5% of the base rates
23	in effect immediately prior to January 1, 1998 or the
24	percentage by which the electric utility’s average residential
25	retail rate exceeds the average residential retail rate of the
26	Midwest Utilities, based on data reported on Form 1 to the

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1	Federal Energy Regulatory Commission for calendar year 2001;
2	and (B) if the average residential retail rate of an electric
3	utility serving between 150,000 and 250,000 retail customers in
4	this State on January 1, 1995 is less than or equal to 90% of
5	the average residential retail rate for the Midwest Utilities,
6	based on data reported on Form 1 to the Federal Energy
7	Regulatory Commission for calendar year 1995, then it shall
8	only be required to file tariffs (i) reducing, effective August
9	1, 1998, each component of its base rates to residential retail
10	customers by 2% from the base rates in effect immediately prior
11	to January 1, 1998; (ii) reducing, effective October 1, 2000,
12	each component of its base rates to residential retail
13	customers by 2% from the base rate in effect immediately prior
14	to January 1, 1998; and (iii) reducing, effective October 1,
15	2002, each component of its base rates to residential retail
16	customers by 1% from the base rates in effect immediately prior
17	to January 1, 1998. Provided, further, that any electric
18	utility for which a decrease in base rates has been or is
19	placed into effect between October 1, 1996 and the dates
20	specified in the preceding sentences of this subsection, other
21	than pursuant to the requirements of this subsection, shall be
22	entitled to reduce the amount of any reduction or reductions in
23	its base rates required by this subsection by the amount of
24	such other decrease. The tariffs required under this subsection
25	shall be filed 45 days in advance of the effective date.
26	Notwithstanding anything to the contrary in Section 9-220 of

09500SB1592ham004	-21-	LRB095 11114 RCE 37318 a

1	this Act, no restatement of base rates in conjunction with the
2	elimination of a fuel adjustment clause under that Section
3	shall result in a lesser decrease in base rates than customers
4	would otherwise receive under this subsection had the electric
5	utility’s fuel adjustment clause not been eliminated.

6	(c) Any utility reducing its base rates by 15% on August 1,
7	1998 pursuant to subsection (b) shall include the following
8	statement on its bills for residential customers from August 1
9	through December 31, 1998: “Effective August 1, 1998, your
10	rates have been reduced by 15% by the Electric Service Customer
11	Choice and Rate Relief Law of 1997 passed by the Illinois
12	General Assembly.”. Any utility reducing its base rates by 5%
13	on August 1, 1998, pursuant to subsection (b) shall include the
14	following statement on its bills for residential customers from
15	August 1 through December 31, 1998: “Effective August 1, 1998,
16	your rates have been reduced by 5% by the Electric Service
17	Customer Choice and Rate Relief Law of 1997 passed by the
18	Illinois General Assembly.”.

19	Any utility reducing its base rates by 2% on August 1, 1998
20	pursuant to subsection (b) shall include the following
21	statement on its bills for residential customers from August 1
22	through December 31, 1998: “Effective August 1, 1998, your
23	rates have been reduced by 2% by the Electric Service Customer
24	Choice and Rate Relief Law of 1997 passed by the Illinois
25	General Assembly.”.

26	(d) (Blank). ~~During the mandatory transition period, but~~

09500SB1592ham004	-22-	LRB095 11114 RCE 37318 a

1	~~not before January 1, 2000, and notwithstanding the provisions~~
2	~~of subsection (a), an electric utility may request an increase~~
3	~~in its base rates if the electric utility demonstrates that the~~
4	~~2-year average of its earned rate of return on common equity,~~
5	~~calculated as its net income applicable to common stock divided~~
6	~~by the average of its beginning and ending balances of common~~
7	~~equity using data reported in the electric utility’s Form 1~~
8	~~report to the Federal Energy Regulatory Commission but adjusted~~
9	~~to remove the effects of accelerated depreciation or~~
10	~~amortization or other transition or mitigation measures~~
11	~~implemented by the electric utility pursuant to subsection (g)~~
12	~~of this Section and the effect of any refund paid pursuant to~~
13	~~subsection (e) of this Section, is below the 2-year average for~~
14	~~the same 2 years of the monthly average yields of 30-year U.S.~~
15	~~Treasury bonds published by the Board of Governors of the~~
16	~~Federal Reserve System in its weekly H.15 Statistical Release~~
17	~~or successor publication. The Commission shall review the~~
18	~~electric utility’s request, and may review the justness and~~
19	~~reasonableness of all rates for tariffed services, in~~
20	~~accordance with the provisions of Article IX of this Act,~~
21	~~provided that the Commission shall consider any special or~~
22	~~negotiated adjustments to the revenue requirement agreed to~~
23	~~between the electric utility and the other parties to the~~
24	~~proceeding. In setting rates under this Section, the Commission~~
25	~~shall exclude the costs and revenues that are associated with~~
26	~~competitive services and any billing or pricing experiments~~

09500SB1592ham004	-23-	LRB095 11114 RCE 37318 a

1	~~conducted under Section 16-106.~~

2	(e) (Blank). ~~For the purposes of this subsection (e) all~~
3	~~calculations and comparisons shall be performed for the~~
4	~~Illinois operations of multijurisdictional utilities. During~~
5	~~the mandatory transition period, notwithstanding the~~
6	~~provisions of subsection (a), if the 2-year average of an~~
7	~~electric utility’s earned rate of return on common equity,~~
8	~~calculated as its net income applicable to common stock divided~~
9	~~by the average of its beginning and ending balances of common~~
10	~~equity using data reported in the electric utility’s Form 1~~
11	~~report to the Federal Energy Regulatory Commission but adjusted~~
12	~~to remove the effect of any refund paid under this subsection~~
13	~~(e), and further adjusted to include the annual amortization of~~
14	~~any difference between the consideration received by an~~
15	~~affiliated interest of the electric utility in the sale of an~~
16	~~asset which had been sold or transferred by the electric~~
17	~~utility to the affiliated interest subsequent to the effective~~
18	~~date of this amendatory Act of 1997 and the consideration for~~
19	~~which such asset had been sold or transferred to the affiliated~~
20	~~interest, with such difference to be amortized ratably from the~~
21	~~date of the sale by the affiliated interest to December 31,~~
22	~~2006, exceeds the 2-year average of the Index for the same 2~~
23	~~years by 1.5 or more percentage points, the electric utility~~
24	~~shall make refunds to customers beginning the first billing day~~
25	~~of April in the following year in the manner described in~~
26	~~paragraph (3) of this subsection. For purposes of this~~

09500SB1592ham004	-24-	LRB095 11114 RCE 37318 a

1	~~subsection (e), the “Index” shall be the sum of (A) the average~~
2	~~for the 12 months ended September 30 of the monthly average~~
3	~~yields of 30-year U.S. Treasury bonds published by the Board of~~
4	~~Governors of the Federal Reserve System in its weekly H.15~~
5	~~Statistical Release or successor publication for each year 1998~~
6	~~through 2006, and (B) (i) 4.00 percentage points for each of~~
7	~~the 12-month periods ending September 30, 1998 through~~
8	~~September 30, 1999 or 8.00 percentage points if the electric~~
9	~~utility’s average residential retail rate is less than or equal~~
10	~~to 90% of the average residential retail rate for the “Midwest~~
11	~~Utilities”, as that term is defined in subsection (b) of this~~
12	~~Section, based on data reported on Form 1 to the Federal Energy~~
13	~~Regulatory Commission for calendar year 1995, and the electric~~
14	~~utility served between 150,000 and 250,000 retail customers on~~
15	~~January 1, 1995, (ii) 7.00 percentage points for each of the~~
16	~~12-month periods ending September 30, 2000 through September~~
17	~~30, 2006 if the electric utility was providing service to at~~
18	~~least 1,000,000 customers in this State on January 1, 1999, or~~
19	~~9.00 percentage points if the electric utility’s average~~
20	~~residential retail rate is less than or equal to 90% of the~~
21	~~average residential retail rate for the “Midwest Utilities”, as~~
22	~~that term is defined in subsection (b) of this Section, based~~
23	~~on data reported on Form 1 to the Federal Energy Regulatory~~
24	~~Commission for calendar year 1995 and the electric utility~~
25	~~served between 150,000 and 250,000 retail customers in this~~
26	~~State on January 1, 1995, (iii) 11.00 percentage points for~~

09500SB1592ham004	-25-	LRB095 11114 RCE 37318 a

1	~~each of the 12-month periods ending September 30, 2000 through~~
2	~~September 30, 2006, but only if the electric utility’s average~~
3	~~residential retail rate is less than or equal to 90% of the~~
4	~~average residential retail rate for the “Midwest Utilities”, as~~
5	~~that term is defined in subsection (b) of this Section, based~~
6	~~on data reported on Form 1 to the Federal Energy Regulatory~~
7	~~Commission for calendar year 1995, the electric utility served~~
8	~~between 150,000 and 250,000 retail customers in this State on~~
9	~~January 1, 1995, and the electric utility offers delivery~~
10	~~services on or before June 1, 2000 to retail customers whose~~
11	~~annual electric energy use comprises 33% of the kilowatt hour~~
12	~~sales to that group of retail customers that are classified~~
13	~~under Division D, Groups 20 through 39 of the Standard~~
14	~~Industrial Classifications set forth in the Standard~~
15	~~Industrial Classification Manual published by the United~~
16	~~States Office of Management and Budget, excluding the kilowatt~~
17	~~hour sales to those customers that are eligible for delivery~~
18	~~services pursuant to Section 16-104(a)(1)(i), and offers~~
19	~~delivery services to its remaining retail customers classified~~
20	~~under Division D, Groups 20 through 39 on or before October 1,~~
21	~~2000, and, provided further, that the electric utility commits~~
22	~~not to petition pursuant to Section 16-108(f) for entry of an~~
23	~~order by the Commission authorizing the electric utility to~~
24	~~implement transition charges for an additional period after~~
25	~~December 31, 2006, or (iv) 5.00 percentage points for each of~~
26	~~the 12-month periods ending September 30, 2000 through~~

09500SB1592ham004	-26-	LRB095 11114 RCE 37318 a

1	~~September 30, 2006 for all other electric utilities or 7.00~~
2	~~percentage points for such utilities for each of the 12-month~~
3	~~periods ending September 30, 2000 through September 30, 2006~~
4	~~for any such utility that commits not to petition pursuant to~~
5	~~Section 16-108(f) for entry of an order by the Commission~~
6	~~authorizing the electric utility to implement transition~~
7	~~charges for an additional period after December 31, 2006 or~~
8	~~11.00 percentage points for each of the 12-month periods ending~~
9	~~September 30, 2005 and September 30, 2006 for each electric~~
10	~~utility providing service to fewer than 6,500, or between~~
11	 ~~75,000 and 150,000, electric retail customers in this State on~~
12	~~January 1, 1995 if such utility commits not to petition~~
13	~~pursuant to Section 16-108(f) for entry of an order by the~~
14	~~Commission authorizing the electric utility to implement~~
15	~~transition charges for an additional period after December 31,~~
16	~~2006.~~

17	~~(1) For purposes of this subsection (e), “excess~~
18	~~earnings” means the difference between (A) the 2-year~~
19	~~average of the electric utility’s earned rate of return on~~
20	~~common equity, less (B) the 2-year average of the sum of~~
21	~~(i) the Index applicable to each of the 2 years and (ii)~~
22	~~1.5 percentage points; provided, that “excess earnings”~~
23	~~shall never be less than zero.~~

24	~~(2) On or before March 31 of each year 2000 through~~
25	~~2007 each electric utility shall file a report with the~~
26	~~Commission showing its earned rate of return on common~~

09500SB1592ham004	-27-	LRB095 11114 RCE 37318 a

1	~~equity, calculated in accordance with this subsection, for~~
2	~~the preceding calendar year and the average for the~~
3	~~preceding 2 calendar years.~~

4	~~(3) If an electric utility has excess earnings,~~
5	~~determined in accordance with paragraphs (1) and (2) of~~
6	~~this subsection, the refunds which the electric utility~~
7	~~shall pay to its customers beginning the first billing day~~
8	~~of April in the following year shall be calculated and~~
9	~~applied as follows:~~

10	~~(i) The electric utility’s excess earnings shall~~
11	~~be multiplied by the average of the beginning and~~
12	~~ending balances of the electric utility’s common~~
13	~~equity for the 2-year period in which excess earnings~~
14	~~occurred.~~

15	~~(ii) The result of the calculation in (i) shall be~~
16	~~multiplied by 0.50 and then divided by a number equal~~
17	~~to 1 minus the electric utility’s composite federal and~~
18	~~State income tax rate.~~

19	~~(iii) The result of the calculation in (ii) shall~~
20	~~be divided by the sum of the electric utility’s~~
21	~~projected total kilowatt-hour sales to retail~~
22	~~customers plus projected kilowatt-hours to be~~
23	~~delivered to delivery services customers over a one~~
24	~~year period beginning with the first billing date in~~
25	~~April in the succeeding year to determine a cents per~~
26	~~kilowatt-hour refund factor.~~

09500SB1592ham004	-28-	LRB095 11114 RCE 37318 a

1	~~(iv) The cents per kilowatt-hour refund factor~~
2	~~calculated in (iii) shall be credited to the electric~~
3	~~utility’s customers by applying the factor on the~~
4	~~customer’s monthly bills to each kilowatt-hour sold or~~
5	~~delivered until the total amount calculated in (ii) has~~
6	~~been paid to customers.~~

7	(f) During the mandatory transition period, an electric
8	utility may file revised tariffs reducing the price of any
9	tariffed service offered by the electric utility for all
10	customers taking that tariffed service, which shall be
11	effective 7 days after filing.

12	(g) During the mandatory transition period, an electric
13	utility may, without obtaining any approval of the Commission
14	other than that provided for in this subsection and
15	notwithstanding any other provision of this Act or any rule or
16	regulation of the Commission that would require such approval:

17	(1) implement a reorganization, other than a merger of
18	2 or more public utilities as defined in Section 3-105 or
19	their holding companies;

20	(2) retire generating plants from service;

21	(3) sell, assign, lease or otherwise transfer assets to
22	an affiliated or unaffiliated entity and as part of such
23	transaction enter into service agreements, power purchase
24	agreements, or other agreements with the transferee;
25	provided, however, that the prices, terms and conditions of
26	any power purchase agreement must be approved or allowed

09500SB1592ham004	-29-	LRB095 11114 RCE 37318 a

1	into effect by the Federal Energy Regulatory Commission; or

2	(4) use any accelerated cost recovery method including
3	accelerated depreciation, accelerated amortization or
4	other capital recovery methods, or record reductions to the
5	original cost of its assets.

6	In order to implement a reorganization, retire generating
7	plants from service, or sell, assign, lease or otherwise
8	transfer assets pursuant to this Section, the electric utility
9	shall comply with subsections (c) and (d) of Section 16-128, if
10	applicable, and subsection (k) of this Section, if applicable,
11	and provide the Commission with at least 30 days notice of the
12	proposed reorganization or transaction, which notice shall
13	include the following information:

14	(i) a complete statement of the entries that the
15	electric utility will make on its books and records of
16	account to implement the proposed reorganization or
17	transaction together with a certification from an
18	independent certified public accountant that such
19	entries are in accord with generally accepted
20	accounting principles and, if the Commission has
21	previously approved guidelines for cost allocations
22	between the utility and its affiliates, a
23	certification from the chief accounting officer of the
24	utility that such entries are in accord with those cost
25	allocation guidelines;

26	(ii) a description of how the electric utility will

09500SB1592ham004	-30-	LRB095 11114 RCE 37318 a

1	use proceeds of any sale, assignment, lease or transfer
2	to retire debt or otherwise reduce or recover the costs
3	of services provided by such electric utility;

4	(iii) a list of all federal approvals or approvals
5	required from departments and agencies of this State,
6	other than the Commission, that the electric utility
7	has or will obtain before implementing the
8	reorganization or transaction;

9	(iv) an irrevocable commitment by the electric
10	utility that it will not, as a result of the
11	transaction, impose any stranded cost charges that it
12	might otherwise be allowed to charge retail customers
13	under federal law or increase the transition charges
14	that it is otherwise entitled to collect under this
15	Article XVI; and

16	(v) if the electric utility proposes to sell,
17	assign, lease or otherwise transfer a generating plant
18	that brings the amount of net dependable generating
19	capacity transferred pursuant to this subsection to an
20	amount equal to or greater than 15% of the electric
21	utility’s net dependable capacity as of the effective
22	date of this amendatory Act of 1997, and enters into a
23	power purchase agreement with the entity to which such
24	generating plant is sold, assigned, leased, or
25	otherwise transferred, the electric utility also
26	agrees, if its fuel adjustment clause has not already

09500SB1592ham004	-31-	LRB095 11114 RCE 37318 a

1	been eliminated, to eliminate its fuel adjustment
2	clause in accordance with subsection (b) of Section
3	9-220 for a period of time equal to the length of any
4	such power purchase agreement or successor agreement,
5	or until January 1, 2005, whichever is longer; if the
6	capacity of the generating plant so transferred and
7	related power purchase agreement does not result in the
8	elimination of the fuel adjustment clause under this
9	subsection, and the fuel adjustment clause has not
10	already been eliminated, the electric utility shall
11	agree that the costs associated with the transferred
12	plant that are included in the calculation of the rate
13	per kilowatt-hour to be applied pursuant to the
14	electric utility’s fuel adjustment clause during such
15	period shall not exceed the per kilowatt-hour cost
16	associated with such generating plant included in the
17	electric utility’s fuel adjustment clause during the
18	full calendar year preceding the transfer, with such
19	limit to be adjusted each year thereafter by the Gross
20	Domestic Product Implicit Price Deflator.

21	(vi) In addition, if the electric utility proposes
22	to sell, assign, or lease, (A) either (1) an amount of
23	generating plant that brings the amount of net
24	dependable generating capacity transferred pursuant to
25	this subsection to an amount equal to or greater than
26	15% of its net dependable capacity on the effective

09500SB1592ham004	-32-	LRB095 11114 RCE 37318 a

1	date of this amendatory Act of 1997, or (2) one or more
2	generating plants with a total net dependable capacity
3	of 1100 megawatts, or (B) transmission and
4	distribution facilities that either (1) bring the
5	amount of transmission and distribution facilities
6	transferred pursuant to this subsection to an amount
7	equal to or greater than 15% of the electric utility’s
8	total depreciated original cost investment in such
9	facilities, or (2) represent an investment of
10	$25,000,000 in terms of total depreciated original
11	cost, the electric utility shall provide, in addition
12	to the information listed in subparagraphs (i) through
13	(v), the following information: (A) a description of
14	how the electric utility will meet its service
15	obligations under this Act in a safe and reliable
16	manner and (B) the electric utility’s projected earned
17	rate of return on common equity, calculated in
18	accordance with subsection (d) of this Section, for
19	each year from the date of the notice through December
20	31, 2006 both with and without the proposed
21	transaction. If the Commission has not issued an order
22	initiating a hearing on the proposed transaction
23	within 30 days after the date the electric utility’s
24	notice is filed, the transaction shall be deemed
25	approved. The Commission may, after notice and
26	hearing, prohibit the proposed transaction if it makes

09500SB1592ham004	-33-	LRB095 11114 RCE 37318 a

1	either or both of the following findings: (1) that the
2	proposed transaction will render the electric utility
3	unable to provide its tariffed services in a safe and
4	reliable manner, or (2) that there is a strong
5	likelihood that consummation of the proposed
6	transaction will result in the electric utility being
7	entitled to request an increase in its base rates
8	during the mandatory transition period pursuant to
9	subsection (d) of this Section. Any hearing initiated
10	by the Commission into the proposed transaction shall
11	be completed, and the Commission’s final order
12	approving or prohibiting the proposed transaction
13	shall be entered, within 90 days after the date the
14	electric utility’s notice was filed. Provided,
15	however, that a sale, assignment, or lease of
16	transmission facilities to an independent system
17	operator that meets the requirements of Section 16-126
18	shall not be subject to Commission approval under this
19	Section.

20	In any proceeding conducted by the Commission
21	pursuant to this subparagraph (vi), intervention shall
22	be limited to parties with a direct interest in the
23	transaction which is the subject of the hearing and any
24	statutory consumer protection agency as defined in
25	subsection (d) of Section 9-102.1. Notwithstanding the
26	provisions of Section 10-113 of this Act, any

09500SB1592ham004	-34-	LRB095 11114 RCE 37318 a

1	application seeking rehearing of an order issued under
2	this subparagraph (vi), whether filed by the electric
3	utility or by an intervening party, shall be filed
4	within 10 days after service of the order.

5	The Commission shall not in any subsequent proceeding or
6	otherwise, review such a reorganization or other transaction
7	authorized by this Section, but shall retain the authority to
8	allocate costs as stated in Section 16-111(i). An entity to
9	which an electric utility sells, assigns, leases or transfers
10	assets pursuant to this subsection (g) shall not, as a result
11	of the transactions specified in this subsection (g), be deemed
12	a public utility as defined in Section 3-105. Nothing in this
13	subsection (g) shall change any requirement under the
14	jurisdiction of the Illinois Department of Nuclear Safety
15	including, but not limited to, the payment of fees. Nothing in
16	this subsection (g) shall exempt a utility from obtaining a
17	certificate pursuant to Section 8-406 of this Act for the
18	construction of a new electric generating facility. Nothing in
19	this subsection (g) is intended to exempt the transactions
20	hereunder from the operation of the federal or State antitrust
21	laws. Nothing in this subsection (g) shall require an electric
22	utility to use the procedures specified in this subsection for
23	any of the transactions specified herein. Any other procedure
24	available under this Act may, at the electric utility’s
25	election, be used for any such transaction.

26	(h) During the mandatory transition period, the Commission

09500SB1592ham004	-35-	LRB095 11114 RCE 37318 a

1	shall not establish or use any rates of depreciation, which for
2	purposes of this subsection shall include amortization, for any
3	electric utility other than those established pursuant to
4	subsection (c) of Section 5-104 of this Act or utilized
5	pursuant to subsection (g) of this Section. Provided, however,
6	that in any proceeding to review an electric utility’s rates
7	for tariffed services pursuant to Section 9-201, 9-202, 9-250
8	or 16-111(d) of this Act, the Commission may establish new
9	rates of depreciation for the electric utility in the same
10	manner provided in subsection (d) of Section 5-104 of this Act.
11	An electric utility implementing an accelerated cost recovery
12	method including accelerated depreciation, accelerated
13	amortization or other capital recovery methods, or recording
14	reductions to the original cost of its assets, pursuant to
15	subsection (g) of this Section, shall file a statement with the
16	Commission describing the accelerated cost recovery method to
17	be implemented or the reduction in the original cost of its
18	assets to be recorded. Upon the filing of such statement, the
19	accelerated cost recovery method or the reduction in the
20	original cost of assets shall be deemed to be approved by the
21	Commission as though an order had been entered by the
22	Commission.

23	(i) Subsequent to the mandatory transition period, the
24	Commission, in any proceeding to establish rates and charges
25	for tariffed services offered by an electric utility, may ~~shall~~
26	consider, among other factors, ~~only~~ (1) the then current or

09500SB1592ham004	-36-	LRB095 11114 RCE 37318 a

1	projected revenues, costs, investments and cost of capital
2	directly or indirectly associated with the provision of such
3	tariffed services; (2) collection of transition charges in
4	accordance with Sections 16-102 and 16-108 of this Act; (3)
5	recovery of any employee transition costs as described in
6	Section 16-128 which the electric utility is continuing to
7	incur, including recovery of any unamortized portion of such
8	costs previously incurred or committed, with such costs to be
9	equitably allocated among bundled services, delivery services,
10	and contracts with alternative retail electric suppliers; and
11	(4) recovery of the costs associated with the electric
12	utility’s compliance with decommissioning funding
13	requirements; and shall not consider any other revenues, costs,
14	investments or cost of capital of either the electric utility
15	or of any affiliate of the electric utility that are not
16	associated with the provision of tariffed services. In setting
17	rates for tariffed services, the Commission shall equitably
18	allocate joint and common costs and investments between the
19	electric utility’s competitive and tariffed services. In
20	determining the justness and reasonableness of the electric
21	power and energy component of an electric utility’s rates for
22	tariffed services subsequent to the mandatory transition
23	period and prior to the time that the provision of such
24	electric power and energy is declared competitive, the
25	Commission shall consider the extent to which the electric
26	utility’s tariffed rates for such component for each customer

09500SB1592ham004	-37-	LRB095 11114 RCE 37318 a

1	class exceed the market value determined pursuant to Section
2	16-112, and, if the electric power and energy component of such
3	tariffed rate exceeds the market value by more than 10% for any
4	customer class, may establish such electric power and energy
5	component at a rate equal to the market value plus 10%. In any
6	such case, the Commission may also elect to extend the
7	provisions of Section 16-111(e) for any period in which the
8	electric utility is collecting transition charges, using
9	information applicable to such period.

10	(j) During the mandatory transition period, an electric
11	utility may elect to transfer to a non-operating income account
12	under the Commission’s Uniform System of Accounts either or
13	both of (i) an amount of unamortized investment tax credit that
14	is in addition to the ratable amount which is credited to the
15	electric utility’s operating income account for the year in
16	accordance with Section 46(f)(2) of the federal Internal
17	Revenue Code of 1986, as in effect prior to P.L. 101-508, or
18	(ii) “excess tax reserves”, as that term is defined in Section
19	203(e)(2)(A) of the federal Tax Reform Act of 1986, provided
20	that (A) the amount transferred may not exceed the amount of
21	the electric utility’s assets that were created pursuant to
22	Statement of Financial Accounting Standards No. 71 which the
23	electric utility has written off during the mandatory
24	transition period, and (B) the transfer shall not be effective
25	until approved by the Internal Revenue Service. An electric
26	utility electing to make such a transfer shall file a statement

09500SB1592ham004	-38-	LRB095 11114 RCE 37318 a

1	with the Commission stating the amount and timing of the
2	transfer for which it intends to request approval of the
3	Internal Revenue Service, along with a copy of its proposed
4	request to the Internal Revenue Service for a ruling. The
5	Commission shall issue an order within 14 days after the
6	electric utility’s filing approving, subject to receipt of
7	approval from the Internal Revenue Service, the proposed
8	transfer.

9	(k) If an electric utility is selling or transferring to a
10	single buyer 5 or more generating plants located in this State
11	with a total net dependable capacity of 5000 megawatts or more
12	pursuant to subsection (g) of this Section and has obtained a
13	sale price or consideration that exceeds 200% of the book value
14	of such plants, the electric utility must provide to the
15	Governor, the President of the Illinois Senate, the Minority
16	Leader of the Illinois Senate, the Speaker of the Illinois
17	House of Representatives, and the Minority Leader of the
18	Illinois House of Representatives no later than 15 days after
19	filing its notice under subsection (g) of this Section or 5
20	days after the date on which this subsection (k) becomes law,
21	whichever is later, a written commitment in which such electric
22	utility agrees to expend $2 billion outside the corporate
23	limits of any municipality with 1,000,000 or more inhabitants
24	within such electric utility’s service area, over a 6-year
25	period beginning with the calendar year in which the notice is
26	filed, on projects, programs, and improvements within its

09500SB1592ham004	-39-	LRB095 11114 RCE 37318 a

1	service area relating to transmission and distribution
2	including, without limitation, infrastructure expansion,
3	repair and replacement, capital investments, operations and
4	maintenance, and vegetation management.

5	(l) The provisions of this amendatory Act of the 95th
6	General Assembly relating to (i) the reinstatement of rates and
7	(ii) refunds to customers are separate issues and severable. If
8	either of those provisions or its application to any person or
9	circumstance is held invalid, then the invalidity of that
10	provision or application does not affect the other provision or
11	its application. This subsection (l) does not in any way limit
12	the general severability clause of Section 99-97 of this
13	amendatory Act of the 95th General Assembly.

14	(Source: P.A. 91-50, eff. 6-30-99; 92-537, eff. 6-6-02; 92-690,
15	eff. 7-18-02; revised 9-10-02.)

16	(220 ILCS 5/16-113)

17	Sec. 16-113. Declaration of service as a competitive
18	service.

19	(a) An electric utility may, by petition, request the
20	Commission to declare a tariffed service provided by the
21	electric utility to be a competitive service. The electric
22	utility shall give notice of its petition to the public in the
23	same manner that public notice is provided for proposed general
24	increases in rates for tariffed services, in accordance with
25	rules and regulations prescribed by the Commission. The

09500SB1592ham004	-40-	LRB095 11114 RCE 37318 a

1	Commission shall hold a hearing and ~~on the petition if a~~
2	~~hearing is deemed necessary by the Commission. The Commission~~
3	shall declare the class of tariffed service to be a competitive
4	service ~~for some identifiable customer segment or group of~~
5	~~customers, or some clearly defined geographical area~~ within the
6	electric utility’s service area, only after the electric
7	utility demonstrates that at least 33% of the customers in the
8	electric utility’s service area that are eligible to take the
9	class of tariffed service instead take service from alternative
10	retail electric suppliers, as defined in Section 16-102, and
11	that at least 3 alternative retail electric suppliers provide
12	service that is comparable to the class of tariffed service to
13	those customers in the utility’s service area that do not take
14	service from the electric utility; ~~if the service or a~~
15	~~reasonably equivalent substitute service is reasonably~~
16	~~available to the customer segment or group or in the defined~~
17	~~geographical area at a comparable price from one or more~~
18	~~providers other than the electric utility or an affiliate of~~
19	~~the electric utility, and the electric utility has lost or~~
20	~~there is a reasonable likelihood that the electric utility will~~
21	~~lose business for the service to the other provider or~~
22	~~providers;~~ provided, that the Commission may not declare the
23	provision of electric power and energy to be competitive
24	pursuant to this subsection with respect to (i) any retail
25	customer or group of retail customers that is not eligible
26	pursuant to Section 16-104 to take delivery services provided

09500SB1592ham004	-41-	LRB095 11114 RCE 37318 a

1	by the electric utility and (ii) any residential and small
2	commercial retail customers prior to the last date on which
3	such customers are required to pay transition charges. In
4	determining whether to grant or deny a petition to declare the
5	provision of electric power and energy competitive, the
6	Commission shall consider, in applying the above criteria,
7	whether there is adequate transmission capacity into the
8	service area of the petitioning electric utility to make
9	electric power and energy reasonably available to the customer
10	segment or group or in the defined geographical area from one
11	or more providers other than the electric utility or an
12	affiliate of the electric utility, in accordance with this
13	subsection. The Commission shall make its determination and
14	issue its final order declaring or refusing to declare the
15	service to be a competitive service within 180 ~~120~~ days
16	following the date that the petition is filed~~, or otherwise the~~
17	~~petition shall be deemed to be granted; provided, that if the~~
18	~~petition is deemed to be granted by operation of law, the~~
19	~~Commission shall not thereby be precluded from finding and~~
20	~~ordering, in a subsequent proceeding initiated by the~~
21	~~Commission, and after notice and hearing, that the service is~~
22	~~not competitive based on the criteria set forth in this~~
23	~~subsection~~.

24	(b) Any customer except a customer identified in subsection
25	(c) of Section 16-103 who is taking a tariffed service that is
26	declared to be a competitive service pursuant to subsection (a)

09500SB1592ham004	-42-	LRB095 11114 RCE 37318 a

1	of this Section shall be entitled to continue to take the
2	service from the electric utility on a tariffed basis for a
3	period of 3 years following the date that the service is
4	declared competitive, or such other period as is stated in the
5	electric utility’s tariff pursuant to Section 16-110. This
6	subsection shall not require the electric utility to offer or
7	provide on a tariffed basis any service to any customer (except
8	those customers identified in subsection (c) of Section 16-103)
9	that was not taking such service on a tariffed basis on the
10	date the service was declared to be competitive.

11	(c) If the Commission denies a petition to declare a
12	service to be a competitive service, or determines in a
13	separate proceeding that a service is not competitive based on
14	the criteria set forth in subsection (a), the electric utility
15	may file a new petition no earlier than 6 months following the
16	date of the Commission’s order, requesting, on the basis of
17	additional or different facts and circumstances, that the
18	service be declared to be a competitive service.

19	(d) The Commission shall not deny a petition to declare a
20	service to be a competitive service, and shall not find that a
21	service is not a competitive service, on the grounds that it
22	has previously denied the petition of another electric utility
23	to declare the same or a similar service to be a competitive
24	service or has previously determined that the same or a similar
25	service provided by another electric utility is not a
26	competitive service.

09500SB1592ham004	-43-	LRB095 11114 RCE 37318 a

1	(e) An electric utility may declare a service, other than
2	delivery services or the provision of electric power or energy,
3	to be competitive by filing with the Commission at least 14
4	days prior to the date on which the service is to become
5	competitive a notice describing the service that is being
6	declared competitive and the date on which it will become
7	competitive; provided, that any customer who is taking a
8	tariffed service that is declared to be a competitive service
9	pursuant to this subsection (e) shall be entitled to continue
10	to take the service from the electric utility on a tariffed
11	basis until the electric utility files, and the Commission
12	grants, a petition to declare the service competitive in
13	accordance with subsection (a) of this Section. The Commission
14	shall be authorized to find and order, after notice and hearing
15	in a subsequent proceeding initiated by the Commission, that
16	any service declared to be competitive pursuant to this
17	subsection (e) is not competitive in accordance with the
18	criteria set forth in subsection (a) of this Section.

19	(Source: P.A. 90-561, eff. 12-16-97.)

20	(220 ILCS 5/16-135 new)

21	Sec. 16-135. The Consumers Overbilled and Reimbursed for
22	Electricity Fund.

23	(a) The Consumers Overbilled and Reimbursed for
24	Electricity Fund is created as a special fund in the State
25	treasury. Subject to appropriation, moneys in the Fund shall be

09500SB1592ham004	-44-	LRB095 11114 RCE 37318 a

1	distributed and paid or credited as provided in this Section.
2	Income earned on amounts in the Fund shall be deposited into
3	the Fund.

4	(b) No later than November 2007, the Department of Revenue
5	shall make payments from the Fund to each utility that has made
6	refunds under item (B) in subsection (a) of Section 16-111 in
7	the amount of those refunds made by the utility together with
8	interest that is reasonably incurred from the date that the
9	refunds were made to the date of payment to the utility under
10	this subsection.

11	(c) Beginning 10 days after the effective date of this
12	amendatory Act of the 95th General Assembly and through the end
13	of the calendar month in which that date occurs constitutes the
14	first rate-reduction month. Thereafter, each calendar month
15	constitutes a rate-reduction month.

16	(d) For each rate-reduction month, the Department of
17	Revenue shall make a payment from the Fund to each utility that
18	is subject to subsection (a) of Section 16-111. Payments shall
19	be made each calendar month beginning December 2007. The
20	payment to each such utility for a rate-reduction month shall
21	be in an amount equal to (i) the number of total kilowatt hours
22	used by the utility’s customers during the billing periods
23	ending in the rate-reduction month, multiplied by (ii) a rate
24	determined by subtracting the rate charged to the utility’s
25	customers on December 31, 2006 from the rate charged to the
26	utility’s customers on January 2, 2007 for each rate-reduction

09500SB1592ham004	-45-	LRB095 11114 RCE 37318 a

1	month through the rate-reduction month of June 2008; 66% of
2	that amount for each rate-reduction month from July 2008
3	through June 2009; 33% of that amount for each rate-reduction
4	month from July 2009 through June 2010; and none thereafter.
5	For the purpose of calculating the payment under this
6	subsection, the rate charged to the utility’s customers on
7	January 2, 2007 does not include the portion of the rate
8	charged under any delivery services tariff of the utility that
9	became effective on January 2, 2007.

10	Payments under this subsection (d) shall include interest
11	that is reasonably incurred; interest shall be calculated on
12	the remaining balance beginning 10 days after the end of the
13	rate-reduction month through the date of payment. If there is
14	not a sufficient balance in the Fund to make the payment under
15	this subsection (d), then the Department of Revenue shall pay
16	each utility a pro-rata share of the balance of the Fund (less
17	any amount necessary to make refunds under Section 5-65 of the
18	Electricity Generator Tax Act) based on the amount of the
19	payment owing to that utility compared to the total of payments
20	owing to all such utilities. Payments shall be made first with
21	respect to the earliest rate-reduction month for which payment
22	has not been made in full.

23	(e) For each rate-reduction month through and including
24	June 2008, if, during the entire rate-reduction month, the
25	utility charged its customers the same rates charged to its
26	customers on December 31, 2006 (plus any rate charged under any

09500SB1592ham004	-46-	LRB095 11114 RCE 37318 a

1	of the utility’s delivery services tariffs that became
2	effective on or after January 2, 2007), then the amount paid to
3	the utility for that rate-reduction month shall be retained by
4	the utility. Otherwise, the amount paid to the utility for that
5	rate-reduction month shall immediately be credited to the
6	customers of the utility prorated based on the total kilowatt
7	hours used by the customer during the rate-reduction month as
8	compared to the total kilowatt hours used by all customers of
9	that utility during the rate-reduction month. The utility must
10	identify the credit on the bill as a STATE FUNDED CREDIT and
11	must insert a separate notice with the bill to the customer
12	showing the credit. That notice must state the following in at
13	least 14-point bold type:

14	THE “STATE FUNDED CREDIT” SHOWN ON THIS BILL WAS FUNDED IN
15	ACCORDANCE WITH A MANDATE OF THE GENERAL ASSEMBLY OF THE
16	STATE OF ILLINOIS.

17	No other communication concerning the credit may be contained
18	on the notice or the bill or any other material sent with the
19	bill.

20	(f) All information necessary to implement and administer
21	this Section must be provided by each utility to the Commission
22	within 10 days after the end of each calendar month. The
23	Commission shall then verify the information and make
24	certifications to the Department of Revenue necessary for the
25	Department to make payments under this Section.

26	If a utility, without good cause shown, does not provide

09500SB1592ham004	-47-	LRB095 11114 RCE 37318 a

1	accurate information within the 10-day period and the payment
2	based on that information is required to be credited to its
3	customers under subsection (e), then the utility must
4	additionally credit its customers with interest, at the
5	utility’s expense, for the period during which the application
6	of the credit is delayed. The interest shall be at the same
7	rate that the Commission requires the utility to pay on
8	customer deposits.

9	The Commission must, and has all powers necessary to, (i)
10	fully enforce this Section and (ii) examine and audit the books
11	and records of utilities to ensure compliance with this
12	Section.

13	For the public interest, safety, and welfare, in order to
14	initially implement this Section, the Commission is authorized
15	to adopt emergency rules under Section 5-45 of the Illinois
16	Administrative Procedure Act.

17	Section 3-10. The State Finance Act is amended by changing
18	Section 8h and by adding Section 5.675 as follows:

19	(30 ILCS 105/5.675 new)

20	Sec. 5.675. The Consumers Overbilled and Reimbursed for
21	Electricity Fund.

22	(30 ILCS 105/8h)

23	Sec. 8h. Transfers to General Revenue Fund.

09500SB1592ham004	-48-	LRB095 11114 RCE 37318 a

1	(a) Except as otherwise provided in this Section and
2	Section 8n of this Act, and ~~(c), (d), or (e),~~ notwithstanding
3	any other State law to the contrary, the Governor may, through
4	June 30, 2007, from time to time direct the State Treasurer and
5	Comptroller to transfer a specified sum from any fund held by
6	the State Treasurer to the General Revenue Fund in order to
7	help defray the State’s operating costs for the fiscal year.
8	The total transfer under this Section from any fund in any
9	fiscal year shall not exceed the lesser of (i) 8% of the
10	revenues to be deposited into the fund during that fiscal year
11	or (ii) an amount that leaves a remaining fund balance of 25%
12	of the July 1 fund balance of that fiscal year. In fiscal year
13	2005 only, prior to calculating the July 1, 2004 final
14	balances, the Governor may calculate and direct the State
15	Treasurer with the Comptroller to transfer additional amounts
16	determined by applying the formula authorized in Public Act
17	93-839 to the funds balances on July 1, 2003. No transfer may
18	be made from a fund under this Section that would have the
19	effect of reducing the available balance in the fund to an
20	amount less than the amount remaining unexpended and unreserved
21	from the total appropriation from that fund estimated to be
22	expended for that fiscal year. This Section does not apply to
23	any funds that are restricted by federal law to a specific use,
24	to any funds in the Motor Fuel Tax Fund, the Intercity
25	Passenger Rail Fund, the Hospital Provider Fund, the Medicaid
26	Provider Relief Fund, the Teacher Health Insurance Security

09500SB1592ham004	-49-	LRB095 11114 RCE 37318 a

1	Fund, the Reviewing Court Alternative Dispute Resolution Fund,
2	the Voters’ Guide Fund, the Foreign Language Interpreter Fund,
3	the Lawyers’ Assistance Program Fund, the Supreme Court Federal
4	Projects Fund, the Supreme Court Special State Projects Fund,
5	the Supplemental Low-Income Energy Assistance Fund, the Good
6	Samaritan Energy Trust Fund, the Low-Level Radioactive Waste
7	Facility Development and Operation Fund, the Horse Racing
8	Equity Trust Fund, or the Hospital Basic Services Preservation
9	Fund, or to any funds to which subsection (f) of Section 20-40
10	of the Nursing and Advanced Practice Nursing Act applies. No
11	transfers may be made under this Section from the Pet
12	Population Control Fund. Notwithstanding any other provision
13	of this Section, for fiscal year 2004, the total transfer under
14	this Section from the Road Fund or the State Construction
15	Account Fund shall not exceed the lesser of (i) 5% of the
16	revenues to be deposited into the fund during that fiscal year
17	or (ii) 25% of the beginning balance in the fund. For fiscal
18	year 2005 through fiscal year 2007, no amounts may be
19	transferred under this Section from the Road Fund, the State
20	Construction Account Fund, the Criminal Justice Information
21	Systems Trust Fund, the Wireless Service Emergency Fund, or the
22	Mandatory Arbitration Fund.

23	In determining the available balance in a fund, the
24	Governor may include receipts, transfers into the fund, and
25	other resources anticipated to be available in the fund in that
26	fiscal year.

09500SB1592ham004	-50-	LRB095 11114 RCE 37318 a

1	The State Treasurer and Comptroller shall transfer the
2	amounts designated under this Section as soon as may be
3	practicable after receiving the direction to transfer from the
4	Governor.

5	(a-5) Transfers directed to be made under this Section on
6	or before February 28, 2006 that are still pending on May 19,
7	2006 (the effective date of Public Act 94-774) ~~this amendatory~~
8	~~Act of the 94th General Assembly~~ shall be redirected as
9	provided in Section 8n of this Act.

10	(b) This Section does not apply to: (i) the Ticket For The
11	Cure Fund; (ii) any fund established under the Community Senior
12	Services and Resources Act; or (iii) on or after January 1,
13	2006 (the effective date of Public Act 94-511), the Child Labor
14	and Day and Temporary Labor Enforcement Fund.

15	(c) This Section does not apply to the Demutualization
16	Trust Fund established under the Uniform Disposition of
17	Unclaimed Property Act.

18	(d) This Section does not apply to moneys set aside in the
19	Illinois State Podiatric Disciplinary Fund for podiatric
20	scholarships and residency programs under the Podiatric
21	Scholarship and Residency Act.

22	(e) Subsection (a) does not apply to, and no transfer may
23	be made under this Section from, the Pension Stabilization
24	Fund.

25	(f) This Section does not apply to the Consumers Overbilled
26	and Reimbursed for Electricity Fund.

09500SB1592ham004	-51-	LRB095 11114 RCE 37318 a

1	(Source: P.A. 93-32, eff. 6-20-03; 93-659, eff. 2-3-04; 93-674,
2	eff. 6-10-04; 93-714, eff. 7-12-04; 93-801, eff. 7-22-04;
3	93-839, eff. 7-30-04; 93-1054, eff. 11-18-04; 93-1067, eff.
4	1-15-05; 94-91, eff. 7-1-05; 94-120, eff. 7-6-05; 94-511, eff.
5	1-1-06; 94-535, eff. 8-10-05; 94-639, eff. 8-22-05; 94-645,
6	eff. 8-22-05; 94-648, eff. 1-1-06; 94-686, eff. 11-2-05;
7	94-691, eff. 11-2-05; 94-726, eff. 1-20-06; 94-773, eff.
8	5-18-06; 94-774, eff. 5-19-06; 94-804, eff. 5-26-06; 94-839,
9	eff. 6-6-06; revised 6-19-06.)

10	Section 3-15. “An Act in relation to the competitive
11	provision of utility services, amending named Acts”, Public Act
12	90-561, approved December 16, 1997, is amended by changing
13	Section 15 of Article I as follows:

14	(P.A. 90-561, Art. I, Sec. 15)

15	Sec. 15.

16	(a) If any provision added by this amendatory Act of 1997
17	is held invalid, this entire amendatory Act of 1997 shall be
18	deemed invalid, and the provisions of Section 1.31,
19	“Severability”, of the Statute on Statutes are hereby expressly
20	declared not applicable to this amendatory Act of 1997;
21	provided, however (i) that any contracts entered into and
22	performed, transactions completed, orders issued, services
23	provided, billings rendered, or payments made in accordance
24	with the provisions of this amendatory Act of 1997, other than

09500SB1592ham004	-52-	LRB095 11114 RCE 37318 a

1	as provided in clause (ii) below, prior to the date of the
2	determination of such invalidity, shall not thereby be rendered
3	invalid; (ii) that no presumption as to the validity or
4	invalidity of any contracts, transactions, orders, billings,
5	or payments pursuant to Article XVIII of the Public Utilities
6	Act shall result from a determination of invalidity of this
7	amendatory Act of 1997; and (iii) that the provisions of
8	proviso (i) shall not be deemed to preserve the validity of any
9	executory contracts or transactions, of any actions to be taken
10	pursuant to orders issued, or of any services to be performed,
11	billings to be rendered, or payments to be made, pursuant to
12	provisions of this amendatory Act of 1997 subsequent to the
13	date of determination of such invalidity.

14	(b) This Section applies only to Public Act 90-561; this
15	Section does not apply to any Public Act (i) with an effective
16	date after the effective date of Public Act 90-561 and (ii)
17	that amends, adds to, or otherwise affects the provisions added
18	by Public Act 90-561.

19	(Source: P.A. 90-561.)

20	ARTICLE 4

21	Section 4-1. Short title. This Article may be cited as the
22	Illinois Power Authority Act. References in this Article to
23	“this Act” mean this Article.

09500SB1592ham004	-53-	LRB095 11114 RCE 37318 a

1	Section 4-5. Legislative findings and declarations. The
2	General Assembly hereby finds and declares all of the
3	following:

4	(1) The health, welfare, and prosperity of all Illinois
5	citizens require the provision of adequate, efficient,
6	reliable, environmentally safe, and least-cost electric
7	service at prices that accurately reflect the long-term
8	average cost of such services and that are equitable to all
9	citizens, and that public utilities and alternative retail
10	electric suppliers have failed to provide electric service
11	that meets all of these criteria.

12	(2) Escalating and excessive prices for electricity in
13	the State of Illinois pose a serious threat to the economic
14	well-being, health, and safety of the residents of and the
15	commerce and industry in the State.

16	(3) There is a lack of confidence that the electricity
17	needs of residents, commerce, and industry can be supplied
18	in a reliable, efficient, and economical manner in Illinois
19	because ComEd and AmerenIP, AmerenCIPS, and AmerenCILCO
20	have (i) increased their rates unreasonably and
21	unnecessarily; (ii) repeatedly threatened bankruptcy;
22	(iii) failed to maintain their transmission and
23	distribution systems in a manner that ensures reliability;
24	and (iv) in some cases, failed to restore power to
25	customers for more than a week after an outage.

26	(4) The excessive rates and lack of confidence have

09500SB1592ham004	-54-	LRB095 11114 RCE 37318 a

1	deterred commerce and industry from locating in Illinois
2	and have caused existing commerce and industry to seriously
3	consider moving out of the State.

4	(5) The auction that ComEd and Ameren used to procure
5	electricity resulted in rate increases of 26% to 55%,
6	causing consumers’ electric bills to skyrocket and
7	straining the budgets of small and large ratepayers in the
8	State. Some bill increases have been between 100% and 300%.
9	Further substantial rate increases have been forecast by
10	the utilities.

11	(6) These matters of State concern can best be
12	addressed by creating a publicly-owned power authority.
13	Such an authority can best accomplish the purposes and
14	objectives of this Act by planning, procuring, generating,
15	and supplying power for use by residents and businesses in
16	the State.

17	The General Assembly therefore finds that it is necessary
18	to create the Illinois Power Authority and that the goals and
19	objectives of such Authority shall be to:

20	(A) prepare an annual integrated resource plan that
21	identifies the least-cost mix of electric generating,
22	energy-efficiency, and demand-response resources needed to
23	serve Illinois residents and businesses 20 years into the
24	future;

25	(B) procure least-cost electricity, energy efficiency
26	and demand-response resources through competitive

09500SB1592ham004	-55-	LRB095 11114 RCE 37318 a

1	procurement processes to meet the electricity needs of all
2	customers of electric utilities that on January 2, 2007
3	served at least 100,000 customers;

4	(C) construct, improve, rehabilitate, and operate
5	electric generation and cogeneration facilities that use
6	indigenous coal or renewable resources, or both, financed
7	with bonds issued by the Illinois Power Authority; and

8	(D) supply electricity from the Authority’s facilities
9	at cost to municipal electric systems, municipal
10	aggregators, and rural electric cooperatives in Illinois.

11	The General Assembly declares that the Authority’s coal
12	generating facilities shall use only Illinois coal and will
13	provide safe and adequate service at rates that will be lower
14	than the rates that would otherwise result and will facilitate
15	investment in more beneficial energy and demand-side
16	management alternatives, resulting in savings for consumers in
17	the State and otherwise restoring the confidence and protecting
18	the interests of consumers and the economy in the State.
19	Moreover, competition with investor-owned utilities by the
20	authority will result in an improved system, and reduction of
21	future costs, a safer, more efficient, reliable, and economical
22	supply of electric energy. The General Assembly further
23	declares that the Authority shall use, to the fullest extent
24	practical, all economical means of conservation, and
25	technologies that rely on renewable energy resources,
26	cogeneration, and improvements in energy efficiency that will

09500SBl592ham004	-56-	LRB095 11114 RCE 37318 a

1	benefit the interests of consumers of the State.

2	Section 4-10. Definitions. In this Act, unless a different
3	meaning clearly appears from the context:

4	“Acquire” means, with respect to any right, title, or
5	interest in or to any property, the act of taking by the
6	exercise of the power of eminent domain, or acquisition by
7	purchase or otherwise.

8	“Act” means the Illinois Power Authority Act.

9	“Authority” means the Illinois Power Authority.

10	“Board” means the board of trustees of the Authority.

11	“Bonds” or “notes” mean the bonds, notes, or other
12	obligations issued by the Authority pursuant to this Act.

13	“Facility” means an electric generating unit or a
14	cogeneration unit that produces electricity.

15	“Federal government” means the United States of America and
16	any agency or instrumentality, corporate or otherwise, of the
17	United States of America.

18	“Local government” means any unit of local government, as
19	defined in Section 1 of Article VII of the Illinois
20	Constitution, and any school district.

21	“Municipal electric system” means a municipality that owns
22	and operates its own electric distribution system.

23	“Municipal aggregator” means one or more units of local
24	government that procure electricity to serve residential
25	retail electrical loads located within its or their

09500SBl592ham004	-57-	LRB095 11114 RCE 37318 a

1	jurisdiction.

2	“Project” means an action undertaken by the Authority that:

3	(i) causes the Authority to issue bonds, notes, or
4	other obligations, or shares in any subsidiary
5	corporation;

6	(ii) significantly modifies the use of an asset valued
7	at more than $1,000,000 owned by the Authority or involves
8	the sale, lease, or other disposition of such an asset; or

9	(iii) commits the Authority to a contract or agreement
10	with a total consideration of greater than $1,000,000 and
11	does not involve the day-to-day operations of the
12	Authority.

13	“Real property” means lands, structures, franchises, and
14	interests in land, including lands under water and riparian
15	rights, and all other things and rights usually included within
16	that term, and includes also all interests in such property
17	less than full title, such as easements, rights-of-way, uses,
18	leases, licenses, and all other incorporeal hereditaments and
19	every estate, interest, or right, legal or equitable, including
20	terms for years and liens thereon by way of judgments,
21	mortgages, or otherwise, and also all claims for damages for
22	that real estate.

23	“Renewable energy resources” includes energy from wind,
24	solar thermal energy, photovoltaic cells and panels, dedicated
25	crops grown for energy production and organic waste biomass,
26	hydropower that does not involve new construction or

09500SBl592ham004	-58-	LRB095 11114 RCE 37318 a

1	significant expansion of hydropower dams, and other
2	alternative sources of environmentally preferable energy.
3	“Renewable energy resources” does not include, however, energy
4	from the incineration, burning, or heating of waste wood,
5	tires, garbage, general household, institutional, and
6	commercial waste, industrial lunchroom or office waste,
7	landscape waste, or construction or demolition debris.

8	“Rural electric cooperative” means an electric cooperative
9	as defined in Section 3.4 of the Electric Supplier Act.

10	“Security” means any note, stock (whether common or
11	preferred), bond, debenture, evidence of indebtedness,
12	transferable share, voting-trust certificate, or, in general,
13	any interest or instrument commonly known as a “security”, or
14	any certificate of interest or participation in, temporary or
15	interim certificate for, receipt for, or warrant or right to
16	subscribe to or purchase any of the foregoing.

17	“State” means the State of Illinois.

18	“State agency” means any board, authority, agency,
19	department, commission, public corporation, body politic, or
20	instrumentality of the State.

21	“Trustees” means the trustees of the Authority appointed
22	pursuant to Section of this Act.

23	Section 4-15. Illinois Power Authority.

24	(a) For the purpose of effectuating the policy declared in
25	Section 4-15 of this Act, there is hereby created a State

09500SBl592ham004	-59-	LRB095 11114 RCE 37318 a

1	agency to be known as the Illinois Power Authority, which shall
2	be a body corporate and politic, a political subdivision of the
3	State, exercising governmental and public powers, perpetual in
4	duration, capable of suing and being sued, and having a seal,
5	and which shall have the powers and duties enumerated in this
6	Act, together with such others conferred upon it by law.

7	(b) The Authority shall report annually to the Governor and
8	the General Assembly upon its operations and transactions. The
9	annual report shall identify the Authority by its statutory
10	name, and include a letter of transmittal in the report to the
11	Governor and the General Assembly. The annual report shall also
12	include, but not be limited to, the following: (1) the amount
13	of power and energy produced by each Authority facility; (2)
14	the quantity and price of any electricity procured by the
15	Authority under wholesale contracts; (3) the quantity of
16	electricity supplied by each Authority facility to municipal
17	electric systems, municipal aggregators and rural electric
18	cooperatives in Illinois; (4) the revenues as allocated by the
19	Authority to each facility; (5) the costs as allocated by the
20	Authority to each facility; (6) the accumulated depreciation
21	for each facility; and (7) basic financial and operating
22	information specifically detailed for the reporting year and
23	including, but not limited to, income and expense statements,
24	balance sheets, and changes in financial position, all in
25	accordance with generally accepted accounting principles, debt
26	structure, and a summary of funds on a cash basis. The

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1	requirement to provide information pursuant to this subsection
2	is not intended to affect the Authority’s responsibilities or
3	obligations under this Act.

4	(c) The Authority is not created or organized, and its
5	operations shall not be conducted, for the purpose of making a
6	profit. No part of the revenues or assets of the Authority
7	shall inure to the benefit of or be distributable to any of its
8	trustees or officers or any other private persons, except as
9	provided in this Act for actual services rendered.

10	Section 4-20. Trustees.

11	(a) The Authority shall consist of 5 trustees, each of whom
12	shall serve respectively for terms of one, 2, 3, 4, or 5 years.
13	Each trustee shall hold office until a successor has been
14	appointed and qualified. The Governor shall appoint all
15	trustees, with the advice and consent of the Senate and House
16	of Representatives. No person serving as a Commissioner of the
17	Illinois Commerce Commission on January 2, 2007 is eligible to
18	be appointed to a term as a trustee of the Authority or as a
19	temporary appointee. One appointee shall serve an initial term
20	of one year; the second appointee shall serve an initial term
21	of 2 years; the third appointee shall serve an initial term of
22	3 years; the fourth appointee shall serve an initial term of 4
23	years; and the fifth appointee shall serve an initial term of 5
24	years. Thereafter, all terms shall be for a period of 5 years.
25	Three trustees shall be attorneys, certified public

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1	accountants, or professional engineers and shall each have at
2	least 10 years of experience. Two trustees must have at least
3	10 years of experience in one of the following fields: (i)
4	economics, (ii) finance, (iii) accounting, (iv) physical or
5	natural sciences, (v) natural resources, or (vi) environmental
6	studies.

7	(b) At the expiration of the term of each trustee, the
8	Governor shall appoint a successor, with the advice and consent
9	of the Senate and House of Representatives, who shall hold
10	office for a term of 5 years. In the event of a vacancy
11	occurring in the office of the trustee by death, resignation,
12	or otherwise, the Governor shall appoint a successor, with the
13	advice and consent of the Senate and House of Representatives,
14	who shall hold office for the unexpired term. Three trustees
15	constitute a quorum for the purpose of organizing the Authority
16	and conducting its business.

17	(b-5) In the case of vacancy in office during a recess of
18	the Senate or House of Representatives, the Governor shall make
19	a temporary appointment until the next meeting of the Senate
20	and House, when the Governor shall nominate some person to fill
21	the office; and the person so nominated who is confirmed by the
22	Senate and House, shall hold office during the remainder of the
23	term and until a successor is appointed and qualified. No
24	person rejected by the Senate or House for appointment shall,
25	except at the request of both the Senate and House, be again
26	nominated for appointment at the same session or be appointed

09500SBl592ham004	-62-	LRB095 11114 RCE 37318 a

1	to the office during a recess of the Senate or House.

2	(c) The trustees shall receive an annual salary of $50,000
3	or an amount set by the Compensation Review Board, whichever is
4	greater. Each shall be entitled to reimbursement for reasonable
5	expenses in the performance of duties assigned under this Act.

6	(d) Notwithstanding the provisions of any other law, no
7	trustee, officer, or employee of the State, any State agency,
8	or any local government that is appointed a trustee shall be
9	deemed to have forfeited or shall forfeit his or her office or
10	employment by reason of his or her acceptance of a trusteeship
11	on the Authority, his or her service thereon, or his or her
12	employment therewith.

13	(e) No trustee shall be employed by a public utility,
14	independent power producer, power marketer, alternative retail
15	electric supplier, an affiliate of any of the foregoing, or the
16	Authority while serving as a trustee for 2 years prior to
17	appointment or for 2 years after he or she leaves his or her
18	position as a trustee.

19	(f) Trustees shall be prohibited from all of the following
20	while serving as a trustee and for 2 years prior to the
21	appointment or for 2 years after he or she leaves his or her
22	position as a trustee:

23	(1) Owning or holding, directly or indirectly, 5% or
24	more of the voting capital stock of any public utility,
25	independent power producer, power marketer, alternative
26	retail electric supplier, or an affiliate of any of the

09500SBl592ham004	-63-	LRB095 11114 RCE 37318 a

1	foregoing.

2	(2) Being in any chain of successive ownership of 5% or
3	more of the voting capital stock of any public utility,
4	independent power producer, power marketer, alternative
5	retail electric supplier, or an affiliate of any of the
6	foregoing.

7	(3) Receiving any form of compensation, fee, payment,
8	or other consideration from any public utility,
9	independent power producer, power marketer, alternative
10	retail electric supplier, or an affiliate of any of the
11	foregoing, including legal fees, consulting fees, bonuses,
12	or other sums.

13	(g) Until the Board certifies in writing that it is fully
14	operational and capable of carrying out its duties and powers
15	under subsections (a) and (b) of Section 4-35, the Lieutenant
16	Governor is authorized, empowered, and required to
17	expeditiously carry out the duties and powers under those
18	subsections (a) and (b) of Section 4-35. Within 28 days after
19	the effective date of this Act, the Lieutenant Governor shall
20	initiate a competitive solicitation process to retain a
21	procurement officer who shall conduct the procurement process
22	scheduled to occur in January 2008 for the procurement of
23	electricity for delivery beginning in June 2008.

24	Section 4-25. Officers and employees; expenses. The
25	trustees shall choose from among their own number a chairperson

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1	and vice-chairperson. They shall from time to time select such
2	officers and employees, including a chief executive officer,
3	and such engineering, marketing, and legal officers and
4	employees, as they may require for the performance of their
5	duties and shall prescribe the duties and compensation of each
6	officer and employee. They shall adopt by-laws and rules and
7	regulations suitable to the purposes of this Act. As long as
8	and to the extent that the Authority is dependent upon
9	appropriations for the payment of its expenses, it shall incur
10	no obligations for salary, office, or other expenses prior to
11	the making of appropriations adequate to meet those expenses.

12	Section 4-30. General powers of the Authority.

13	(a) The Authority is authorized to:

14	(1) prepare an annual integrated resource plan that
15	identifies the least-cost mix of electric generating,
16	energy-efficiency, and demand-response resources needed to
17	serve Illinois residents and businesses 20 years into the
18	future;

19	(2) procure least-cost electricity, energy efficiency
20	and demand-response resources through competitive
21	procurement processes to meet the electricity needs of all
22	customers of electric utilities that on January 2, 2007
23	served at least 100,000 customers;

24	(3) construct, improve, rehabilitate, and operate
25	electric generation and cogeneration facilities that use

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1	indigenous coal or renewable resources, or both, financed
2	with bonds issued by the Illinois Power Authority; and

3	(4) supply electricity from the Authority’s facilities
4	at cost to municipal electric systems, municipal
5	aggregators, and rural electric cooperatives in Illinois.

6	(b) Except as otherwise limited by this Act, the Authority
7	shall have all of the powers necessary or convenient to carry
8	out the purposes and provisions of this Act, including without
9	limitation, the following:

10	(1) To sue and be sued in all courts and to participate
11	in actions and proceedings, whether judicial,
12	administrative, arbitrative, or otherwise.

13	(2) To have a corporate seal, and to alter that seal at
14	pleasure, and to use it by causing it or a facsimile to be
15	affixed or impressed or reproduced in any other manner.

16	(3) To appoint officers, agents, and employees,
17	without regard to the Personnel Code or any other personnel
18	or civil service law, rule, or regulation of the State and
19	in accordance with guidelines adopted by the Authority,
20	prescribe their duties and qualifications, and fix and pay
21	their compensation.

22	(4) To purchase, receive, take by grant, gift, devise,
23	bequest, or otherwise, lease, or otherwise acquire, own,
24	hold, improve, employ, use, and otherwise deal in and with,
25	real or personal property whether tangible or intangible,
26	or any interest therein, within the State.

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1	(5) To acquire real or personal property, whether
2	tangible or intangible, including without limitation
3	property rights, interests in property, franchises,
4	obligations, contracts, and debt and equity securities, by
5	the exercise of the power of eminent domain; except that
6	any real property acquired by the exercise of the power of
7	eminent domain must be located within the State.

8	(6) To sell, convey, lease, exchange, transfer,
9	abandon, or otherwise dispose of, or mortgage, pledge, or
10	create a security interest in, any of its assets,
11	properties, or any interest therein, wherever situated.

12	(7) To purchase, take, receive, subscribe for, or
13	otherwise acquire, hold, make a tender offer for, vote,
14	employ, sell, lend, lease, exchange, transfer, or
15	otherwise dispose of, mortgage, pledge, or grant a security
16	interest in, use and otherwise deal in and with, bonds and
17	other obligations,shares, or other securities (or
18	interests therein) issued by others, whether engaged in a
19	similar or different business or activity.

20	(8) To make and execute agreements, contracts, and
21	other instruments necessary or convenient in the exercise
22	of the powers and functions of the Authority under this
23	Act, including contracts with any person, firm,
24	corporation, local government, State agency, or other
25	entity, and all State agencies and all local governments
26	are hereby authorized to enter into and do all things

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1	necessary to perform any such agreement, contract, or other
2	instrument with the Authority.

3	(9) To borrow money at such rate or rates of interest
4	as the Authority may determine, issue its notes, bonds, or
5	other obligations to evidence that indebtedness, and
6	secure any of its obligations by mortgage or pledge of any
7	of its property or any interest therein, wherever situated.

8	(10) To arrange for guarantees of its bonds, notes, or
9	other obligations by the federal government or by any
10	private insurer or otherwise, and to pay any premiums
11	therefor.

12	(11) To issue its bonds or notes or other obligations
13	whether or not the income therefrom is exempt from federal
14	income taxation.

15	(12) To purchase bonds, notes, or other obligations of
16	the Authority at such price or prices as the Authority may
17	determine.

18	(13) To lend money, invest and reinvest its funds, and
19	take and hold real and personal property as security for
20	the payment of funds loaned or invested.

21	(14) To procure insurance against any loss in
22	connection with its properties or operations in such amount
23	or amounts and from such insurers, including the federal
24	government, as it may deem necessary or desirable, and to
25	pay any premiums therefor.

26	(15) To negotiate and enter into agreements with

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1	trustees or receivers appointed by United States
2	bankruptcy courts or federal district courts or in other
3	proceedings involving adjustment of debts and authorize
4	legal counsel for the Authority to appear in any such
5	proceedings.

6	(16) To file a petition under Chapter 9 of Title 11 of
7	the United States Bankruptcy Code or take other similar
8	action for the adjustment of its debts.

9	(17) To enter into management agreements for the
10	operation of any of the property or facilities owned by the
11	Authority.

12	(18) To transfer any asset of the Authority to one or
13	more municipal electric systems or rural electric agencies
14	or cooperatives, for such consideration and upon such terms
15	as the Authority may determine to be in the best interest
16	of the citizens of the State of Illinois.

17	(19) To enter upon any lands and within any building
18	whenever in its judgment it may be necessary for the
19	purpose of making surveys and examinations to accomplish
20	any purpose authorized by this Act.

21	(20) To enter into agreements to pay annual sums in
22	lieu of taxes to any local government with respect to any
23	real property that is owned by the Authority and is located
24	in that local government.

25	(21) To maintain an office or offices at such place or
26	places in the State as it may determine.

09500SBl592ham004	-69-	LRB095 11114 RCE 37318 a

1	(22) To make any inquiry, investigation, survey, or
2	study that the Authority may deem necessary to enable it
3	effectively to carry out the provisions of this Act.

4	(23) To adopt, revise, amend, and repeal rules and
5	regulations with respect to its operations, properties,
6	and facilities as may be necessary or convenient to carry
7	out the purposes of this Act, subject to the provisions of
8	the Illinois Administrative Procedure Act.

9	Section 4-35. Specific powers. Without limiting the
10	generality of the powers conferred upon the Authority by
11	Section 4-30 of this Act, the Authority shall have the specific
12	powers described in this Section.

13	(a) Least-cost planning.

14	(1) Electricity demand forecast. The Authority shall
15	have the power to direct investor-owned utilities,
16	municipal electric systems, rural electric cooperatives,
17	municipal aggregators, and alternative retail electric
18	suppliers that serve retail customers in Illinois to supply
19	any data that the Authority deems necessary to prepare and
20	annually update a 20-year electricity demand forecast for
21	the State.

22	(2) Electric generating unit inventory. The Authority
23	shall have the power to direct all owners of electric
24	generating units in Illinois to supply any operational and
25	cost data about their respective generating units that the

09500SBl592ham004	-70-	LRB095 11114 RCE 37318 a

1	Authority deems necessary to prepare and annually update an
2	inventory of generating resources in Illinois.

3	(3) Energy efficiency and demand-response potential.
4	The Authority shall have the power to survey Illinois
5	residents and businesses to assess: (i) the potential for
6	reductions in electricity consumption that can be achieved
7	by implementing energy efficiency measures and the
8	cost-effectiveness of such measures, expressed in cents
9	per kilowatt-hour; and (ii) the potential to reduce peak
10	demand that can be achieved by implementing
11	demand-response programs and the cost-effectiveness of
12	such programs.

13	(4) Least-cost plan to meet demand for electricity. The
14	Authority shall have the power to contract with the
15	University of Illinois and U.S. Department of Energy to
16	develop and run any models of the Illinois electric system
17	needed to prepare an annual least-cost plan that identifies
18	the least-cost mix of electric generating, energy
19	efficiency and demand-response resources needed to serve
20	Illinois residents and businesses 20 years into the future.

21	(A) The Authority shall prepare a draft plan and
22	solicit public comment on the draft plan. To facilitate
23	public comment, the Authority shall hold at least 2
24	public hearings on the draft plan. At least 30-days’
25	notice of the hearing shall be given by publication
26	once in each week during such period in each of 6

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1	newspapers within the State to be selected by the
2	Authority. Copies of the draft plan shall be available
3	for public inspection during that period of 30 days at
4	the office or offices of the Authority and at such
5	other places throughout the State as it may designate.

6	(B) The Authority shall review these comments and
7	revise the draft plan, as necessary, before issuing the
8	final plan.

9	(b) Least-cost procurement.

10	(1) The Board shall have the power to retain a
11	Procurement Officer to develop and procure electricity,
12	energy efficiency and demand-response resources at least
13	cost through a competitive procurement process to meet the
14	electricity needs of the customers of electric utilities
15	that on January 2, 2007 served at least 100,000 customers.
16	Such utilities shall execute all contracts awarded through
17	the Authority procurement process and shall make direct
18	payment to the counter-parties to those contracts. Such a
19	utility may self-procure only the electricity that is
20	necessary for load-following.

21	(A) Procurement for residential and small
22	commercial customers. The Procurement Officer shall
23	develop least-cost portfolios of contracts for
24	electricity supply, energy efficiency measures and
25	demand-response to meet the requirements of each
26	utility’s residential and small commercial customers,

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1	which shall be updated on a quarterly basis, and based
2	on load data supplied by the utilities, the least-cost
3	plan mandated under subsection (a) of this Section, and
4	other sources of information that the Procurement
5	Officer deems necessary to develop these portfolios.
6	One portfolio shall be constructed for Commonwealth
7	Edison. One portfolio shall be constructed for
8	AmerenCIPS, AmerenCILCO and AmerenIP, collectively.

9	(i) Base load. When constructing these
10	portfolios the Procurement Officer shall maximize
11	the quantity of baseload electricity purchased
12	through long-term, 100% load factor contracts.

13	(ii) Intermediate load. When constructing
14	these portfolios the Procurement Officer shall
15	maximize the load factor in intermediate load
16	contracts by contracting for targeted energy
17	efficiency and demand-response measures.

18	(iii) Peak load. When constructing these
19	portfolios the Procurement Officer shall minimize
20	the quantity of peak load electricity purchased by
21	contracting for targeted energy efficiency and
22	demand-response measures.

23	(iv) Renewable energy. When constructing these
24	portfolios, the Procurement Officer shall
25	designate a percentage of purchases made each year
26	to be from electricity generated from renewable

09500SB1592ham004	-73-	LRB095 11114 RCE 37318 a

1	sources in Illinois, in the following quantities:
2	no less than 2% in 2009; no less than 4% in 2010;
3	no less than 8% in 2011; no less than 10% in 2012
4	and thereafter.

5	(v) Board approval. The portfolio design shall
6	be subject to Board approval on a quarterly basis.

7	(B) Procurement of electric supply for residential
8	and small commercial customers. The Procurement
9	Officer shall conduct a rolling solicitation of sealed
10	bids from electric generators for supply contracts
11	identified in these portfolios.

12	(i) Bids will be assessed against benchmarks
13	established by the Board. The benchmarks shall
14	include prices in spot and forward electricity
15	markets, production costs, and electricity rates
16	in the states surrounding Illinois. If other
17	benchmarks are adopted, the Board, in consultation
18	with the Procurement Officer shall determine
19	which, if any, of these benchmarks shall be
20	disclosed to bidders. Separate benchmarks shall be
21	established for purchases of electricity generated
22	from renewable resources.

23	(ii) The Procurement Officer may reject any
24	and all bids.

25	(iii) The Procurement Officer may enter into
26	price negotiations with bidders.

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1	(C) Procurement of energy efficiency and demand
2	response measures for residential and small commercial
3	customers. The Procurement Officer shall contract with
4	energy services companies to provide cost-effective
5	energy efficiency and demand-response measures to the
6	residential and small commercial customers of the
7	utilities. The Authority may also directly implement
8	energy efficiency and demand-response measures for
9	residential and small customers.

10	(D) Procurement for large commercial and
11	industrial customers. The Procurement Officer shall
12	solicit sealed bids from electricity suppliers on an
13	annual basis to meet each utility’s full requirements
14	to serve the utility’s large commercial and industrial
15	customers.

16	(i) The Procurement Officer shall solicit bids
17	to supply one or more 100 MW vertical tranches of
18	load for each utility. Bid prices shall include all
19	energy, capacity, transmission, ancillary services
20	and line losses.

21	(ii) Bids will be assessed against benchmarks
22	established by the Board. The benchmarks shall
23	include prices in spot and forward electricity
24	markets, production costs, and electricity rates
25	in the states surrounding Illinois. If other
26	benchmarks are adopted, the Board, in consultation

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1	with the Procurement Officer shall determine
2	which, if any, of these benchmarks shall be
3	disclosed to bidders.

4	(iii) The Procurement Officer may reject any
5	and all bids.

6	(iv) The Procurement Officer may enter into
7	price negotiations with bidders.

8	(v) The price that results from this
9	procurement process shall be published no later
10	than the first day of May each year. Thereafter,
11	there will be a 30-day enrollment period for
12	customers with peak demands from 400 kW to 3 MW.

13	(c) Acquisition and operation of electric generating
14	units. The Illinois Power Authority shall have the power to
15	acquire, construct, improve, rehabilitate, maintain and
16	operate electric generation and cogeneration facilities that
17	use indigenous coal or renewable resources, or both, financed
18	with bonds issued by the Illinois Power Authority or the
19	Illinois Finance Authority. The Authority, with Board
20	approval, shall have the power:

21	(1) To acquire, construct, complete, improve,
22	rehabilitate, maintain, and operate such facilities as the
23	Authority deems necessary or desirable to maintain an
24	adequate, dependable, and low-cost supply of electric
25	power.

26	(A) The Authority shall ensure that these

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1	facilities are constructed and operated in accordance
2	with practices, methods, and acts that, in the exercise
3	of reasonable judgment in light of the facts known at
4	the time the decision was made, including, but not
5	limited to, the practices, methods, and acts engaged in
6	or approved by the electric industry.

7	(B) The Authority shall ensure that all of the
8	Authority’s projects achieve the expected result at
9	the lowest reasonable cost.

10	(2) To determine the location, type, size, form of
11	ownership, use, and operation of any generating facility,
12	consistent with the provisions of this Act. The Authority
13	shall give primary consideration to the construction of
14	cogeneration and other high-efficiency facilities and
15	facilities that use renewable resources. The Authority
16	shall hold at least one public hearing before entering into
17	a decision to acquire, construct, complete, improve or
18	rehabilitate a facility. At least 30-days’ notice of the
19	hearing shall be given by publication once in each week
20	during such period in each of 6 newspapers within the State
21	to be selected by the Authority.

22	(A) The first generating facility that the
23	Authority constructs, acquires, or completes shall be
24	a coal-fired facility which uses coal from the State of
25	Illinois.

26	(B) All coal-fired generating facilities that are

09500SB1592ham004	-77-	LRB095 11114 RCE 37318 a

1	owned or maintained by the Authority shall use coal
2	from the State of Illinois.

3	(3) To apply to the appropriate agencies and officials
4	of the federal and State governments for such licenses,
5	permits, or approval of its plans or projects as it may
6	deem necessary or advisable, and to accept such licenses,
7	permits, or approvals as may be tendered to it by such
8	agencies or officials, upon such terms and conditions as it
9	may deem appropriate.

10	(4) To institute suit, or to apply to any legislative
11	body for legislation, or to take such other action as it
12	may deem necessary or advisable in the furtherance of the
13	purposes of this Act and for the protection of its rights,
14	if for any reason the Authority shall fail to secure any
15	such license, permit, or approval as it may deem necessary
16	or advisable.

17	(5) To cooperate with and to enter into contractual
18	arrangements with private companies, public entities,
19	schools and universities, and municipal electric systems
20	and rural electric cooperatives:

21	(A) with respect to the construction, acquisition,
22	ownership, operation and use of facilities by the
23	Authority;

24	(B) with respect to the construction, completion,
25	acquisition, ownership, and operation of generating
26	facilities.

09500SB1592ham004	-78-	LRB095 11114 RCE 37318 a

1	(6) To cooperate with and to enter into contractual
2	arrangements with local governments with respect to the
3	construction, improvement, rehabilitation, ownership, and
4	operation of generating facilities.

5	(7) To cooperate with and to enter into contractual
6	arrangements, in the discretion of the Authority, with the
7	Capital Development Board in connection with the planning,
8	siting, development, construction, operation, and
9	maintenance of generating facilities of the Authority.

10	(d) Use of electricity from the Authority’s facilities. The
11	Authority shall supply, at cost, electricity produced by the
12	Authority’s facilities to municipal electric systems,
13	municipal aggregators and rural electric cooperatives in
14	Illinois.

15	(1) Contracts to supply power and energy from the
16	Authority’s facilities shall provide for the effectuation
17	of the policies set forth in this Act and shall ensure
18	recovery of:

19	(A) All operating and maintenance expenses of the
20	Authority’s facilities and projects, and

21	(B) Interest on and amortization and reserve
22	charges sufficient within 50 years after the date of
23	issuance to retire the bonds of the Authority issued
24	for the projects.

25	(2) The contracts shall also provide that:

26	(A) Notwithstanding any provisions in the Public

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1	Utilities Act, entities supplied with power and energy
2	from an Authority facility shall supply the power and
3	energy to retail customers at the same price paid to
4	purchase power and energy from the Authority.

5	(B) The entity shall make timely payment on all
6	bills rendered by the Authority.

7	(C) Violation of these contract terms, as well as
8	such other terms as the Authority may specify, shall
9	result in cancellation and termination of the
10	contract.

11	(D) Such other terms not inconsistent with the
12	provisions and policy of this Act, as the Authority may
13	deem advisable.

14	(3) Contracts negotiated by the Authority as provided
15	in subsections (1) and (2) of this Section shall be entered
16	into and executed as follows:

17	(A) After the parties have agreed to the terms of
18	the contract, the Authority shall promptly transmit a
19	copy of the proposed contract to the Governor, the
20	Secretary of State, the Attorney General, the
21	Treasurer, the Comptroller, and the legislative
22	leaders of the General Assembly and shall hold a public
23	hearing or hearings upon the terms thereof. At least
24	30-days’ notice of the hearing shall be given by
25	publication once in each week during such period in
26	each of 6 newspapers within the State to be selected by

09500SB1592ham004	-80-	LRB095 11114 RCE 37318 a

1	the Authority. Copies of proposed contracts shall be
2	available for public inspection during that period of
3	30 days at the office or offices of the Authority and
4	at such other places throughout the State as it may
5	designate.

6	(B) Following the public hearing, the Authority
7	shall reconsider the terms of the proposed contract or
8	contracts and shall negotiate such changes and
9	modifications in the contract or contracts as the
10	Authority deems necessary or advisable.

11	(C) When the contract or contracts are finally
12	agreed upon in terms satisfactory to the Authority and
13	its co-party or co-parties, and the Authority decides
14	that the contract is in the public interest, the
15	Authority shall report the proposed contract or
16	contracts, together with its recommendations and the
17	record of the public hearings to the Governor, the
18	Secretary of State, the Attorney General, the
19	Treasurer, the Comptroller, and the General Assembly.

20	(i) The Attorney General shall review the
21	contract to ensure that it complies with all
22	applicable laws. If the Attorney General
23	determines that the contract meets all applicable
24	laws, then the trustees shall approve the
25	contract.

26	(ii) The contract, after receiving the

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1	required number of votes by the trustees, shall be
2	executed by the chairperson and secretary of the
3	Authority and shall come into full force and effect
4	and be binding upon the Authority and all other
5	parties in accordance with its terms.

6	(e) Planning and procurement under subsections (a) and (b)
7	of this Section are not subject to the Illinois Procurement
8	Code.

9	Section 4-40. Notes of the Authority. The Authority is
10	authorized from time to time to issue its negotiable notes in
11	conformity with applicable provisions of the Uniform
12	Commercial Code for any corporate purpose and to refund from
13	time to time any notes by the issuance of new notes, whether
14	the notes to be refunded have or have not matured. The
15	Authority may issue notes partly to refund notes or to
16	discharge other obligations then outstanding and partly for any
17	other corporate purpose of the Authority. The notes may be
18	authorized, sold, executed, and delivered in the same manner as
19	bonds. Any resolution authorizing notes of the Authority or any
20	issue thereof may contain any provisions that the Authority is
21	authorized to include in any resolution authorizing bonds of
22	the Authority or any issue thereof, and the Authority may
23	include in any notes any terms, covenants, or conditions that
24	it is authorized to include in any bonds.

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1	Section 4-60. Revenue bonds.

2	(a) The Authority shall have the continuing power to issue
3	revenue bonds, notes, or other evidences of indebtedness in an
4	aggregate amount not to exceed $4,000,000,000 for the purpose
5	of developing, constructing, acquiring, or improving projects
6	for acquiring and improving any property necessary and useful
7	in connection therewith, and for the purposes of the Employee
8	Ownership Assistance Act. The bonds must be issued under the
9	supervision of the Illinois Finance Authority, as set forth
10	under Section 825-13 of the Illinois Finance Authority Act. For
11	the purpose of evidencing the obligations of the Authority to
12	repay any money borrowed, the Authority may, pursuant to
13	resolution, from time to time issue and dispose of its interest
14	bearing revenue bonds, notes, or other evidences of
15	indebtedness and may also from time to time issue and dispose
16	of such bonds, notes, or other evidences of indebtedness to
17	refund, at maturity, at a redemption date or in advance of
18	either, any revenue bonds, notes, or other evidences of
19	indebtedness pursuant to redemption provisions or at any time
20	before maturity. All such revenue bonds, notes, or other
21	evidences of indebtedness shall be payable solely from the
22	revenues or income to be derived from loans made with respect
23	to projects, from the leasing or sale of the projects, or from
24	any other funds available to the Authority for such purposes,
25	including, when so provided by ordinance of the Authority
26	authorizing the issuance of revenue bonds or notes. The revenue

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1	bonds, notes, or other evidences of indebtedness may bear such
2	date or dates, may mature at such time or times not exceeding
3	40 years from their respective dates, may bear interest at such
4	rate or rates not exceeding the maximum rate permitted by the
5	Bond Authorization Act, may be in such form, may carry such
6	registration privileges, may be executed in such manner, may be
7	payable at such place or places, may be made subject to
8	redemption in such manner and upon such terms, with or without
9	premium as is stated on the face thereof, may be authenticated
10	in such manner, and may contain such terms and covenants as may
11	be provided by an applicable resolution.

12	(b) The holder or holders of any revenue bonds, notes, or
13	other evidences of indebtedness issued by the Authority may
14	bring suits at law or proceedings in equity to compel the
15	performance and observance by any corporation or person or by
16	the Authority or any of its agents or employees of any contract
17	or covenant made with the holders of such revenue bonds, notes,
18	or other evidences of indebtedness, to compel such corporation,
19	person, the Authority, and any of its agents or employees to
20	perform any duties required to be performed for the benefit of
21	the holders of any such revenue bonds, notes, or other
22	evidences of indebtedness by the provision of the resolution
23	authorizing their issuance and to enjoin such corporation,
24	person, the Authority, and any of its agents or employees from
25	taking any action in conflict with any such contract or
26	covenant.

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1	(c) If the Authority fails to pay the principal of or
2	interest on any of the revenue bonds or premium, if any, as the
3	same become due, a civil action to compel payment may be
4	instituted in the appropriate circuit court by the holder or
5	holders of the revenue bonds on which such default of payment
6	exists or by an indenture trustee acting on behalf of such
7	holders. Delivery of a summons and a copy of the complaint to
8	the Chairperson of the Board shall constitute sufficient
9	service to give the circuit court jurisdiction of the subject
10	matter of such a suit and jurisdiction over the Authority and
11	its officers named as defendants for the purpose of compelling
12	such payment. Any case, controversy, or cause of action
13	concerning the validity of this Act relates to the revenue of
14	the State of Illinois.

15	(d) Notwithstanding the form and tenor of any such revenue
16	bonds, notes, or other evidences of indebtedness and in the
17	absence of any express recital on the face of any such revenue
18	bond, note, or other evidence of indebtedness that it is
19	nonnegotiable, all such revenue bonds, notes, and other
20	evidences of indebtedness shall be negotiable instruments.
21	Pending the preparation and execution of any such revenue
22	bonds, notes, or other evidences of indebtedness, temporary
23	revenue bonds, notes, or evidences of indebtedness may be
24	issued as provided by ordinance.

25	(e) To secure the payment of any or all of such revenue
26	bonds, notes, or other evidences of indebtedness, the revenues

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1	to be received by the Authority from a lease agreement or loan
2	agreement shall be pledged, and, for the purpose of setting
3	forth the covenants and undertakings of the Authority in
4	connection with the issuance thereof and the issuance of any
5	additional revenue bonds, notes, or other evidences of
6	indebtedness payable from such revenues, income, or other funds
7	to be derived from projects, the Authority may execute and
8	deliver a mortgage or trust agreement. A remedy for any breach
9	or default of the terms of any such mortgage or trust agreement
10	by the Authority may be by mandamus proceedings in the
11	appropriate circuit court to compel the performance and
12	compliance therewith, but the trust agreement may prescribe by
13	whom or on whose behalf the action may be instituted.

14	(f) The revenue bonds or notes shall be secured as provided
15	in the authorizing ordinance which may, notwithstanding any
16	other provision of this Act, include in addition to any other
17	security a specific pledge or assignment of and lien on or
18	security interest in any or all revenues or money of the
19	Authority from whatever source which may by law be used for
20	debt service purposes and a specific pledge or assignment of
21	and lien on or security interest in any funds or accounts
22	established or provided for by ordinance of the Authority
23	authorizing the issuance of such revenue bonds or notes.

24	(g) The State of Illinois pledges to and agrees with the
25	holders of the revenue bonds and notes of the Authority issued
26	pursuant to this Section that the State will not limit or alter

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1	the rights and powers vested in the Authority by this Act so as
2	to impair the terms of any contract made by the Authority with
3	such holders or in any way impair the rights and remedies of
4	such holders until such revenue bonds and notes, together with
5	interest thereon, with interest on any unpaid installments of
6	interest, and all costs and expenses in connection with any
7	action or proceedings by or on behalf of such holders, are
8	fully met and discharged. The Authority is authorized to
9	include these pledges and agreements of the State in any
10	contract with the holders of revenue bonds or notes issued
11	pursuant to this Section.

12	(h) In the event that the Authority determines that monies
13	of the Authority will not be sufficient for the payment of the
14	principal of and interest on its bonds during the next State
15	fiscal year, the Chairperson, as soon as practicable, shall
16	certify to the Governor the amount required by the Authority to
17	enable it to pay such principal of and interest on the bonds.
18	The Governor shall submit the amount so certified to the
19	General Assembly as soon as practicable, but no later than the
20	end of the current State fiscal year. This subsection (h) shall
21	apply only to any bonds or notes as to which the Authority
22	shall have determined, in the resolution authorizing the
23	issuance of the bonds or notes, that this subsection shall
24	apply. Whenever the Authority makes such a determination, that
25	fact shall be plainly stated on the face of the bonds or notes
26	and that fact shall also be reported to the Governor. In the

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1	event of a withdrawal of moneys from a reserve fund established
2	with respect to any issue or issues of bonds of the Authority
3	to pay principal or interest on those bonds, the Chairperson of
4	the Authority, as soon as practicable, shall certify to the
5	Governor the amount required to restore the reserve fund to the
6	level required in the resolution or indenture securing those
7	bonds. The Governor shall submit the amount so certified to the
8	General Assembly as soon as practicable, but no later than the
9	end of the current State fiscal year. The Authority shall
10	obtain written approval from the Governor for any bonds and
11	notes to be issued under this Section.

12	Section 4-65. State and local governments not liable on
13	bonds or notes. The bonds, notes, and other obligations of the
14	Authority shall not be a debt of the State or of any local
15	government, and neither the State nor any local government
16	shall be liable thereon. The Authority shall not have the power
17	to pledge the credit, the revenues, or the taxing power of the
18	State or of any local government, and neither the credit, the
19	revenues, nor the taxing power of the State or of any local
20	government shall be, or shall be deemed to be, pledged to the
21	payment of any bonds, notes, or other obligations of the
22	Authority. Each evidence of indebtedness of the Authority,
23	including the bonds and notes of the Authority, shall contain a
24	clear and explicit statement of the provisions of this Section.

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1	Section 4-70. Deposit and investment of moneys of the
2	Authority.

3	(a) All moneys of the Authority from whatever source
4	derived, except as otherwise authorized or provided in this
5	Act, shall be paid to the treasurer of the Authority and shall
6	be deposited forthwith in a bank or banks designated by the
7	Authority. The moneys in such accounts shall be withdrawn on
8	the order of such person or persons as the Authority may
9	authorize.

10	(b) The Authority may contract with holders of any of its
11	bonds or notes, or any trustee therefor, as to the custody,
12	collection, securing, investment, and payment of any moneys of
13	the Authority and of any moneys held in trust or otherwise for
14	the payment of bonds or notes, and to carry out any such
15	contract. Moneys held in trust or otherwise for the payment of
16	bonds or notes or in any way to secure bonds or notes and
17	deposits of such moneys and all banks and trust companies in
18	the State are authorized to give such security for such
19	deposits.

20	(c) Subject to agreements with noteholders and bondholders
21	or any trustee therefor, the Authority shall prescribe a
22	uniform system of accounts in accordance with generally
23	accepted accounting principles.

24	Section 4-75. Agreement of the State.

25	(a) The State of Illinois pledges and agrees with the

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1	holders of any obligations issued under this Act and the
2	parties to any contracts with the Authority that the State will
3	not limit or alter the rights vested in the Authority until
4	those obligations together with the interest thereon are fully
5	met and discharged and those contracts are fully performed on
6	the part of the Authority, except that nothing in this Act
7	precludes such limitation or alteration if adequate provision
8	is made by law for the protection of the holders of the
9	obligations of the Authority, or those entering into such
10	contracts with the Authority. The Authority as agent for the
11	State is authorized to include this pledge and agreement by the
12	State in all agreements with the holders of such obligations
13	and in all such contracts.

14	(b) Nothing in this Act shall be construed as diminishing
15	or enlarging any valid existing rights under any license
16	heretofore issued pursuant to the provisions of the Federal
17	Power Act.

18	Section 4-80. Exemption from taxation.

19	(a) It is hereby found and declared that the operation of
20	the Authority is primarily for the benefit of the people of the
21	State of Illinois, for the improvement of their health,
22	welfare, and prosperity, and has a public purpose, and the
23	Authority shall be regarded as performing an essential
24	governmental function in carrying out the provisions of this
25	Act.

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1	(b) The Authority shall not be required to pay taxes or
2	assessments upon any of the property acquired or controlled by
3	it or upon its activities in the operation and maintenance
4	thereof or upon income derived therefrom, except that nothing
5	in this Act shall prevent the Authority from entering into
6	agreements to make payments in lieu of taxes with the governing
7	bodies of local governments with respect to property acquired
8	for any project when those payments are based solely on the
9	value of real property without regard to any improvement
10	thereof by the Authority.

11	(c) The securities and other obligations issued by the
12	Authority, their transfer, and the income therefrom shall, at
13	all times, be free from taxation by the State or any local
14	government, except for estate and gift taxes.

15	(d) The securities and other obligations issued by the
16	Authority, their transfer, and the income therefrom shall, at
17	all times, be free from taxation within this State. It is
18	furthermore declared that the object and purpose of this Act is
19	that such projects shall be in all respects self-supporting.

20	(e) The Authority is not subject to the Electric Generator
21	Tax.

22	Section 4-85. Repayment of State appropriations. All
23	appropriations made by the State to the Authority shall be
24	treated as advances by the State to the Authority, and shall be
25	repaid to the State without interest either out of the proceeds

09500SB1592ham004	-91-	LRB095 11114 RCE 37318 a

1	of bonds issued by the Authority pursuant to this Act, or by
2	the delivery of non-interest bearing bonds of the Authority to
3	the State for all or any part of such advances, or out of
4	excess revenues of the Authority, at such times and on such
5	conditions as the State and the Authority mutually may agree
6	upon.

7	Section 4-90. ICC lacks jurisdiction. The activities of the
8	Authority authorized by this Act and any other function or duty
9	of the Authority are not subject to the Public Utilities Act or
10	to the jurisdiction of the Illinois Commerce Commission.

11	Section 4-95. Equal employment opportunity and
12	minority-owned and women-owned business enterprise programs.

13	(a) All contracts entered into by the Authority pursuant to
14	this Act of whatever nature and all documents soliciting bids
15	or proposals therefor shall contain or make reference to the
16	following provisions:

17	(1) The contractor will not discriminate against
18	employees or applicants for employment because of race,
19	creed, color, national origin, sex, age, disability, or
20	marital status, and will undertake or continue existing
21	programs of affirmative action to ensure that minority
22	group persons and women are afforded equal opportunity
23	without discrimination. Such programs shall include, but
24	not be limited to, recruitment, employment, job

09500SB1592ham004	-92-	LRB095 11114 RCE 37318 a

1	assignment, promotion, upgrading, demotion, transfer,
2	layoff, termination, rates of pay or other forms of
3	compensation, and selection for training and retraining,
4	including apprenticeship and on-the-job training.

5	(2) At the request of the Authority, the contractor
6	shall request each employment agency, labor union, or
7	authorized representative of workers with which it has a
8	collective bargaining or other agreement or understanding
9	and that is involved in the performance of the contract
10	with the Authority to furnish a written statement that such
11	employment agency, labor union, or representative shall
12	not discriminate because of race, creed, color, national
13	origin, sex, age, disability, or marital status and that
14	such union or representative will cooperate in the
15	implementation of the contractor’s obligations under this
16	Act.

17	(3) The contractor shall state, in all solicitations or
18	advertisements for employees placed by or on behalf of the
19	contractor in the performance of the contract with the
20	Authority, that all qualified applicants will be afforded
21	equal employment opportunity without discrimination
22	because of race, creed, color, national origin, sex, age,
23	disability, or marital status.

24	(4) The contractor will include the provisions of
25	paragraphs (1) through (3) of this subsection in every
26	subcontract or purchase order in such a manner that the

09500SB1592ham004	-93-	LRB095 11114 RCE 37318 a

1	provisions will be binding upon each subcontractor or
2	vendor as to its work in connection with the contract with
3	the Authority.

4	(b) The Authority shall establish measures, procedures,
5	and guidelines to ensure that contractors and subcontractors
6	undertake meaningful programs to employ and promote qualified
7	minority group members and women. The procedures may require,
8	after notice in a bid solicitation, the submission of a
9	minority and women workforce utilization program prior to the
10	award of any contract, or at any time thereafter, and may
11	require the submission of compliance reports relating to the
12	operation and implementation of any workforce utilization
13	program. The Authority may take appropriate action, including
14	the imposition of sanctions for non-compliance, to effectuate
15	the provisions of this Section and shall be responsible for
16	monitoring compliance with this Act.

17	(c) In the performance of projects pursuant to this Act,
18	minority-owned and women-owned business enterprises shall be
19	given the opportunity for meaningful participation. The
20	Authority shall establish quantifiable standards and measures
21	and procedures to secure meaningful participation and identify
22	those contracts and items of work for which minority-owned and
23	women-owned business enterprises may best bid to actively and
24	affirmatively promote and assist their participation in
25	projects, so as to facilitate the award of a fair share of
26	contracts to such enterprises; except that nothing in this Act

09500SB1592ham004	-94-	LRB095 11114 RCE 37318 a

1	shall be construed to limit the ability of the Authority to
2	assure that qualified minority-owned and women-owned business
3	enterprises may participate in the program. The provisions of
4	this subsection shall not be construed to limit the ability of
5	any minority business enterprise to bid on any contract.

6	(d) In order to implement the requirements and objectives
7	of this Section, the Authority shall establish procedures to
8	monitor contractors compliance with provisions hereof, provide
9	assistance in obtaining competing qualified minority-owned and
10	women-owned business enterprises to perform contracts proposed
11	to be awarded, impose contractual sanctions for
12	non-compliance, and take other appropriate measures to improve
13	the access of minority-owned and women-owned business
14	enterprises to these contracts

15	Section 4-100. Authority subject to other Acts. The
16	Authority is subject to the provisions of the Open Meetings Act
17	and the Freedom of Information Act.

18	Section 4-105. Court proceedings; venue.

19	(a) The venue of any action or proceeding questioning the
20	validity of this Act shall be in the county in which the
21	principal office of the Authority is located.

22	(b) If any party appeals an award of compensation for the
23	taking by the Authority of stock or assets, that party shall
24	post a bond in such amount, if any, as the court of competent

09500SB1592ham004	-95-	LRB095 11114 RCE 37318 a

1	jurisdiction shall deem appropriate to adequately protect the
2	interests of the other party under all the circumstances.

3	(c) All tort claims are subject to the Court of Claims Act.

4	Section 4-900. The Illinois Procurement Code is amended by
5	changing Section 50-70 as follows:

6	(30 ILCS 500/50-70)

7	Sec. 50-70. Additional provisions. This Code is subject to
8	applicable provisions of the following Acts:

9	(1) Article 33E of the Criminal Code of 1961;

10	(2) the Illinois Human Rights Act;

11	(3) the Discriminatory Club Act;

12	(4) the Illinois Governmental Ethics Act;

13	(5) the State Prompt Payment Act;

14	(6) the Public Officer Prohibited Activities Act; and

15	(7) the Drug Free Workplace Act; and~~.~~

16	(8) the Illinois Power Authority Act.

17	(Source: P.A. 90-572, eff. 2-6-98.)

18	Section 4-905. The Illinois Pension Code is amended by
19	changing Section 1-109.1 as follows:

20	(40 ILCS 5/1-109.1) (from Ch. 108 1/2, par. 1-109.1)

21	Sec. 1-109.1. Allocation and Delegation of Fiduciary
22	Duties.

09500SB1592ham004	-96-	LRB095 11114 RCE 37318 a

1	(1) Subject to the provisions of Section 22A-113 of this
2	Code and subsections (2) and (3) of this Section, the board of
3	trustees of a retirement system or pension fund established
4	under this Code may:

5	(a) Appoint one or more investment managers as
6	fiduciaries to manage (including the power to acquire and
7	dispose of) any assets of the retirement system or pension
8	fund; and

9	(b) Allocate duties among themselves and designate
10	others as fiduciaries to carry out specific fiduciary
11	activities other than the management of the assets of the
12	retirement system or pension fund.

13	(2) The board of trustees of a pension fund established
14	under Article 5, 6, 8, 9, 10, 11, 12 or 17 of this Code may not
15	transfer its investment authority, nor transfer the assets of
16	the fund to any other person or entity for the purpose of
17	consolidating or merging its assets and management with any
18	other pension fund or public investment authority, unless the
19	board resolution authorizing such transfer is submitted for
20	approval to the contributors and pensioners of the fund at
21	elections held not less than 30 days after the adoption of such
22	resolution by the board, and such resolution is approved by a
23	majority of the votes cast on the question in both the
24	contributors election and the pensioners election. The
25	election procedures and qualifications governing the election
26	of trustees shall govern the submission of resolutions for

09500SB1592ham004	-97-	LRB095 11114 RCE 37318 a

1	approval under this paragraph, insofar as they may be made
2	applicable.

3	(3) Pursuant to subsections (h) and (i) of Section 6 of
4	Article VII of the Illinois Constitution, the investment
5	authority of boards of trustees of retirement systems and
6	pension funds established under this Code is declared to be a
7	subject of exclusive State jurisdiction, and the concurrent
8	exercise by a home rule unit of any power affecting such
9	investment authority is hereby specifically denied and
10	preempted.

11	(4) For the purposes of this Code, “emerging investment
12	manager” means a qualified investment adviser that manages an
13	investment portfolio of at least $10,000,000 but less than
14	$2,000,000,000 and is a “minority owned business” or “female
15	owned business” as those terms are defined in the Business
16	Enterprise for Minorities, Females, and Persons with
17	Disabilities Act.

18	It is hereby declared to be the public policy of the State
19	of Illinois to encourage the trustees of public employee
20	retirement systems to use emerging investment managers in
21	managing their system’s assets to the greatest extent feasible
22	within the bounds of financial and fiduciary prudence, and to
23	take affirmative steps to remove any barriers to the full
24	participation of emerging investment managers in investment
25	opportunities afforded by those retirement systems.

26	Each retirement system subject to this Code shall prepare a

09500SB1592ham004	-98-	LRB095 11114 RCE 37318 a

1	report to be submitted to the Governor and the General Assembly
2	by September 1 of each year. The report shall identify the
3	emerging investment managers used by the system, the percentage
4	of the system’s assets under the investment control of emerging
5	investment managers, and the actions it has undertaken to
6	increase the use of emerging investment managers, including
7	encouraging other investment managers to use emerging
8	investment managers as subcontractors when the opportunity
9	arises.

10	The use of an emerging investment manager does not
11	constitute a transfer of investment authority for the purposes
12	of subsection (2) of this Section.

13	(5) For the purposes of this Code, “Illinois Power
14	Authority” means the Authority created under the Illinois Power
15	Authority Act.

16	It is hereby declared to be the public policy of the State
17	of Illinois to encourage the trustees of public employee
18	retirement systems to invest their system’s assets to the
19	greatest extent feasible within the bounds of financial and
20	fiduciary prudence in the Illinois Power Authority.

21	Each retirement system subject to this Code shall prepare a
22	report to be submitted to the Governor and the General Assembly
23	by September 1 of each year. The report shall identify
24	investments in the Illinois Power Authority, the percentage of
25	the system’s assets invested in the Illinois Power Authority,
26	and the actions it has undertaken to increase investments in

09500SB1592ham004	-99-	LRB095 11114 RCE 37318 a

1	the Illinois Power Authority.

2	(Source: P.A. 94-471, eff. 8-4-05.)

3	Section 4-910. The Public Utilities Act is amended by
4	changing Section 3-105 as follows:

5	(220 ILCS 5/3-105) (from Ch. 111 2/3, par. 3-105)

6	Sec. 3-105. Public utility. “Public utility” means and
7	includes, except where otherwise expressly provided in this
8	Section, every corporation, company, limited liability
9	company, association, joint stock company or association,
10	firm, partnership or individual, their lessees, trustees, or
11	receivers appointed by any court whatsoever that owns,
12	controls, operates or manages, within this State, directly or
13	indirectly, for public use, any plant, equipment or property
14	used or to be used for or in connection with, or owns or
15	controls any franchise, license, permit or right to engage in:

16	a. the production, storage, transmission, sale,
17	delivery or furnishing of heat, cold, power, electricity,
18	water, or light, except when used solely for communications
19	purposes;

20	b. the disposal of sewerage; or

21	c. the conveyance of oil or gas by pipe line.
22	“Public utility” does not include, however:

23	1. public utilities that are owned and operated by any
24	political subdivision, public institution of higher

09500SB1592ham004	-100-	LRB095 11114 RCE 37318 a

1	education or municipal corporation of this State, or public
2	utilities that are owned by such political subdivision,
3	public institution of higher education, or municipal
4	corporation and operated by any of its lessees or operating
5	agents;

6	2. water companies which are purely mutual concerns,
7	having no rates or charges for services, but paying the
8	operating expenses by assessment upon the members of such a
9	company and no other person;

10	3. electric cooperatives as defined in Section 3-119;

11	4. the following natural gas cooperatives:

12	(A) residential natural gas cooperatives that are
13	not-for-profit corporations established for the
14	purpose of administering and operating, on a
15	cooperative basis, the furnishing of natural gas to
16	residences for the benefit of their members who are
17	residential consumers of natural gas. For entities
18	qualifying as residential natural gas cooperatives and
19	recognized by the Illinois Commerce Commission as
20	such, the State shall guarantee legally binding
21	contracts entered into by residential natural gas
22	cooperatives for the express purpose of acquiring
23	natural gas supplies for their members. The Illinois
24	Commerce Commission shall establish rules and
25	regulations providing for such guarantees. The total
26	liability of the State in providing all such guarantees

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1	shall not at any time exceed $1,000,000, nor shall the
2	State provide such a guarantee to a residential natural
3	gas cooperative for more than 3 consecutive years; and

4	(B) natural gas cooperatives that are
5	not-for-profit corporations operated for the purpose
6	of administering, on a cooperative basis, the
7	furnishing of natural gas for the benefit of their
8	members and that, prior to 90 days after the effective
9	date of this amendatory Act of the 94th General
10	Assembly, either had acquired or had entered into an
11	asset purchase agreement to acquire all or
12	substantially all of the operating assets of a public
13	utility or natural gas cooperative with the intention
14	of operating those assets as a natural gas cooperative;

15	5. sewage disposal companies which provide sewage
16	disposal services on a mutual basis without establishing
17	rates or charges for services, but paying the operating
18	expenses by assessment upon the members of the company and
19	no others;

20	6. the Illinois Power Authority and its subsidiaries as
21	provided in Section 4-90 of the Illinois Power Authority
22	Act ~~(Blank)~~ ;

23	7. cogeneration facilities, small power production
24	facilities, and other qualifying facilities, as defined in
25	the Public Utility Regulatory Policies Act and regulations
26	promulgated thereunder, except to the extent State

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1	regulatory jurisdiction and action is required or
2	authorized by federal law, regulations, regulatory
3	decisions or the decisions of federal or State courts of
4	competent jurisdiction;

5	8. the ownership or operation of a facility that sells
6	compressed natural gas at retail to the public for use only
7	as a motor vehicle fuel and the selling of compressed
8	natural gas at retail to the public for use only as a motor
9	vehicle fuel; and

10	9. alternative retail electric suppliers as defined in
11	Article XVI.

12	(Source: P.A. 94-738, eff. 5-4-06.)

13	Section 4-915. The Public Utilities Act is amended by
14	changing Sections 2-101, 2-102, 2-103, 2-106, 9-225, 9-227,
15	10-101, 10-103, 10-111, 16-124, and 16-126 and by adding
16	Sections 7-101A, 16-124A, 16-131, and 16-132 as follows:

17	(220 ILCS 5/2-101) (from Ch. 111 2/3, par. 2-101)

18	Sec. 2-101. Commerce Commission created. There is created
19	an Illinois Commerce Commission consisting of 5 members not
20	more than 3 of whom shall be members of the same political
21	party at the time of appointment. Three Commissioners shall be
22	attorneys, certified public accountants, or professional
23	engineers and shall each have at least 10 years of experience
24	in their respective professions. Two Commissioners must have at

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1	least 10 years of experience in one of the following fields:
2	(i) economics, (ii) finance, (iii) energy policy, or (iv)
3	environmental studies. The Governor shall appoint the members
4	of such Commission by and with the advice and consent of the
5	Senate and House of Representatives. In case of a vacancy in
6	such office during the recess of the Senate or House, the
7	Governor shall make a temporary appointment until the next
8	meeting of the Senate and House of Representatives, when he
9	shall nominate some person to fill such office; and any person
10	so nominated who is confirmed by the Senate and House of
11	Representatives, shall hold his office during the remainder of
12	the term and until his successor shall be appointed and
13	qualified. No person rejected by the Senate or House of
14	Representatives for appointment shall, except at the request of
15	both the Senate and House, be again nominated for appointment
16	at the same session or be appointed to the office during a
17	recess of the Senate or House Each member of the Commission
18	shall hold office for a term of 5 years from the third Monday
19	in January of the year in which his predecessor’s term expires.

20	Notwithstanding any provision of this Section to the
21	contrary, the term of office of each member of the Illinois
22	Commerce Commission serving on the effective date of this
23	amendatory Act of the 95th General Assembly is abolished, and
24	those members no longer hold office. No Commissioner serving on
25	January 2, 2007 is eligible for reappointment to a term on the
26	Commission or as a temporary appointee. The Illinois Commerce

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1	Commission shall be appointed by the Governor, with the advice
2	and consent of both the Senate and House of Representatives.

3	Notwithstanding any provision of this Section to the
4	contrary, the term of office of each member of the Commission
5	is terminated on the effective date of this amendatory Act of
6	1995, but the incumbent members shall continue to exercise all
7	of the powers and be subject to all of the duties of members of
8	the Commission until their respective successors are appointed
9	and qualified. Of the members initially appointed under the
10	provisions of this amendatory Act of 1995, one member shall be
11	appointed for a term of office which shall expire on the third
12	Monday of January, 1997; 2 members shall be appointed for terms
13	of office which shall expire on the third Monday of January,
14	1998; one member shall be appointed for a term of office which
15	shall expire on the third Monday of January, 1999; and one
16	member shall be appointed for a term of office which shall
17	expire on the third Monday of January, 2000. Each respective
18	successor shall be appointed for a term of 5 years from the
19	third Monday of January of the year in which his predecessor’s
20	term expires in accordance with the provisions of the first
21	paragraph of this Section.

22	Each member shall serve until his successor is appointed
23	and qualified, except that if the Senate refuses to consent to
24	the appointment of any member, such office shall be deemed
25	vacant, and within 2 weeks of the date the Senate refuses to
26	consent to the reappointment of any member, such member shall

09500SB1592ham004	-105-	LRB095 11114 RCE 37318 a

1	vacate such office. The Governor shall from time to time
2	designate the member of the Commission who shall be its
3	chairman. Consistent with the provisions of this Act, the
4	Chairman shall be the chief executive officer of the Commission
5	for the purpose of ensuring that the Commission’s policies are
6	properly executed.

7	If there is no vacancy on the Commission, 4 members of the
8	Commission shall constitute a quorum to transact business;
9	otherwise, a majority of the Commission shall constitute a
10	quorum to transact business, and no vacancy shall impair the
11	right of the remaining commissioners to exercise all of the
12	powers of the Commission. Every finding, order, or decision
13	approved by a majority of the members of the Commission shall
14	be deemed to be the finding, order, or decision of the
15	Commission.

16	(Source: P.A. 92-22, eff. 6-30-01.)

17	(220 ILCS 5/2-102) (from Ch. 111 2/3, par. 2-102)

18	Sec. 2-102. (a) Each commissioner and each person appointed
19	to office by the Commission shall before entering upon the
20	duties of his office take and subscribe the constitutional oath
21	of office.

22	Before entering upon the duties of his office each
23	commissioner shall give bond, with security to be approved by
24	the Governor, in the sum of $20,000, conditioned for the
25	faithful performance of his duty as such commissioner. Every

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1	person appointed or employed by the Commission, may, in the
2	discretion of the Commission, before entering upon the duties
3	of his office, be required to give bond for the faithful
4	discharge of his duties, in such sum as the Commission may
5	designate, which bond shall be approved by the Commission.

6	All bonds required to be filed pursuant to this section
7	shall be filed in the office of the Secretary of State.

8	(b) No person in the employ of or holding any official
9	relation to any corporation or person subject in whole or in
10	part to regulation by the Commission, and no person holding
11	stock or bonds in any such corporation, or who is in any other
12	manner pecuniarily interested therein, directly or indirectly,
13	shall be appointed to or hold the office of commissioner or be
14	appointed or employed by the Commission; and if any such person
15	shall voluntarily become so interested his office or employment
16	shall ipso facto become vacant. If any person become so
17	interested otherwise than voluntarily he shall within a
18	reasonable time divest himself of such interest, and if he
19	fails to do so his office or employment shall become vacant.

20	No commissioner or person appointed or employed by the
21	Commission shall solicit or accept any gift, gratuity,
22	emolument or employment from any person or corporation subject
23	to the supervision of the Commission, or from any officer,
24	agent or employee thereof; nor solicit, request from or
25	recommend, directly or indirectly, to any such person or
26	corporation, or to any officer, agent or employee thereof the

09500SB1592ham004	-107-	LRB095 11114 RCE 37318 a

1	appointment of any person to any place or position. Every such
2	corporation and person, and every officer, agent or employee
3	thereof, is hereby forbidden to offer to any commissioner or to
4	any person appointed or employed by the Commission any gift,
5	gratuity, emolument or employment. If any commissioner or any
6	person appointed or employed by the Commission shall violate
7	any provisions of this paragraph he shall be removed from the
8	office or employment held by him. Every person violating the
9	provisions of this paragraph shall be guilty of a Class A
10	misdemeanor.

11	The provisions of this subsection (b) are applicable for
12	the time period beginning 2 years prior to appointment to or
13	employment by the Commission, during service as a Commissioner
14	or employment by the Commission, and for 2 years thereafter.

15	(c) Each commissioner shall devote his entire time to the
16	duties of his office, and shall hold no other office or
17	position of profit, or engage in any other business, employment
18	or vocation.

19	(Source: P.A. 84-617.)

20	(220 ILCS 5/2-103) (from Ch. 111 2/3, par. 2-103)

21	Sec. 2-103. (a) No former member or employee of the
22	Commission may, for a period of one year following the
23	termination of his services with the Commission, represent any
24	person before the Commission in a professional capacity with
25	respect to any particular Commission matter in which he

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1	participated personally and substantially as a member or
2	employee of the Commission.

3	(b) No former member or employee of the Commission may act
4	as agent or attorney for any one other than the State of
5	Illinois in connection with any particular Commission matter in
6	which he participated personally and substantially as a member
7	or employee of the Commission, through decision, approval,
8	disapproval, recommendation, the rendering of service,
9	investigation, or otherwise.

10	(c) No former member or employee of the Commission may
11	accept any employment with any public utility or other
12	corporation or person subject to Commission regulations for one
13	year following the termination of his services with the
14	Commission.

15	(d) No public utility or other corporation or person
16	subject to Commission regulation shall offer a former member or
17	employee of the Commission employment for a period of 2 years
18	~~one year~~ following the termination of the former Commission
19	member’s or former employee’s service with the Commission, ~~or~~
20	~~otherwise hire such person as an agent or attorney where such~~
21	~~employment or contractual relation would be in violation of~~
22	~~this Section.~~

23	(Source: P.A. 84-617.)

24	(220 ILCS 5/2-106) (from Ch. 111 2/3, par. 2-106)

25	Sec. 2-106. (a) The executive director shall employ hearing

09500SB1592ham004	-109-	LRB095 11114 RCE 37318 a

1	examiners to make valuations of public utility properties, or
2	to estimate proper rates of service of public utilities, or to
3	examine other questions coming before the Commission, by taking
4	testimony or by independent investigation. The executive
5	director shall designate one hearing examiner to serve as chief
6	hearing examiner who shall be responsible for supervising and
7	directing the activities of all hearing examiners, subject to
8	the approval of the executive director. Hearing examiners
9	shall, under the direction of the chief hearing examiner, take
10	testimony of witnesses, examine accounts, records, books,
11	papers and physical properties, either by holding hearings or
12	making independent investigations, in any matter referred to
13	them by the chief hearing examiner; and make report thereof to
14	the chief hearing examiner, and attend at hearings before the
15	Commission when so directed by the chief hearing examiner, for
16	the purpose of explaining their investigations and the result
17	thereof to the Commission and the parties interested; and
18	perform such other duties as the chief hearing examiner may
19	direct. All hearing examiners shall be attorneys licensed to
20	practice in the State of Illinois. The chief hearing examiner
21	shall have at least 10 years of litigation experience as a
22	licensed attorney. Each hearing examiner shall have at least 5
23	years of litigation experience as a licensed attorney.

24	(b) All hearing examiners employed by the Commission shall
25	be thoroughly familiar with applicable rules of evidence,
26	procedure and administrative law. At least every two years

09500SB1592ham004	-110-	LRB095 11114 RCE 37318 a

1	after a hearing examiner is employed by the Commission, the
2	executive director and chief hearing examiner shall review the
3	performance of such hearing examiner based on whether the
4	examiner:

5	(i) is, and is perceived to be, fair to all parties;

6	(ii) has a judicious and considerate temperament;

7	(iii) is capable of comprehending and properly conducting
8	proceedings and other duties to which he is assigned;

9	(iv) is capable of understanding and rendering rulings on
10	legal and evidentiary issues;

11	(v) is capable of independently evaluating the evidentiary
12	record and drafting a proposed final order which reflects
13	careful, impartial and competent analysis; and

14	(vi) meets any other qualifications deemed relevant or
15	necessary by the executive director or chief hearing examiner.
16	(Source: P.A. 84-617.)

17	(220 ILCS 5/7-101A new)

18	Sec. 7-101A. Restrictions on directors and corporate
19	officers of electric utilities.

20	(a) An electric utility shall have a board of directors
21	that is independent of all utility affiliates.

22	(b) An electric utility’s board of directors shall not
23	include any members that serve on the board of any of the
24	utility’s affiliates.

25	(c) No director or corporate officer of an electric utility

09500SB1592ham004	-111-	LRB095 11114 RCE 37318 a

1	may own stock in any of the utility’s affiliates.

2	(d) No corporate officer or employee may have any formal or
3	informal position or role in any affiliate of the electric
4	utility.

5	(e) This Section applies only to electric utilities that on
6	January 2, 2007 served over 100,000 customers.

7	(220 ILCS 5/9-225) (from Ch. 111 2/3, par. 9-225)

8	Sec. 9-225. (1) For the purposes of this Section:

9	(a) “Advertising” means the commercial use, by an electric
10	or gas utility, of any media, including newspapers, printed
11	matter, radio and television, in order to transmit a message to
12	a substantial number of members of the public or to such
13	utility’s consumers;

14	(b) “Political advertising” means any advertising for the
15	purpose of influencing public opinion with respect to
16	legislative, administrative or electoral matters, or with
17	respect to any controversial issue of public importance;

18	(c) “Promotional advertising” means any advertising for
19	the purpose of encouraging any person to select or use the
20	service or additional service of a utility or the selection or
21	installation of any appliance or equipment designed to use such
22	utility’s service; and

23	(d) “Goodwill or institutional advertising” means any
24	advertising either on a local or national basis designed
25	primarily to bring the utility’s name before the general public

09500SB1592ham004	-112-	LRB095 11114 RCE 37318 a

1	in such a way as to improve the image of the utility or to
2	promote controversial issues for the utility or the industry.

3	(2) In any general rate increase requested by any gas or
4	electric utility company under the provisions of this Act, the
5	Commission shall not consider, for the purpose of determining
6	any rate, charge or classification of costs, any direct or
7	indirect expenditures for promotional, political,
8	institutional or goodwill advertising, unless the Commission
9	finds the advertising to be in the best interest of the
10	Consumer or authorized as provided pursuant to subsection 3 of
11	this Section. No cost incurred by a utility for advertising
12	directed primarily outside of a utility’s service territory may
13	be considered an allowable operating expense.

14	(3) The following categories of advertising shall be
15	considered allowable operating expenses for gas or electric
16	utilities:

17	(a) Advertising which informs consumers how they can
18	conserve energy or can reduce peak demand for electric or gas
19	energy;

20	(b) Advertising required by law or regulations, including
21	advertising required under Part I of Title II of the National
22	Energy Conservation Policy Act;

23	(c) Advertising regarding service interruptions, safety
24	measures or emergency conditions;

25	(d) Advertising concerning employment opportunities with
26	such utility;

09500SB1592ham004	-113-	LRB095 11114 RCE 37318 a

1	(e) Advertising which promotes the use of energy efficient
2	appliances, equipment or services;

3	(f) Explanations of existing or proposed rate schedules or
4	notifications of hearings thereon;

5	(g) Advertising that identifies the location and operating
6	hours of company business offices;

7	(h) Advertising which promotes the shifting of demand from
8	peak to off-peak hours or which encourages the off-peak usage
9	of the service; and

10	(i) “Other” categories of advertisements not includable in
11	paragraphs (a) through (h), but which are not political,
12	promotional, institutional or goodwill advertisements.

13	(4) All advertising, including without limitation print,
14	radio, television, internet and any other advertising medium
15	using video, that relates to the positions, proposals, or
16	conduct of a utility, shall prominently include the name of the
17	utility in all cases where the utility pays for the
18	advertising.

19	(Source: P.A. 84-617.)

20	(220 ILCS 5/9-227) (from Ch. 111 2/3, par. 9-227)

21	Sec. 9-227. Political contributions and ~~It shall be proper~~
22	~~for the Commission to consider as an operating expense, for the~~
23	~~purpose of determining whether a rate or other charge or~~
24	~~classification is sufficient,~~  donations made by a public
25	utility for the public welfare or for charitable scientific,

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1	religious or educational purposes shall not be considered by
2	the Commission as an operating expense, for the purpose of
3	determining whether a rate or other charge or classification is
4	sufficient. ~~, provided that such donations are reasonable in~~
5	~~amount. In determining the reasonableness of such donations,~~
6	~~the Commission may not establish, by rule, a presumption that~~
7	~~any particular portion of an otherwise reasonable amount may~~
8	~~not be considered as an operating expense. The Commission shall~~
9	~~be prohibited from disallowing by rule, as an operating~~
10	~~expense, any portion of a reasonable donation for public~~
11	~~welfare or charitable purposes.~~

12	(Source: P.A. 85-122.)

13	(220 ILCS 5/10-101) (from Ch. 111 2/3, par. 10-101)

14	Sec. 10-101. The Commission, or any commissioner or hearing
15	examiner designated by the Commission, shall have power to hold
16	investigations, inquiries and hearings concerning any matters
17	covered by the provisions of this Act, or by any other Acts
18	relating to public utilities subject to such rules and
19	regulations as the Commission may establish. In the conduct of
20	any investigation, inquiry or hearing the provisions of the
21	Illinois Administrative Procedure Act, including but not
22	limited to Sections 10-25 and 10-35 of that Act, shall be
23	applicable and the Commission’s rules shall be consistent
24	therewith. Complaint cases initiated pursuant to any Section of
25	this Act, investigative proceedings and ratemaking cases shall

09500SB1592ham004	-115-	LRB095 11114 RCE 37318 a

1	be considered “contested cases” as defined in Section 1-30 of
2	the Illinois Administrative Procedure Act, any contrary
3	provision therein notwithstanding. Any proceeding intended to
4	lead to the establishment of policies, practices, rules or
5	programs applicable to more than one utility may, in the
6	Commission’s discretion, be conducted pursuant to either
7	rulemaking or contested case provisions, provided such choice
8	is clearly indicated at the beginning of such proceeding and
9	subsequently adhered to. No violation of this Section or the
10	Illinois Administrative Procedure Act and no informality in any
11	proceeding or in the manner of taking testimony before the
12	Commission, any commissioner or hearing examiner of the
13	Commission shall invalidate any order, decision, rule or
14	regulation made, approved, or confirmed by the Commission in
15	the absence of prejudice. All hearings conducted by the
16	Commission shall be open to the public.

17	Each commissioner and every hearing examiner of the
18	Commission designated by it to hold any inquiry, investigation
19	or hearing, shall have the power to administer oaths and
20	affirmations, certify to all official acts, issue subpoenas,
21	compel the attendance and testimony of witnesses, and the
22	production of papers, books, accounts and documents.

23	Hearings shall be held either by the Commission or by one
24	or more commissioners or hearing examiners. In cases where a
25	hearing examiner presides over the hearing, petitions for
26	interlocutory review of the hearing examiner’s rulings must be

09500SB1592ham004	-116-	LRB095 11114 RCE 37318 a

1	independently reviewed by the Commission without advice or
2	recommendations, written or oral, from the hearing examiner
3	whose ruling is being challenged or from any other hearing
4	examiner or employee of the Commission, with the exception of a
5	Commissioner’s assistant.

6	When any counselor or attorney at law, licensed in any
7	other state or territory, may desire to appear before the
8	Commission, such counselor or attorney shall be allowed to
9	appear before the Commission upon the same terms and in the
10	same manner that counselors and attorneys at law licensed in
11	this State now are or hereafter may be admitted to appear in
12	such other state or territory before its Commission or
13	equivalent body.

14	All evidence presented at hearings held by the Commission
15	or under its authority shall become a part of the records of
16	the Commission. In all cases in which the Commission bases any
17	action on reports of investigation or inquiries not conducted
18	as hearings, such reports shall be made a part of the records
19	of the Commission. All proceedings of the Commission and all
20	documents and records in its possession shall be public
21	records, except as in this Act otherwise provided.

22	To the extent consistent with this Section and the Illinois
23	Administrative Procedure Act, the Commission may adopt
24	reasonable and proper rules and regulations relative to the
25	exercise of its powers, and proper rules to govern its
26	proceedings, and regulate the mode and manner of all

09500SB1592ham004	-117-	LRB095 11114 RCE 37318 a

1	investigations and hearings, and alter and amend the same.

2	(Source: P.A. 88-45.)

3	(220 ILCS 5/10-103) (from Ch. 111 2/3, par. 10-103)

4	Sec. 10-103. (a) In all proceedings, investigations or
5	hearings conducted by the Commission, except in the disposition
6	of matters which the Commission is authorized to entertain or
7	dispose of on an ex parte basis, any finding, decision or order
8	made by the Commission shall be based exclusively on the record
9	for decision in the case, which shall include only the
10	transcript of testimony and exhibits together with all papers
11	and requests filed in the proceeding, including, in contested
12	cases, the documents and information described in Section 10-35
13	of the Illinois Administrative Procedure Act.

14	(b) For purposes of this Section:

15	“Ex parte communication” means a communication between a
16	person who is not a commissioner, commissioner’s assistant,
17	hearing examiner, or other person involved in the decisional
18	process of the proceeding and a commissioner, commissioner’s
19	assistant, hearing examiner, or other person involved in the
20	decisional process of the proceeding that relates to the
21	substance of a pending Commission proceeding or that relates to
22	the substance of a Commission proceeding that the party has
23	reason to believe will be commenced, and that communication
24	takes place outside the record of the proceeding.
25	Communications directed to a hearing examiner regarding

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1	matters of procedure and practice, such as the format of a
2	pleading, number of copies required, manner of service, and
3	status of proceedings, are not considered ex parte
4	communications.

5	“Party” means a public utility, telecommunications
6	carrier, motor carrier, or any affiliated interest of a public
7	utility, telecommunications carrier, or motor carrier who is
8	named in the title of the matter or has intervened in the
9	matter; any individual or organization or governmental
10	representative that has intervened in the proceeding; and any
11	person actively engaged in the development or advocacy of the
12	Commission staff position in the contested proceeding.

13	(c) No commissioner, commissioner’s assistant, hearing
14	officer, or any other person who is or may reasonably be
15	expected to be involved in the decisional process of a pending
16	or impending proceeding shall engage in an ex parte
17	communication in connection with the substance of any pending
18	matter or matter that the person or party, or commissioner,
19	commissioner’s assistant, hearing officer, or any other person
20	who is or may reasonably be expected to be involved in the
21	decisional process has reason to believe will be commenced
22	before the Commission pursuant to the contested case provisions
23	of Article X of the Public Utilities Act with any party or the
24	representative of any party to said matter or any other person
25	who is not or may not reasonably be expected to be involved in
26	the decisional process. This subsection (c) applies to any

09500SB1592ham004	-119-	LRB095 11114 RCE 37318 a

1	party, commissioner, commissioner’s assistant, hearing
2	examiner, or other person who is or may reasonably be expected
3	to be involved in the decisional process of the proceeding or
4	who knows, or should know upon reasonable inquiry, that the
5	matter is pending or will be commenced before the Commission.

6	(d) The provisions of Section 10-60 of the Illinois
7	Administrative Procedure Act shall apply in full to Commission
8	proceedings, including ratemaking cases, any provision of the
9	Illinois Administrative Procedure Act to the contrary
10	notwithstanding. Commission staff who are engaged in
11	investigatory, prosecutorial, or advocacy functions and other
12	parties to the proceeding are specifically prohibited from
13	communicating on an ex parte basis, directly or indirectly,
14	with members of the Commission, commissioner’s assistants, any
15	hearing examiner in the proceeding, or any other person who is
16	or may reasonably be expected to be involved in the decisional
17	process of the proceeding. In addition, Commission staff are
18	required to report, on the record, the substance of any
19	communication with parties or other interested persons,
20	consistent with Section 5-50 of the State Officials and
21	Employees Ethics Act, along with any written material presented
22	in connection with the ex parte communication. ~~The provisions~~
23	~~of Section 10-60 shall not apply, however, to communications~~
24	~~between Commission employees who are engaged in investigatory,~~
25	~~prosecutorial or advocacy functions and other parties to the~~
26	~~proceeding, provided that such Commission employees are still~~

09500SB1592ham004	-120-	LRB095 11114 RCE 37318 a

1	~~prohibited from communicating on an ex parte basis, as~~
2	~~designated in Section 10-60, directly or indirectly, with~~
3	~~members of the Commission, any hearing examiner in the~~
4	~~proceeding, or any Commission employee who is or may reasonably~~
5	~~be expected to be involved in the decisional process of the~~
6	~~proceeding.~~

7	(e) If a commissioner, commissioner’s assistant, hearing
8	examiner, or other person involved in the decisional process of
9	the proceeding communicates with any person on any issue under
10	review in a pending matter or a matter which any person or
11	party to the communication has reason to believe will be
12	commenced, the names of any such person or party shall be made
13	a part of the record of the pending matter as soon as
14	practicable after the prehearing conference. If any ~~Any~~
15	commissioner, hearing examiner, or other person ~~Commission~~
16	~~employee~~ who is or may reasonably be expected to be involved in
17	the decisional process of a proceeding~~, who~~ receives, or ~~who~~
18	makes or knowingly causes to be made, a communication
19	prohibited by this Section or Section 10-60 of the Illinois
20	Administrative Procedure Act as modified by this Section, then
21	he or she shall place on the public record of the proceeding
22	(1) any and all such written communications; (2) memoranda
23	stating the substance of any and all such oral communications;
24	and (3) any and all written responses and memoranda stating the
25	substance of any and all oral responses to the materials
26	described in clauses (1) and (2).

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1	(f) The Commission, or any commissioner or hearing examiner
2	presiding over the proceeding, shall in the event of a
3	violation of this Section, take whatever action is necessary to
4	ensure that such violation does not prejudice any party or
5	adversely affect the fairness of the proceedings, including
6	dismissing the affected matter.

7	(Source: P.A. 88-45.)

8	(220 ILCS 5/10-111) (from Ch. 111 2/3, par. 10-111)

9	Sec. 10-111. In any hearing, proceeding, investigation or
10	rulemaking conducted by the Commission, the Commission,
11	commissioner or hearing examiner presiding, shall, after the
12	close of evidentiary hearings, prepare a recommended or
13	tentative decision, finding or order including a statement of
14	findings and conclusions and the reasons or basis therefor, on
15	all the material issues of fact, law or discretion presented on
16	the record. Such recommended or tentative decision, finding or
17	order shall be served on all parties who shall be entitled to a
18	reasonable opportunity to respond thereto, either in briefs or
19	comments otherwise to be filed or separately. The recommended
20	or tentative decision, finding or order and any responses
21	thereto, shall be included in the record for decision. The
22	hearing examiner’s proposed order and the parties’ briefs on
23	exception shall be forwarded directly to the Commission for the
24	Commission’s review, without further written or oral input from
25	the hearing examiner. The Commission may hold oral argument

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1	prior to issuing a final order. The Commission may not request,
2	and the hearing examiner shall not prepare, a post-exceptions
3	proposed order nor shall the examiner play any role in drafting
4	the Commission’s final order. This Section shall not apply to
5	any hearing, proceeding, or investigation conducted under
6	Section 13-515.

7	(Source: P.A. 90-185, eff. 7-23-97.)

8	(220 ILCS 5/16-124)

9	Sec. 16-124. Metering for residential and small commercial
10	retail customers. An electric utility that on January 2, 2007,
11	served at least 100,000 customers shall install interval meters
12	for all ~~An electric utility shall not require a~~ residential or
13	small commercial retail customers by no later that 2010. The
14	cost of installing these interval meters shall not be recovered
15	from ratepayers, but the utility may apply for reimbursement of
16	reasonable expenses incurred to comply with this requirement
17	from the Consumers Overbilled and Reimbursed for Electricity
18	Fund ~~customer to take additional metering or metering~~
19	~~capability as a condition of taking delivery services unless~~
20	~~the Commission finds, after notice and hearing, that additional~~
21	~~metering or metering capability is required to meet reliability~~
22	~~requirements~~. Alternative retail electric suppliers serving
23	such customers may provide such additional metering or metering
24	capability at their own expense or take such additional
25	metering or metering capability from the utility as a tariffed

09500SB1592ham004	-123-	LRB095 11114 RCE 37318 a

1	service. Any additional metering requirements shall be imposed
2	in a nondiscriminatory manner. Nothing in this subsection shall
3	be construed to prevent the normal maintenance, replacement or
4	upgrade of meters as required to comply with Commission rules.

5	(Source: P.A. 90-561, eff. 12-16-97.)

6	(220 ILCS 5/16-124A new)

7	Sec. 16-124A. Direct load control devices for residential
8	and small commercial retail customers. Electric utilities that
9	on January 2, 2007, served at least 100,000 customers shall, by
10	2010, install direct load control devices on the central air
11	conditioning systems of all residential and small commercial
12	customers. Installation of direct load control devices shall be
13	a condition of service to all customers that have central air
14	conditioning in their homes, residential dwelling units or
15	businesses. The utilities shall be required to dispatch the
16	devices to minimize peak demand for electricity, in order to
17	reduce costs for customers, reduce stress on the transmission
18	system, and reduce power plant emissions. The cost of
19	installing these direct load control devices shall not be
20	recovered from ratepayers, but the utility may apply for
21	reimbursement of reasonable expenses incurred to comply with
22	this requirement from the Consumers Overbilled and Reimbursed
23	for Electricity Fund.

24	(220 ILCS 5/16-126)

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1	Sec. 16-126. Membership in an independent system operator.

2	(a) The General Assembly finds that the electric utilities
3	that have joined ~~establishment of one or more~~ independent
4	system operators are passing through escalating costs
5	associated with their membership in those organizations,
6	without a commensurate increase in benefits to customers. The
7	utilities’ membership in independent system operators has also
8	eroded State control over key aspects of the utilities’
9	operations.

10	(b) In order to reduce costs for utilities and customers in
11	this State and maintain state control over the operations of
12	state jurisdictional utilities, no public utility in the state
13	of Illinois shall be a member of an independent system operator
14	or regional transmission organization after December 31, 2007.

15	(c) The Commission shall allow utilities that were members
16	of independent system operators on the effective date of this
17	amendatory Act of the 95th General Assembly to recover
18	reasonable costs associated with withdrawal from membership
19	from the Consumers Overbilled and Reimbursed for Electricity
20	Fund, but not from ratepayers. ~~or their functional equivalents~~
21	~~is required to facilitate the development of an open and~~
22	~~efficient marketplace for electric power and energy to the~~
23	~~benefit of Illinois consumers. Therefore, each Illinois~~
24	~~electric utility owning or controlling transmission facilities~~
25	~~or providing transmission services in Illinois and that is a~~
26	~~member of the Mid-American Interconnected Network as of the~~

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1	~~effective date of this amendatory Act of 1997 shall submit for~~
2	~~approval to the Federal Energy Regulatory Commission an~~
3	~~application for establishing or joining an independent system~~
4	~~operator that shall:~~

5	 ~~(1) independently manage and control transmission~~
6	~~facilities of any electric utility;~~

7	 ~~(2) provide for nondiscriminatory access to and use of~~
8	~~the transmission system for buyers and sellers of~~
9	~~electricity;~~

10	 ~~(3) direct the transmission activities of the control~~
11	~~area operators;~~

12	 ~~(4) coordinate, plan, and order the installation of new~~
13	~~transmission facilities;~~

14	 ~~(5) adopt inspection, maintenance, repair, and~~
15	~~replacement standards for the transmission facilities~~
16	~~under its control and direct maintenance, repair, and~~
17	~~replacement of all facilities under its control; and~~

18	 ~~(6) implement procedures and act to assure the~~
19	~~provision of adequate and reliable service.~~

20	~~These standards shall be consistent with reliability~~
21	~~criteria no less stringent than those established by the~~
22	~~Mid-American Interconnected Network and the North American~~
23	~~Electric Reliability Council or their successors.~~

24	 ~~(b) The requirements of this Section may be met by joining~~
25	~~or establishing a regional independent system operator that~~
26	~~meets the criteria enumerated in subsections (a), (c), and (d)~~

09500SB1592ham004	-126-	LRB095 11114 RCE 37318 a

1	~~of this Section, as determined by the Commission. To achieve~~
2	~~the objectives set forth in subsection (a), the State of~~
3	~~Illinois, through the appropriate officers, departments, and~~
4	~~agencies, shall work cooperatively with the appropriate~~
5	~~officials and agencies of those States contiguous to this State~~
6	~~and the Federal Energy Regulatory Commission towards the~~
7	~~formation of one or more regional independent system operators.~~

8	~~(c) The independent system operator’s governance structure~~
9	~~must be fair and nondiscriminatory, and the independent system~~
10	~~operator must be independent of any one market participant or~~
11	~~class of participants. The independent system operator’s rules~~
12	~~of governance must prevent control, or the appearance of~~
13	~~control, of decision-making by any class of participants.~~

14	~~(d) Participants in the independent system operator shall~~
15	~~make available to the independent system operator all~~
16	~~information required by the independent system operator in~~
17	~~performance of its functions described herein. The independent~~
18	~~system operator and the electric utilities participating in the~~
19	~~independent system operator shall make all filings required by~~
20	~~the Federal Energy Regulatory Commission. The independent~~
21	~~system operator shall ensure that additional filings at the~~
22	~~Federal Energy Regulatory Commission request confirmation of~~
23	~~the relevant provisions of this amendatory Act of 1997.~~

24	~~(e) If a spot market, exchange market, or other~~
25	~~market-based mechanism providing transparent real-time market~~
26	~~prices for electric power has not been developed, the~~

09500SB1592ham004	-127-	LRB095 11114 RCE 37318 a

1	~~independent system operator or a closely cooperating agent of~~
2	~~the independent system operator may provide an efficient~~
3	~~competitive power exchange auction for electric power and~~
4	~~energy, open on a nondiscriminatory basis to all suppliers,~~
5	~~which meets the loads of all auction customers at efficient~~
6	~~prices.~~

7	~~(f) For those electric utilities referred to in subsection~~
8	~~(a) which have not filed with the Federal Energy Regulatory~~
9	~~Commission by June 30, 1998 an application for establishment or~~
10	~~participation in an independent system operator or if such~~
11	~~application has not been approved by the Federal Energy~~
12	~~Regulatory Commission by March 31, 1999, a 5 member Oversight~~
13	~~Board shall be formed. The Oversight Board shall (1) oversee~~
14	~~the creation of an Illinois independent system operator and (2)~~
15	~~determine the composition and initial terms of service of, and~~
16	~~appoint the initial members of, the Illinois independent system~~
17	~~operator board of directors. The Oversight Board shall consist~~
18	~~of the following: (1) 3 persons appointed by the Governor; (2)~~
19	~~one person appointed by the Speaker of the House of~~
20	~~Representatives; and (3) one person appointed by the President~~
21	~~of the Senate. The Oversight Board shall take the steps that~~
22	~~are necessary to ensure the earliest possible incorporation of~~
23	~~an Illinois independent system operator under the Business~~
24	~~Corporation Act of 1983, and shall serve until the Illinois~~
25	~~independent system operator is incorporated.~~

26	~~(g) After notice and hearing, the Commission shall require~~

09500SB1592ham004	-128-	LRB095 11114 RCE 37318 a

1	~~each electric utility referred to in subsection (a), that is~~
2	~~not participating in an independent system operator meeting the~~
3	~~requirements of subsections (a) and (c), to seek authority from~~
4	~~the Federal Energy Regulatory Commission to transfer~~
5	~~functional control of transmission facilities to the Illinois~~
6	~~independent system operator for control by the Illinois~~
7	~~independent system operator consistent with the requirements~~
8	~~of subsection (a). Upon approval by the Federal Energy~~
9	~~Regulatory Commission, electric utilities may also elect to~~
10	~~transfer ownership of transmission facilities to the Illinois~~
11	~~independent system operator. Nothing in this Act shall be~~
12	~~deemed to preclude the Illinois independent system operator~~
13	~~from (1) seeking authority, as necessary, to merge with or~~
14	~~otherwise combine its operations with those of one or more~~
15	~~other entities authorized to provide transmission services,~~
16	~~(2) purchasing or leasing transmission assets from~~
17	~~transmission-owning entities not required by this Section to~~
18	~~lease transmission facilities to the Illinois independent~~
19	~~system operator, or (3) operating as a transmission public~~
20	~~utility under the Federal Power Act.~~

21	~~(h) Any other owner of transmission facilities in Illinois~~
22	~~not required by this Section to participate in an independent~~
23	~~system operator shall be permitted, but not required, to become~~
24	~~a member of the Illinois independent system operator.~~

25	~~(i) The Illinois independent system operator created under~~
26	~~this Section, and any other independent system operator~~

09500SB1592ham004	-129-	LRB095 11114 RCE 37318 a

1	~~authorized by the Federal Energy Regulatory Commission to~~
2	~~provide transmission services as a public utility under the~~
3	~~Federal Power Act within the State of Illinois, shall be deemed~~
4	~~to be a public utility for purposes of Section 8-503 and 8-509~~
5	~~of this Act. An independent system operator or regional~~
6	~~transmission organization that is the subject of an order~~
7	~~entered by the Commission under Section 8-503 need not possess~~
8	~~a certificate of service authority under Section 8-406 in order~~
9	~~to be authorized to take the actions set forth in Section~~
10	~~8-509.~~

11	~~(j) Electric utilities referred to in subsection (a) may~~
12	~~withdraw from the Illinois independent system operator upon~~
13	~~becoming a member of an independent system operator or~~
14	~~operators conforming with the criteria in subsections (a) and~~
15	~~(c) and whose formation and operation has been approved by the~~
16	~~Federal Energy Regulatory Commission. This subsection does not~~
17	~~relieve any electric utility of any obligations under Federal~~
18	~~law.~~

19	(d) ~~(k)~~ Nothing in this Section shall be construed as
20	imposing any requirements or obligations that are in conflict
21	with federal law.

22	~~(l) A regional transmission organization created under the~~
23	~~rules of the Federal Energy Regulatory Commission shall be~~
24	~~considered to be the functional equivalent of an independent~~
25	~~system operator for purposes of this Section, and an electric~~
26	~~utility shall be deemed to meet its obligations under this~~

09500SB1592ham004	-130-	LRB095 11114 RCE 37318 a

1	~~Section through membership in a regional transmission~~
2	~~organization that fulfills the requirements of an independent~~
3	~~system operator under this Section.~~

4	(Source: P.A. 92-12, eff. 7-1-01.)

5	(220 ILCS 5/16-131 new)

6	Sec. 16-131. Interconnection standards for small
7	generators.

8	I. Each electric utility shall permit small generators to
9	interconnect facilities to those owned by the utility provided
10	they meet the standards for such interconnection set forth in
11	this Section, and must provide standby or other services to
12	such generators.

13	II. Definitions. The following words, when used in this
14	section, have the following meanings:

15	“Adverse system impact” means a negative effect, due to
16	technical or operational limits on conductors or equipment
17	being exceeded, that compromises the safety or reliability of
18	the electric distribution system.

19	“Affected system” means an electric system not owned or
20	operated by the electric distribution company reviewing the
21	interconnection request that may suffer an adverse system
22	impact from the proposed interconnection.

23	“Applicant” means a person who has submitted an
24	interconnection request to interconnect a small generator

09500SB1592ham004	-131-	LRB095 11114 RCE 37318 a

1	facility to an electric utility’s distribution system.

2	“Area network” means a type of electric distribution system
3	served by multiple transformers interconnected in an
4	electrical network circuit, which is generally used in large
5	metropolitan areas that are densely populated.

6	“Certificate of completion” means a certificate in a form
7	approved by the Commission containing information about the
8	interconnection equipment to be used, its installation and
9	local inspections.

10	“Commissioning test” means a test applied to a small
11	generator facility by the applicant after construction is
12	completed to verify that the facility does not create adverse
13	system impacts. At a minimum, the scope of the commissioning
14	tests performed shall include the commissioning test specified
15	in IEEE standard 1547 section 5.4 “Commissioning tests”.

16	“Distribution upgrade” means a required addition or
17	modification to the electric utility’s distribution system to
18	accommodate the interconnection of a small generator facility.
19	Distribution upgrades do not include interconnection
20	facilities.

21	“Draw-out type circuit breaker” means a switching device
22	capable of making, carrying and breaking currents under normal
23	and abnormal circuit conditions such as those of a short
24	circuit. A draw-out circuit breaker can be physically removed
25	from its enclosure creating a visible break in the circuit. The
26	draw-out circuit breaker must be capable of being locked in the

09500SB1592ham004	-132-	LRB095 11114 RCE 37318 a

1	open, draw-out position.

2	“Electric distribution system” means:

3	(i) The facilities and equipment used to transmit
4	electricity to ultimate usage points, such as homes,
5	residential dwelling units and industries, from
6	interchanges with higher voltage transmission networks
7	that transport bulk power over longer distances. The
8	voltage levels at which electric distribution systems
9	operate differ among areas but generally carry less than
10	100 kilovolts of electricity.

11	(ii) Electric distribution system has the same meaning
12	as the term “Area EPS”, as used in 3.1.6.1 of IEEE
13	Standard 1547.

14	“Fault current” means the electrical current that flows
15	through a circuit during an electrical fault condition. A fault
16	condition occurs when one or more electrical conductors contact
17	ground or each other. Types of faults include phase to ground,
18	double-phase to ground, three-phase to ground, phase-to-phase,
19	and three-phase. Often, a fault current is several times larger
20	in magnitude than the current that normally flows through a
21	circuit.

22	“IEEE standard 1547” means the Institute of Electrical and
23	Electronics Engineers, Inc. (IEEE) Standard 1547 (2003)
24	“Standard for Interconnecting Distributed Resources with
25	Electric Power Systems”, as amended and supplemented, at the
26	time the interconnection request is submitted.

09500SB1592ham004	-133-	LRB095 11114 RCE 37318 a

1	“IEEE standard 1547.1” means the IEEE Standard 1547.1
2	(2005) “Conformance Test Procedures for Equipment
3	Interconnecting Distributed Resources with Electric Power
4	Systems”, as amended and supplemented, at the time the
5	interconnection request is submitted.

6	“Interconnection customer” means an entity that proposes
7	to interconnect a small generator facility to an electric
8	distribution system.

9	“Interconnection equipment” means a group of components or
10	integrated system connecting an electric generator with a local
11	electric power system or an electric distribution system that
12	includes all interface equipment including switchgear,
13	protective devices, inverters or other interface devices.
14	Interconnection equipment may be installed as part of an
15	integrated equipment package that includes a generator or other
16	electric source.

17	“Interconnection facilities” means “facilities and
18	equipment required by the electric utility to accommodate the
19	interconnection of a small generator facility. Collectively,
20	interconnection facilities include all facilities, and
21	equipment between the small generator facility and the point of
22	interconnection, including modification, additions, or
23	upgrades that are necessary to physically and electrically
24	interconnect the small generator facility to the electric
25	distribution system. Interconnection facilities are sole use
26	facilities and do not include distribution upgrades.

09500SB1592ham004	-134-	LRB095 11114 RCE 37318 a

1	“Interconnection request” means an applicant’s request for
2	the interconnection of a new small generator facility or to
3	increase the capacity or operating characteristics of an
4	existing small generator facility that is interconnected with
5	the electric utility’s distribution system.

6	“Interconnection study” means any of the following
7	studies:

8	(i) The interconnection feasibility study as described
9	in XIV (5)(i).

10	(ii) The interconnection system impact study as
11	described in XIV (5)(ii).

12	(iii) The interconnection facilities study as
13	described in XIV (5)(iii).

14	“Line section” means that portion of an electric utility’s
15	distribution system connected to an interconnection customer,
16	bounded by automatic sectionalizing devices or the end of the
17	distribution line.

18	“Local electric power system” means facilities that
19	deliver electric power to a load that are contained entirely
20	within a single premises or group of premises. Local electric
21	power system has the same meaning as the term local electric
22	power system defined in 3.1.6.2 of IEEE Standard 1547.

23	“Minor equipment modification” means changes to the
24	proposed small generator facility that do not have a
25	significant impact on safety or reliability of the electric
26	distribution system.

09500SB1592ham004	-135-	LRB095 11114 RCE 37318 a

1	“Nameplate capacity” means the maximum rated output of a
2	generator or other electric power production equipment under
3	specific conditions designated by the manufacturer and is
4	usually indicated on a nameplate physically attached to the
5	power production equipment.

6	“NRTL” means “nationally recognized testing laboratory-A
7	qualified private organization that meets the requirements of
8	the Occupational Safety and Health Administration’s (OSHA)
9	regulations. NRTLs perform independent safety testing and
10	product certification. Each NRTL must meet the requirements as
11	set forth by OSHA in the NRTL program.

12	“Parallel operation-parallel” means the sustained state of
13	operation over 100 milliseconds which occurs when a small
14	generator facility is connected electrically to the electric
15	distribution system and thus has the ability for electricity to
16	flow from the small generator facility to the electric
17	distribution system.

18	“Point of interconnection” means the point where the small
19	generator facility is electrically connected to the electric
20	distribution system. Point of interconnection has the same
21	meaning as the term point of common coupling defined in 3.1.13
22	of IEEE Standard 1547.

23	“Primary line” means a distribution line rated at greater
24	than 600 volts.

25	“Queue position” means the order of a completed
26	interconnection request, relative to all other pending

09500SB1592ham004	-136-	LRB095 11114 RCE 37318 a

1	completed interconnection requests, that is established based
2	upon the date and time of receipt of the completed
3	interconnection request by the electric utility.

4	“Radial distribution circuit” means a circuit
5	configuration in which independent feeders branch out radially
6	from a common source of supply. From the standpoint of a
7	utility system, the area described is between the generating
8	source or intervening substations and the customer’s electric
9	service entrance equipment. A radial distribution system is the
10	most common type of connection between a utility and load in
11	which power flows in one direction from the utility to the
12	load.

13	“Scoping meeting” means a meeting between representatives
14	of the applicant and electric utility conducted for the purpose
15	of discussing alternative interconnection options, exchanging
16	information including any electric distribution system data
17	and earlier study evaluations that would be reasonably expected
18	to impact interconnection options, analyzing information, and
19	determining the potential feasible points of interconnection.

20	“Secondary line” means a service line subsequent to the
21	primary line that is rated for 600 volts or less, also referred
22	to as the customer’s service line.

23	“Shared transformer” a transformer that supplies secondary
24	source voltage to more than one customer.

25	“Small generator facility” the equipment used by an
26	interconnection customer to generate, or store electricity

09500SB1592ham004	-137-	LRB095 11114 RCE 37318 a

1	that operates in parallel with the electric distribution
2	system. A small generator facility typically includes an
3	electric generator and the interconnection equipment required
4	to safely interconnect with the electric distribution system or
5	local electric power system.

6	“Spot network” means a type of electric distribution system
7	that uses two or more inter-tied transformers to supply an
8	electrical network circuit. A spot network is generally used to
9	supply power to a single customer or a small group of
10	customers. Spot network has the same meaning as the term spot
11	network defined in 4.1.4 of IEEE Standard 1547.

12	“Small generator interconnection agreement” means a set of
13	forms of interconnection agreements which are applicable to
14	interconnection requests pertaining to small generating
15	facilities.

16	“UL Standard 1741” means Underwriters Laboratories’
17	standard titled “Inverters Converters, and Controllers for
18	Use in Independent Power Systems”, November 7, 2005 edition, as
19	amended and supplemented.

20	“Witness test” means for lab certified or field approved
21	equipment, verification (either by an on-site observation or
22	review of documents) by the electric utility that the
23	interconnection installation evaluation required by IEEE
24	Standard 1547 Section 5.3 and the commissioning test required
25	by IEEE Standard 1547 Section 5.4 have been adequately
26	performed. For interconnection equipment that has not been lab

09500SB1592ham004	-138-	LRB095 11114 RCE 37318 a

1	certified or field approved, the witness test shall also
2	include the verification by the electric utility of the on-site
3	design tests as required by IEEE Standard 1547 Section 5.1 and
4	verification by the electric utility of production tests
5	required by IEEE Standard 1547 Section 5.2. All tests verified
6	by the electric utility are to be performed in accordance with
7	the test procedures specified by IEEE Standard 1547.1.

8	III. Applicability. These interconnection procedures apply to
9	applicants proposing to install and interconnect a small
10	generator facility that satisfies the following criteria:

11	(1) The small generator facility is subject to state
12	jurisdictional interconnection requirements and not the
13	interconnection requirements of FERC or any RTO.

14	(2) The small generator facility is designed to operate
15	in parallel with the electric distribution system.

16	IV. Interconnection requests. Applicants seeking to
17	interconnect a small generator facility shall submit an
18	interconnection request to the electric utility that owns the
19	electric distribution system to which interconnection is
20	sought. The request shall be on a standard form approved by the
21	Commission in accordance with this Section. Electric utilities
22	shall establish processes for accepting interconnection
23	requests electronically, within one month of the effective date
24	of this Amendatory Act.

09500SB1592ham004	-139-	LRB095 11114 RCE 37318 a

1	V. Fees and forms. The Commission shall determine the
2	appropriate interconnection application fees for levels 1
3	through 4 of the application process, as described herein,
4	within one month of the effective date of this Amendatory Act.
5	If standard forms and agreements are used for the
6	interconnection process, electronic versions of those forms
7	shall be approved by the Commission and posted on its website
8	within one month of the effective date of this Amendatory Act.

9	VI. Lab certified or field approved equipment. An
10	interconnection request may be eligible for expedited
11	interconnection review under VII (expedited review procedures)
12	if the small generator facility uses lab certified or field
13	approved interconnection equipment. To qualify for expedited
14	review, the interconnection equipment must be either lab
15	certified as provided for in subsection (1) or field approved
16	as provided for in subsection (2)

17	(1) Interconnection equipment shall be deemed to be lab
18	certified upon establishment of the following:

19	(i) The interconnection equipment has been tested in
20	accordance IEEE 1547.1 in compliance with the appropriate
21	codes and standards referenced below in paragraph (vii) by
22	any nationally recognized testing laboratory (NRTL)
23	recognized by the United States Occupational Safety and
24	Health Administration to test and certify interconnection

09500SB1592ham004	-140-	LRB095 11114 RCE 37318 a

1	equipment pursuant to the relevant codes and standards
2	listed in paragraph (vii).

3	(ii) The interconnection equipment has been labeled
4	and is publicly listed by such NRTL at the time of the
5	interconnection application.

6	(iii) The NRTL testing the interconnection equipment
7	makes readily available for verification all test
8	standards and procedures it utilized in performing such
9	equipment certification, and, with consumer approval, the
10	test data itself. The NRTL may make such information
11	available on its web site and by encouraging such
12	information to be included in the manufacturer’s
13	literature accompanying the equipment.

14	(iv) The applicant verifies that the intended use of
15	the interconnection equipment falls within the use or uses
16	for which the interconnection equipment was labeled, and
17	listed by the NRTL.

18	(v) If the interconnection equipment is an integrated
19	equipment package such as an inverter, then the applicant
20	must show that the generator or other electric source being
21	utilized is compatible with the interconnection equipment
22	and is consistent with the testing and listing specified
23	for this type of interconnection equipment.

24	(vi) If the interconnection equipment includes only
25	interface components (switchgear, multi-function relays,
26	or other interface devices), then the applicant must show

09500SB1592ham004	-141-	LRB095 11114 RCE 37318 a

1	that the generator or other electric source being utilized
2	is compatible with the interconnection equipment and is
3	consistent with the testing and listing specified for this
4	type of interconnection equipment.

5	(vii) To meet the requirements for lab certification,
6	interconnection equipment must be evaluated by a NRTL in
7	accordance with the following codes and standards:

8	(a) IEEE 1547 Standard for Interconnecting
9	Distributed Resources with Electric Power Systems
10	(including use of IEEE 1547.1 testing protocols to
11	establish conformity).

12	(b) UL 1741 Inverters, Converters, and Controllers
13	for Use in Independent Power Systems.

14	(c) IEEE Std 929-2000 IEEE Recommended Practice
15	for Utility Interface of Photovoltaic (PV) Systems.

16	(d) NFPA 70 National Electrical Code.

17	(e) IEEE Std C37.90.1-1989 (R1944) IEEE Standard
18	Surge Withstand Capability (SWC) Tests for Protective
19	Relays and Relay Systems.

20	(f) IEEE Std C37.90.2 (1995) IEEE Standard
21	Withstand Capability of Relay Systems to Radiated
22	Electromagnetic Interference from Transceivers.

23	(g) IEEE Std C37.108-1989 (R2002) IEEE Guide for
24	the Protection of Network Transformers.

25	(h) IEEE Std C57.12.44-2000, IEEE Standard
26	Requirements for Secondary Network Protectors.

09500SB1592ham004	-142-	LRB095 11114 RCE 37318 a

1	(i) IEEE Std C62.41.2-2002, IEEE Recommended
2	Practice on Characterization of Surges in Low Voltage
3	(1000V and Less) AC Power Circuits.

4	(j) IEEE Std C62.45-1992 (R2002) IEEE Recommended
5	Practice on Surge Testing for Equipment Connected to
6	Low-Voltage (1000V) and Less) Power Circuits.

7	(k) ANSI C84.1-1995 Electric Power Systems and
8	Equipment-Voltage Ratings (60 Hertz).

9	(l) IEEE Std 100-2000, IEEE Standard Dictionary of
10	Electrical and Electronic.

11	(m) NEMA MG 1-1998, Motors and Small Resources,
12	Revision 3.

13	(n) IEEE Std 519-1992, IEEE Recommended Practices
14	and Requirements for Harmonic Control in Electrical
15	Power Systems.

16	(o) NEMA MG 1-2003 (Rev 2004), Motors and
17	Generators, Revision 1.

18	Lab certified interconnection equipment shall not require
19	further design testing or production testing, as specified by
20	IEEE standard 1547 Sections 5.1 and 5.2, or additional
21	interconnection equipment modification to meet the
22	requirements for expedited review; however, nothing herein
23	shall preclude the need for an interconnection installation
24	evaluation, commissioning tests or periodic testing as
25	specified by IEEE standard 1547 Sections 5.3, 5.4 and 5.5 or
26	for a witness test that may be conducted by an electric

09500SB1592ham004	-143-	LRB095 11114 RCE 37318 a

1	utility.

2	(2) Interconnection equipment shall be deemed to be field
3	approved if within the previous 36 months of the date of the
4	interconnection request, it has been previously approved for
5	use with the proposed small generator facility and the
6	following criteria are met:

7	(i) The electric utility has previously approved
8	interconnection equipment identical to that being proposed
9	under the Level 4 study review process described in XIV in
10	a materially identical system application; or, the
11	electric utility has agreed to accept a Level 4 study
12	review conducted for identical interconnection equipment
13	and system application by another electric utility.

14	(ii) The prior approval process included a successful
15	witness test.

16	(iii) The applicant provides as part of its
17	interconnection request the following information:

18	(a) A copy of the final certificate of completion
19	from the prior approval process.

20	(b) A written statement that the proposed
21	interconnection equipment is identical to what was
22	previously approved.

23	(c) Documentation (or drawings) indicating the
24	system interconnection details.

25	(3) Each electric utility shall retain copies of studies it
26	performs to determine the feasibility of, system impacts of, or

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1	facilities required by the interconnection of any small
2	generator facility, and shall avoid duplicating such studies to
3	the extent possible. If requested by the applicant, the
4	electric utility shall provide the applicant copies of any
5	studies performed in analyzing an interconnection request,
6	provided that information is not deemed confidential by the
7	applicant or does not breach any defined security requirements.
8	Any applicant can elect to provide any other applicant with
9	copies of its own studies in the desire to streamline a future
10	electric utility review; provided, however, that an electric
11	utility has no obligation to provide any future applicants any
12	information regarding prior interconnection requests,
13	including but not limited to a prior applicant’s name, copies
14	of prior studies performed by the electric utility, or any
15	other information surrounding the prior applicant’s request.

16	VII. Expedited review procedures. An electric utility shall
17	review interconnection requests on an expedited basis using one
18	or more of the following three review procedures and associated
19	screens:

20	(1) An electric utility shall use Level 1 procedures
21	for evaluation of all interconnection requests to connect
22	inverter-based small generation facilities when:

23	(i) The small generator facility has a nameplate
24	capacity of 10 kW or less; and

25	(ii) The customer interconnection equipment

09500SB1592ham004	-145-	LRB095 11114 RCE 37318 a

1	proposed for the small generator facility is lab
2	certified.

3	(2) An electric utility shall use Level 2 procedures
4	for evaluating interconnection requests when:

5	(i) the nameplate capacity rating is 2 MW or less;
6	and

7	(ii) the interconnection equipment proposed for
8	the small generator facility is lab certified or field
9	approved; and

10	(iii) either the proposed interconnection is to a
11	radial distribution circuit, or a spot network or the
12	small generator facility was reviewed under Level 1
13	review procedures but not approved and the applicant
14	has submitted a new interconnection request for
15	consideration.

16	(3) An electric utility shall use Level 3 review
17	procedures for evaluating interconnection requests to area
18	networks and radial distribution circuits where power will
19	not be exported based on the following criteria:

20	(i) For interconnection requests to the load side
21	of an area network the following criteria must be
22	satisfied to qualify for a Level 3 expedited review:

23	(a) The nameplate capacity of the small
24	generator facility is less than or equal to 50kW.

25	(b) The proposed small generator facility
26	utilizes a lab certified inverter-based equipment

09500SB1592ham004	-146-	LRB095 11114 RCE 37318 a

1	package.

2	(c) The small generator facility utilizes
3	reverse power relays or other protection
4	functions, or both, that prevent the export of
5	power into the area network.

6	(d) The aggregate of all generation on the area
7	network does not exceed the smaller of 5% of an
8	area network’s maximum load or 50kW.

9	(e) No construction of facilities by the
10	electric distribution company shall be required to
11	accommodate the small generator facility.

12	(ii) For interconnection requests to a radial
13	distribution circuit, the following criteria must be
14	satisfied to qualify for a Level 3 expedited review:

15	(a) The small generator facility has a
16	nameplate capacity of 10 MW or less.

17	(b) The aggregated total of the nameplate
18	capacity of all of the generators on the circuit,
19	including the proposed small generator facility,
20	is 10 MW or less.

21	(c) The small generator will use reverse power
22	relays or other protection functions that prevent
23	power flow onto the electric distribution system.

24	(d) The small generator is not served by a
25	shared transformer.

26	(e) No construction of facilities by the

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1	electric distribution company on its own system
2	shall be required to accommodate the small
3	generator facility.

4	VIII. Study review procedures. An electric utility shall use
5	the Level 4 study review procedures for evaluating
6	interconnection requests when:

7	(1) the small generator facility is subject to state
8	jurisdictional interconnection requirements and not the
9	interconnect requirements of FERC or any RTO; and

10	(2) the interconnection request was not approved under
11	a Level 1, Level 2, or Level 3 expedited review and the
12	applicant has submitted an interconnection request for
13	consideration under a Level 4 study review or the
14	interconnection request does not meet the criteria in
15	Section VII for qualifying for an expedited review under
16	Level 1, Level 2 or Level 3 review procedures.

17	(3) The interconnection request does not meet the
18	criteria in Section VII for qualifying for an expedited
19	review under Level 1, Level 2 or Level 3 review procedures.

20	IX. Technical standards. The technical standard to be used in
21	evaluating all interconnection requests under Level 1, Level 2,
22	Level 3 and Level 4 reviews, unless otherwise provided for in
23	these procedures, is IEEE standard 1547.

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1	X. Additional requirements. Additional requirements include:

2	(1) When an interconnection request is for a small
3	generator facility that includes multiple energy
4	production devices at a site for which the applicant seeks
5	a single point of interconnection, the interconnection
6	request shall be evaluated on the basis of the aggregate
7	nameplate capacity of multiple devices.

8	(2) When an interconnection request is for an increase
9	in capacity for an existing small generator facility, the
10	interconnection request shall be evaluated on the basis of
11	the new total nameplate capacity of the small generator
12	facility.

13	(3) An electric utility shall maintain records of the
14	following which it shall keep on file for a minimum of
15	three years:

16	(i) The total number of and the nameplate capacity
17	of the interconnection requests received, approved and
18	denied under Level 1, Level 2, Level 3 and Level 4
19	reviews;

20	(ii) The fuel type, total number and the nameplate
21	capacity of small generator facilities approved in
22	each of the following categories, net metering, behind
23	the meter load offset, combined heat and power, other;

24	(iii) The number of interconnection requests that
25	were not processed within the timelines established in
26	this rule;

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1	(iv) The number of scoping meetings held and the
2	number of feasibility studies, impact studies, and
3	facility studies performed and the fees charged for
4	these studies;

5	(v) The justifications for actions taken to deny
6	interconnection requests; and

7	(4) An electric utility shall provide a report to the
8	Commission in a format acceptable to the Commission
9	containing the information required in paragraph (3) (i) -
10	(iii) within 90 calendar days of the close of each calendar
11	year.

12	(5) An electric utility shall designate a contact
13	person, and contact information on its website and the
14	commission’s website for submission of all interconnection
15	requests and from whom information on the interconnection
16	request process and the electric utility’s distribution
17	system can be obtained through informal requests regarding
18	a proposed project. The information may include studies and
19	other materials useful to an understanding of the
20	feasibility of interconnecting a small generator facility
21	at a particular point on the electric utility’s
22	distribution system, except to the extent providing the
23	materials would violate security requirements or
24	confidentiality agreements, or be contrary to law or State
25	or Federal regulations.

26	(6) When an interconnection request is deemed

09500SB1592ham004	-150-	LRB095 11114 RCE 37318 a

1	complete, a modification other than a minor equipment
2	modification that is not agreed to in writing by the
3	electric utility, shall require submission of a new
4	interconnection request.

5	(7) When an applicant is not currently a customer of
6	the electric utility at the proposed site, upon request
7	from the electric utility, the applicant shall provide
8	proof of site control evidenced by a property tax bill,
9	deed, lease agreement or other legally binding contract.

10	(8) To minimize the cost of interconnecting multiple
11	small generator facilities, the electric utility or the
12	customer may propose a single point of interconnection for
13	multiple small generator facilities located at a single
14	site. If the applicant rejects the electric utility’s
15	proposal for a single point of interconnection, the
16	applicant shall pay the additional cost, if any, of
17	providing a separate point of interconnection for each
18	small generator facility. If the electric utility
19	unreasonably rejects the customer’s proposal for a single
20	point of interconnection without providing a written
21	technical explanation, the electric utility shall pay the
22	additional cost, if any, of providing a separate point of
23	interconnection for each small generator facility.

24	(9) Small generator facilities over 10kW in total
25	capacity shall be capable of being isolated from the
26	electric utility. For small generator facilities

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1	interconnecting to a primary line, the isolation shall be
2	by means of a lockable, visible-break isolation device
3	accessible by the electric utility. For small generator
4	facilities interconnecting to a secondary line, the
5	isolation shall be by means of a lockable isolation device
6	whose status is clearly indicated and is accessible by the
7	electric utility. The isolation device shall be installed,
8	owned and maintained by the owner of the small generation
9	facility and located between the small generation facility
10	and the point of interconnection. An accessible draw-out
11	type circuit breaker with a provision for padlocking at the
12	draw-out position can be considered an isolation device for
13	purposes of this requirement.

14	(10) An interconnection customer may elect to provide
15	the electric utility access to an isolation device that is
16	contained in a building or area that may be unoccupied and
17	locked or not otherwise readily accessible to the electric
18	utility, by installing a lockbox provided by the electric
19	utility that shall provide ready access to the isolation
20	device. The interconnection customer shall install the
21	lockbox in a location that is readily accessible by the
22	electric utility and the interconnection customer shall
23	permit the electric utility to affix a placard in a
24	location of its choosing that provides clear instructions
25	to electric utility operating personnel on access to the
26	isolation device. In the event the interconnection

09500SB1592ham004	-152-	LRB095 11114 RCE 37318 a

1	customer fails to comply with the terms of this paragraph
2	and the electric utility needs to gain access to the
3	isolation device, the electric utility shall not be held
4	liable for any damages resulting from any necessary
5	electric utility action to isolate the interconnection
6	customer.

7	(11) Any metering necessitated by a small generator
8	interconnection shall be installed, operated and
9	maintained in accordance with applicable tariffs. Any such
10	metering requirements must be clearly identified as part of
11	the standard small generator interconnection agreement
12	executed by the interconnection customer and the electric
13	utility.

14	(12) Electric utility monitoring and control of small
15	generator facilities shall be permitted only if the
16	nameplate rating is greater than 2 MW. Any monitoring and
17	control requirements shall be consistent with the electric
18	utility’s written and published requirements and must be
19	clearly identified as part of an interconnection agreement
20	executed by the interconnection customer and the electric
21	utility.

22	(13) The electric utility shall have the option of
23	performing a witness test after construction of the small
24	generator facility is completed. If the electric utility
25	elects to perform a witness test, it shall contact the
26	applicant to schedule the witness test at a mutually

09500SB1592ham004	-153-	LRB095 11114 RCE 37318 a

1	agreeable time within 10 business days of the scheduled
2	commissioning test. For all interconnection requests
3	evaluated under Level 2, Level 3 or Level 4 review
4	procedures, the applicant shall provide the electric
5	utility at least 30 business days notice of the planned
6	commissioning test for the small generator facility unless
7	the electric utility and the applicant agree to an
8	alternative mutually acceptable notice period for the
9	witness test. If the applicant changes the final scheduled
10	commissioning test date from the planned commissioning
11	test date, the electric utility shall use reasonable
12	efforts to adjust the date for its witness test to
13	accommodate the change; however, the electric utility may
14	not schedule the witness test more than 20 business days
15	from the final scheduled commissioning date unless agreed
16	to by the applicant. If the electric utility does not
17	perform the witness test within 10 business days of the
18	commissioning test, the witness test is deemed waived
19	unless the parties mutually agree to extend the date for
20	scheduling the witness test or the electric utility
21	provides written documentation describing an emergency
22	condition that made it impossible to complete the witness
23	test within the 10 business day period. If the witness test
24	is not acceptable to the electric utility, the applicant
25	shall be granted a period of 30 business days to address
26	and resolve any deficiencies. The time period for

09500SB1592ham004	-154-	LRB095 11114 RCE 37318 a

1	addressing and resolving any deficiencies may be extended
2	upon the mutual agreement of the electric utility and the
3	applicant. If the applicant fails to address and resolve
4	the deficiencies to the satisfaction of the electric
5	utility, the interconnection request shall be deemed
6	withdrawn and the applicant will cease all parallel
7	operation of the small generator facility. If a witness
8	test is not performed by the electric utility or an entity
9	approved by the electric utility, the applicant must still
10	satisfy the interconnection test specifications and
11	requirements set forth in IEEE Standard 1547 Section 5. The
12	applicant shall, if requested by the electric utility,
13	provide a copy of all documentation in its possession
14	regarding testing conducted pursuant to IEEE Standard
15	1547.1.

16	XI. Level 1 expedited review.

17	(1) An electric utility shall use the Level 1
18	interconnection review procedure for an interconnection
19	request that meets the criteria in VII(1) (relating to review
20	procedures). An electric utility may not impose additional
21	requirements for Level 1 reviews not specifically authorized
22	under this section unless the electric utility and the
23	Applicant mutually agree to do so.

24	(2) The electric utility shall evaluate the potential for
25	adverse system impacts using the following screens which must

09500SB1592ham004	-155-	LRB095 11114 RCE 37318 a

1	be satisfied:

2	(i) For interconnection of a proposed small generator
3	facility to a radial distribution circuit, the aggregated
4	generation on the circuit, including the proposed small
5	generator facility, may not exceed 15% of the line section
6	annual peak load as most recently measured at the sub
7	station or calculated for the line section.

8	(ii) For interconnection of a proposed small generator
9	facility to the load side of spot network protectors, the
10	proposed small generator facility shall utilize an
11	inverter-based equipment package. The customer
12	interconnection equipment proposed for the small generator
13	facility must be lab certified, and when aggregated with
14	other generation, may not exceed 5% of the spot network’s
15	maximum load.

16	(iii) When a proposed small generator facility is to be
17	interconnected on a single-phase shared secondary line,
18	the aggregate generation capacity on the shared secondary
19	line, including the proposed small generator facility, may
20	not exceed 20 kW.

21	(iv) When a proposed small generator facility is
22	single-phase and is to be interconnected on a center tap
23	neutral of a 240 volt service, its addition may not create
24	an imbalance between the two sides of the 240 volt service
25	of more than 20% of the nameplate rating of the service
26	transformer.

09500SB1592ham004	-156-	LRB095 11114 RCE 37318 a

1	(v) Construction of facilities by the electric utility
2	on its own system is not required to accommodate the small
3	generator facility.

4	(3) The Level 1 interconnection review must be conducted in
5	accordance with the following procedures:

6	(i) An electric utility shall, within 10 business days
7	after receipt of the interconnection request, inform the
8	applicant that the interconnection request is complete or
9	incomplete and what materials are missing.

10	(ii) The electric utility shall, within 15 business
11	days after the end of the 10 business days noted in
12	paragraph (i), verify that the small generator facility
13	equipment can be interconnected safely and reliably using
14	Level 1 screens.

15	(iii) Unless the electric utility determines and
16	demonstrates that a small generator facility cannot be
17	interconnected safely or reliably to its system and
18	provides a letter to the applicant explaining its reasons
19	for denying an interconnection request, the electric
20	utility shall approve the interconnection request subject
21	to the following conditions:

22	(a) The small generator facility has been approved
23	by local or municipal electric code officials with
24	jurisdiction over the interconnection; and

25	(b) A certificate of completion has been returned
26	to the electric utility. Completion of local

09500SB1592ham004	-157-	LRB095 11114 RCE 37318 a

1	inspections may be designated on inspection forms used
2	by local inspecting authorities; and

3	(c) The witness test has been successfully
4	completed or waived; and

5	(d) The applicant has signed a standard small
6	generator interconnection agreement. When an applicant
7	does not sign the agreement within 30 business days
8	after receipt from the electric utility, the
9	interconnection request be deemed withdrawn unless the
10	applicant requests to have the deadline extended. The
11	request for extension shall not be unreasonably denied
12	by the electric utility.

13	(iv) When a small generator facility is not approved
14	under a Level 1 review, the applicant may submit a new
15	interconnection request for consideration under Level 2,
16	Level 3 or Level 4 procedures.

17	XII. Level 2 expedited review.

18	(1) An electric utility shall use the Level 2 review
19	procedure for an interconnection request that meets the
20	criteria in VII (2) (relating to expedited review procedures).
21	An electric utility shall not impose additional requirements
22	for Level 2 reviews not specifically authorized under this
23	subchapter unless otherwise mutually agreed to.

24	(2) The electric utility shall evaluate the potential for
25	adverse system impacts using the following screens which must

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1	be satisfied:

2	(i) For interconnection of a proposed small generator
3	facility to a radial distribution circuit, the aggregated
4	generation on the circuit, including the proposed small
5	generator facility, may not exceed 15% of the line section
6	annual peak load most recently measured at the sub-station
7	or calculated for the line section.

8	(ii) For interconnection of a proposed small generator
9	facility to the load side of spot network protectors, the
10	proposed small generator facility shall utilize an
11	inverter-based equipment package. The customer
12	interconnection equipment proposed for the small generator
13	facility must be lab certified or field approved and, when
14	aggregated with other generation, may not exceed 5% of a
15	spot network’s maximum load.

16	(iii) The proposed small generator facility, in
17	aggregation with other generation on the distribution
18	circuit, may not contribute more than 10 % to the
19	distribution circuit’s maximum fault current at the point
20	on the primary line nearest the point of interconnection.

21	(iv) The proposed small generator facility, in
22	aggregate with other generation on the distribution
23	circuit, may not cause any distribution protective devices
24	and equipment (including substation breakers, fuse
25	cutouts, and line reclosers), or other customer equipment
26	on the electric distribution system to be exposed to fault

09500SB1592ham004	-159-	LRB095 11114 RCE 37318 a

1	currents exceeding 90% of the short circuit interrupting
2	capability. The interconnection request may not request
3	interconnection on a circuit that already exceeds 90% of
4	the short circuit interrupting capability.

5	(v) The proposed small generator facility’s point of
6	interconnection may not be on a transmission line.

7	(vi) When a customer-generator facility is to be
8	connected to 3 phase, 3 wire primary electric utility
9	distribution lines, a 3 phase or single-phase generator
10	shall be connected phase-to-phase.

11	(vii) When a customer-generator facility is to be
12	connected to 3 phase, 4 wire primary electric utility
13	distribution lines, a 3 phase or single phase generator
14	will be connected line-to-neutral and will be effectively
15	grounded.

16	(viii) When the proposed small generator facility is to
17	be interconnected on single-phase shared secondary line,
18	the aggregate generation capacity on the shared secondary
19	line, including the proposed small generator facility,
20	shall not exceed 20 kW.

21	(ix) When a proposed small generator facility is
22	single-phase and is to be interconnected on a center tap
23	neutral of a 240 volt service, its addition may not create
24	an imbalance between the two sides of the 240 volt service
25	of more than 20% of the nameplate rating of the service
26	transformer.

09500SB1592ham004	-160-	LRB095 11114 RCE 37318 a

1	(x) A small generator facility, in aggregate with other
2	generation interconnected to the distribution side of a
3	substation transformer feeding the circuit where the small
4	generator facility proposes to interconnect, may not
5	exceed 10 MW in an area where there are known or posted
6	transient stability limitations to generating units
7	located in the general electrical vicinity (for example,
8	three or four distribution busses from the point of
9	interconnection).

10	(xi) Except as permitted by an additional review in VII
11	(5), no construction of facilities by an electric utility
12	on its own system shall be required to accommodate the
13	small generator facility.

14	(3) The Level 2 interconnection review must be conducted in
15	accordance with the following procedures:

16	(i) An electric utility shall, within 10 business days
17	after receipt of the interconnection request, inform the
18	interconnection that the interconnection request is
19	complete or incomplete and what materials are missing.

20	(ii) When an interconnection request is complete, the
21	electric utility shall assign a queue position. The queue
22	position of the interconnection request shall be used to
23	determine the potential adverse system impact of the small
24	generator facility based on the relevant screening
25	criteria. The electric utility shall notify the applicant
26	about other higher-queued applicants on the same

09500SB1592ham004	-161-	LRB095 11114 RCE 37318 a

1	substation bus or spot network for which interconnection is
2	sought.

3	(iii) When an electric utility determines additional
4	information is required to complete an evaluation, the
5	electric utility shall request the information. The time
6	necessary to complete the evaluation may be extended, but
7	only to the extent of the delay required for receipt of the
8	additional information. The electric utility may not
9	revert to the start of the review process or alter the
10	applicant’s queue position.

11	(iv) Within 20 business days after the electric utility
12	notifies the applicant it has received a completed
13	interconnection request, the electric utility shall:

14	(a) Evaluate the interconnection request using the
15	Level 2 screening criteria.

16	(b) Review the applicant’s analysis, if provided
17	by applicant, using the same criteria.

18	(c) Provide the applicant with the electric
19	utility’s evaluation, including a comparison of the
20	results of its own analyses with those of applicant, if
21	applicable. When an electric utility does not have a
22	record of receipt of the interconnection request and
23	the applicant can demonstrate that the original
24	interconnection request was delivered, the electric
25	utility shall expedite its review to complete the
26	evaluation of the interconnection request within 20

09500SB1592ham004	-162-	LRB095 11114 RCE 37318 a

1	business days of the applicant’s resubmittal.

2	(d) However, the electric utility shall not be
3	obligated to meet the timeline for reviewing the
4	interconnection request as provided for in this
5	section (iv) until such time as the electric utility
6	has completed the review of all other interconnection
7	requests that have a higher queue position.

8	(4) When an electric utility determines that the
9	interconnection request passes the Level 2 screening criteria,
10	or fails one or more of the Level 2 screening criteria but
11	determines that the small generator facility can be
12	interconnected safely and reliably, it shall provide the
13	applicant a standard small generator interconnection agreement
14	within 5 business days after the determination.

15	(5) Additional review may be appropriate when a small
16	generator facility has failed to meet one or more of the Level
17	2 screens. An electric utility shall offer to perform
18	additional review to determine whether minor modifications to
19	the electric distribution system would enable the
20	interconnection to be made consistent with safety, reliability
21	and power quality criteria. The electric utility shall provide
22	the applicant with a nonbinding, good faith estimate of the
23	costs of additional review and minor modifications. The
24	electric utility shall undertake the additional review or
25	modifications only after the applicant consents to pay for the
26	review.

09500SB1592ham004	-163-	LRB095 11114 RCE 37318 a

1	(6) An applicant shall have 30 business days or another
2	mutually agreeable time after receipt of the standard small
3	generator interconnection agreement to sign and return the
4	agreement. When an applicant does not sign the agreement within
5	30 business days, the interconnection request shall be deemed
6	withdrawn unless the applicant requests to have the deadline
7	extended prior to the expiration of the 30 business day period.
8	The request for extension may not be unreasonably denied by the
9	electric utility. When construction is required under the
10	provisions of paragraph (5), the interconnection of the small
11	generator facility shall proceed according to any milestones
12	agreed to by the parties in the standard small generator
13	interconnection agreement. The standard small generator
14	interconnection agreement may not become final until:

15	(i) The milestones agreed to in the standard small
16	generator interconnection agreement are satisfied; and

17	(ii) The small generator facility is approved by
18	electric code officials with jurisdiction over the
19	interconnection; and

20	(iii) The applicant provides a certificate of
21	completion to the electric utility. Completion of local
22	inspections may be designated on inspection forms used by
23	local inspecting authorities; and

24	(iv) There is a successful completion of the witness
25	test, unless waived.

26	(7) If the small generator facility is not approved under a

09500SB1592ham004	-164-	LRB095 11114 RCE 37318 a

1	Level 2 review the electric utility shall provide the applicant
2	a letter explaining its reasons for denying the interconnection
3	request. The applicant may submit a new interconnection request
4	for consideration under a Level 3 or Level 4 interconnection
5	review; however, the queue position assigned to the Level 2
6	interconnection request shall be retained provided the request
7	is made within 15 business days of notification that the
8	current interconnection request is denied.

9	XIII. Level 3 expedited review.

10	(1) An electric utility shall use the Level 3 expedited
11	review procedure for an interconnection request that meets the
12	criteria in VII (3) (relating to expedited review procedures).
13	An electric utility may not impose additional requirements for
14	Level 3 reviews not specifically authorized under this section
15	unless otherwise mutually agreed to.

16	(2) Once the interconnection request is deemed complete by
17	the electric utility, the electric utility shall assign a queue
18	position based upon the date and time the interconnection
19	request is determined to be complete. The queue position of
20	each interconnection request shall be used to determine the
21	potential adverse system impact of the small generator facility
22	based on the relevant screening criteria. The applicant will
23	proceed under the timeframes of this section. The electric
24	utility shall notify the applicant about other higher-queued
25	applicants on the same radial line or area network that the

09500SB1592ham004	-165-	LRB095 11114 RCE 37318 a

1	applicant is seeking to interconnect to.

2	(3) Interconnection requests meeting the requirements set
3	forth in VII (3)(i) for non-exporting small generator
4	facilities interconnecting to an area network shall be presumed
5	to be appropriate for interconnection. The electric utility
6	shall process the interconnection request to area networks
7	using the following procedures:

8	(i) The electric utility shall evaluate the
9	interconnection request under Level 2 interconnection
10	review procedures as set forth in XII (3) except that the
11	electric utility may have 25 business days to conduct an
12	area network impact study to determine any potential
13	adverse system impacts of interconnecting to the electric
14	utility’s area network; however, the electric utility
15	shall not be obligated to meet the timeline for reviewing
16	the interconnection request as provided for herein until
17	such time as the electric utility has completed the review
18	of all other interconnection requests that have a higher
19	queue position.

20	(ii) In the event the area network impact study
21	identifies potential adverse system impacts, the electric
22	utility may determine at its sole discretion that it is
23	inappropriate for the small generator facility to
24	interconnect to the area network in which case the
25	interconnection request shall be denied; however, the
26	applicant may elect to submit a new interconnection request

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1	for consideration under Level 4 procedures in which case
2	the queue position assigned to the Level 3 interconnection
3	request will be retained provided the request is made
4	within 15 business days of notification that the current
5	application is denied.

6	(iii) The electric utility will conduct the area
7	network impact study at its own expense.

8	(iv) In the event the electric utility denies the
9	interconnection request, the electric utility shall
10	provide the applicant with a copy of its area network
11	impact study and written justification for denying the
12	interconnection request.

13	(4) Interconnection request meeting the requirements set
14	forth in VII (3)(ii) for non-exporting small generator
15	facilities interconnecting to a radial distribution circuit
16	shall be presumed to be appropriate for interconnection and
17	shall be evaluated under the following Level 2 expedited review
18	screens (Section XII (2) (ii thru xi), Section XII (3) (i thru
19	iv), and Sections (4) and (5).

20	(5) For a small generator facility that satisfies the
21	criteria in paragraph (3) or paragraph (4), the electric
22	utility shall approve the interconnection request and provide a
23	standard interconnection agreement for the applicant to sign.

24	(6) The applicant shall have either 30 calendar days, or
25	another mutually agreeable timeframe after receipt of the
26	standard small generator interconnection agreement, to sign

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1	and return the standard small generator interconnection
2	agreement. If the applicant does not sign the standard small
3	generator interconnection agreement within 30 calendar days,
4	the request shall be deemed withdrawn unless the parties
5	mutually agree to extend the time period for executing the
6	standard small generator interconnection agreement prior to
7	the expiration of the 30 business day period. After the
8	standard small generator interconnection agreement is signed
9	by the parties, interconnection of the small generator facility
10	shall proceed according to any milestones agreed to by the
11	parties in the standard small generator interconnection
12	agreement.

13	(7) The interconnection agreement will not be final until:

14	(i) Any milestones agreed to in the standard small
15	generator interconnection agreement are satisfied; and

16	(ii) The small generator facility is approved by
17	electric code officials with jurisdiction over the
18	interconnection; and

19	(iii) The applicant provides a certificate of
20	completion to the electric utility; and

21	(iv) There is a successful completion of the witness
22	test, if conducted by the electric utility.

23	(8) If the small generator facility is not approved under a
24	Level 3 review, the applicant may submit a new interconnection
25	request for consideration under the Level 4 procedures
26	specified in XIV without sacrificing the original queue

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1	position provided the revised interconnection request is
2	submitted within 15 business days of notice that the current
3	request has not been approved.

4	XIV Level 4 study review.

5	(1) An electric utility shall use the Level 4 study review
6	procedure for an interconnection request that meets the
7	criteria in VIII (relating to study review procedures).

8	(2) Within 10 business days from receipt of an
9	interconnection request, the electric utility shall notify the
10	applicant whether the request is complete. When the
11	interconnection request is not complete, the electric utility
12	shall provide the applicant a written list detailing
13	information that shall be provided to complete the
14	interconnection request. The applicant shall have 10 business
15	days to provide appropriate data in order to complete the
16	interconnection request or the interconnection request shall
17	be considered withdrawn. The parties may agree to extend the
18	time for receipt of the additional information. The
19	interconnection request shall be deemed complete when the
20	required information has been provided by the applicant, or the
21	parties have agreed that the applicant may provide additional
22	information at a later time.

23	(3) When an interconnection request is complete, the
24	electric utility shall assign a queue position. The queue
25	position of an interconnection request shall be used to

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1	determine the cost responsibility necessary for the facilities
2	to accommodate the interconnection. The electric utility shall
3	notify the applicant about other higher-queued applicants. Any
4	required interconnection studies shall not begin until the
5	electric utility has completed its review of all other
6	interconnection requests that have a higher queue position.

7	(4) The following procedures shall be followed in
8	performing a Level 4 study review:

9	(i) By mutual agreement of the parties, the scoping
10	meeting, interconnection feasibility study,
11	interconnection impact study, or interconnection
12	facilities studies provided for in a Level 4 review and
13	discussed in this paragraph may be waived.

14	(ii) If agreed to by the parties, a scoping meeting
15	will be held within 10 business days, or other mutually
16	agreed to time, after the electric utility has notified the
17	applicant that the interconnection request is deemed
18	complete, or the applicant has requested that its
19	interconnection request proceed after failing the
20	requirements of a Level 2 review or Level 3 review. The
21	purpose of the meeting must be to review the
22	interconnection request, existing studies relevant to the
23	interconnection request, and the results of the Level 1,
24	Level 2 or Level 3 screening criteria.

25	(iii) When the parties agree at a scoping meeting that
26	an interconnection feasibility study shall be performed,

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1	the electric utility shall provide to the applicant, no
2	later than 5 business days after the scoping meeting, an
3	interconnection feasibility study agreement, including an
4	outline of the scope of the study and a nonbinding good
5	faith estimate of the cost to perform the study.

6	(iv) When the parties agree at a scoping meeting that
7	an interconnection feasibility study is not required, the
8	electric utility shall provide to the applicant, no later
9	than 5 business days after the scoping meeting, an
10	interconnection system impact study agreement, including
11	an outline of the scope of the study and a nonbinding good
12	faith estimate of the cost to perform the study.

13	(v) When the parties agree at the scoping meeting that
14	an interconnection feasibility study and system impact
15	study are not required, the electric utility shall provide
16	to the applicant, no later than 5 business days after the
17	scoping meeting, an interconnection facilities study
18	agreement including an outline of the scope of the study
19	and a nonbinding good faith estimate of the cost to perform
20	the study.

21	(5) The following guidelines shall be followed in
22	conducting all required interconnection studies:

23	(i) An interconnection feasibility study shall include
24	any necessary analyses for the purpose of identifying a
25	potential adverse system impact to the electric utility’s
26	electric distribution system that would result from the

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1	interconnection from among the following:

2	(a) Initial identification of any circuit breaker
3	short circuit capability limits exceeded as a result of
4	the interconnection.

5	(b) Initial identification of any thermal overload
6	or voltage limit violations resulting from the
7	interconnection.

8	(c) Initial review of grounding requirements and
9	system protection.

10	(d) Description and nonbinding estimated cost of
11	facilities required to interconnect the small
12	generator facility to the electric utility’s electric
13	distribution system in a safe and reliable manner.

14	(e) When an applicant requests that the
15	interconnection feasibility study evaluate multiple
16	potential points of interconnection, additional
17	evaluations may be required. Additional evaluations
18	shall be paid by the applicant.

19	(f) An interconnection system impact study is not
20	required when the interconnection feasibility study
21	concludes there is no adverse system impact, or when
22	the study identifies an adverse system impact, but the
23	electric utility is able to identify a remedy without
24	the need for an interconnection system impact study.

25	(g) The parties shall use a form of interconnection
26	feasibility study agreement approved by the

09500SB1592ham004	-172-	LRB095 11114 RCE 37318 a

1	Commission.

2	(ii) An interconnection system impact study shall
3	evaluate the impact of the proposed interconnection on both
4	the safety and reliability of the electric utility’s
5	electric distribution system. The study shall identify and
6	detail the system impacts that result when a small
7	generator facility is interconnected without project or
8	system modifications, focusing on the adverse system
9	impacts identified in the interconnection feasibility
10	study, or potential impacts including those identified in
11	the scoping meeting. The study shall consider all
12	generating facilities that, on the date the
13	interconnection system impact study is commenced, are
14	directly interconnected with the electric utility’s
15	system, have a pending higher queue position to
16	interconnect to the system, or have a signed a standard
17	small generator interconnection agreement. As part of its
18	impact study, the electric utility shall agree to evaluate
19	and consider any separate studies prepared by the applicant
20	that evaluate alternatives for interconnecting the small
21	generator facility including the applicant’s assessment of
22	potential impacts of the small generator facility on the
23	electric distribution system. The electric utility shall
24	provide the applicant with the electric utility’s final
25	impact study evaluation including a comparison of the
26	results of its own analyses with those provided by the

09500SB1592ham004	-173-	LRB095 11114 RCE 37318 a

1	applicant.

2	(a) A distribution interconnection system impact
3	study shall be performed when a potential distribution
4	system adverse system impact is identified in the
5	interconnection feasibility study. The electric
6	utility shall send the applicant an interconnection
7	system impact study agreement within 5 business days of
8	transmittal of the interconnection feasibility study
9	report. The agreement will include an outline of the
10	scope of the study and a good faith estimate of the
11	cost to perform the study. The impact study shall
12	include any necessary elements from among the
13	following:

14	1. A load flow study.

15	2. Identification of affected systems.

16	3. An analysis of equipment interrupting
17	ratings.

18	4. A protection coordination study.

19	5. Voltage drop and flicker studies.

20	6. Protection and set point coordination
21	studies.

22	7. Grounding reviews.

23	8. Impact on system operation.

24	(b) An interconnection system impact study must
25	consider any necessary criteria from among the
26	following:

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1	1. A short circuit analysis.

2	2. A stability analysis.

3	3. Alternatives for mitigating adverse system
4	impacts on affected systems.

5	4. Voltage drop and flicker studies.

6	5. Protection and set point coordination
7	studies.

8	6. Grounding reviews.

9	(c) The final interconnection system impact study
10	must provide the following:

11	1. The underlying assumptions of the study.

12	2. The results of the analyses.

13	3. A list of any potential impediments to
14	providing the requested interconnection service.

15	4. Required distribution upgrades.

16	5. A nonbinding good faith estimate of cost and
17	time to construct any required distribution
18	upgrades.

19	(d) The parties shall use an interconnection
20	impact study agreement as approved by the Commission.

21	(iii) The interconnection facilities study shall be
22	conducted as follows:

23	(a) Within 5 business days of completion of the
24	interconnection system impact study, a report shall be
25	transmitted to the applicant with an interconnection
26	facilities study agreement, which includes an outline

09500SB1592ham004	-175-	LRB095 11114 RCE 37318 a

1	of the scope of the study and a nonbinding good faith
2	estimate of the cost to perform the study.

3	(b) The interconnection facilities study shall
4	estimate the cost of the equipment, engineering,
5	procurement and construction work, including
6	overheads, needed to implement the conclusions of the
7	interconnection feasibility study and the
8	interconnection system impact study to interconnect
9	the small generator facility. The interconnection
10	facilities study shall identify:

11	1. The electrical switching configuration of
12	the equipment, including transformer, switchgear,
13	meters and other station equipment.

14	2. The nature and estimated cost of the
15	electric utility’s interconnection facilities and
16	distribution upgrades necessary to accomplish the
17	interconnection.

18	3. An estimate of the time required to complete
19	the construction and installation of the
20	facilities.

21	(c) The parties may agree to permit an applicant to
22	separately arrange for a third party to design and
23	construct the required interconnection facilities. The
24	electric utility may review the design of the
25	facilities under the interconnection facilities study
26	agreement. When the parties agree to separately

09500SB1592ham004	-176-	LRB095 11114 RCE 37318 a

1	arrange for design and construction, and to comply with
2	security and confidentiality requirements, the
3	electric utility shall make all relevant information
4	and required specifications available to the applicant
5	to permit the applicant to obtain an independent design
6	and cost estimate for the facilities, which must be
7	built in accordance with the specifications.

8	(d) Upon completion of the interconnection
9	facilities study, and with the agreement of the
10	applicant to pay for the interconnection facilities
11	and distribution upgrades identified in the
12	interconnection facilities study, the electric utility
13	shall provide the applicant with a standard small
14	generator interconnection agreement within 5 business
15	days.

16	(e) In the event that distribution upgrades are
17	identified in the impact study that must be added only
18	in the event that higher-queued customers not yet
19	interconnected eventually complete and interconnect
20	their generation facilities, an applicant may elect to
21	interconnect without paying for such upgrades at the
22	time of the interconnection under the condition that
23	the customer shall pay for such upgrades at the time
24	the higher-queued customer is ready to interconnect.
25	If the customer does not pay for such upgrades at that
26	time, the electric utility will require the customer to

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1	immediately disconnect its generating facility so that
2	the higher-queued customer can be accommodated.

3	(f) The parties shall use an interconnection
4	facility study agreement approved by the Commission.

5	(6) When an electric utility determines, as a result of the
6	studies conducted under a Level 4 review, that it is
7	appropriate to interconnect the small generator facility, the
8	electric utility shall provide the applicant with a standard
9	small generator interconnection agreement. If the
10	interconnection request is denied, the electric utility shall
11	provide the applicant a written explanation.

12	(7) An applicant shall have 30 business days, or another
13	mutually agreeable time frame after receipt of the standard
14	small generator interconnection agreement to sign and return
15	the agreement. When an applicant does not sign the agreement
16	within 30 business days, the interconnection request shall be
17	deemed withdrawn unless the applicant requests to have the
18	deadline extended. The request for extension may not be
19	unreasonably denied by the electric utility. When construction
20	is required, the interconnection of the small generator
21	facility shall proceed according to milestones agreed to by the
22	parties in the standard small generator interconnection
23	agreement. The standard small generator interconnection
24	agreement may not be final until:

25	(i) The milestones agreed to in the standard small
26	generator interconnection agreement are satisfied.

09500SB1592ham004	-178-	LRB095 11114 RCE 37318 a

1	(ii) The small generator facility is approved by
2	electric code officials with jurisdiction over the
3	interconnection.

4	(iii) The applicant provides a certificate of
5	completion to the electric utility. Completion of local
6	inspections may be designated on inspection forms used by
7	local inspecting authorities.

8	(iv) There is a successful completion of the witness
9	test, unless waived.

10	XV. Dispute Resolution.

11	(1) A party shall attempt to resolve all disputes regarding
12	interconnection as provided in this section promptly,
13	equitably, and in a good faith manner.

14	(2) When a dispute arises, a party may seek immediate
15	resolution through complaint procedures available through the
16	Commission, or an alternative dispute resolution process
17	approved by the Commission, by providing written notice to the
18	Commission and the other party stating the issues in dispute.
19	Dispute resolution shall be conducted in an informal,
20	expeditious manner to reach resolution with minimal costs and
21	delay. When available, dispute resolution may be conducted by
22	phone.

23	(3) When disputes relate to the technical application of
24	this section, the Commission may designate a technical master
25	to resolve the dispute. The Commission may designate a

\]

09500SB1592ham004	-179-	LRB095 11114 RCE 37318 a

1	Department of Energy National Laboratory or a college or
2	university with distribution system engineering expertise as
3	the technical master. When the Federal Energy Regulatory
4	Commission identifies a National technical dispute resolution
5	team, the Commission may designate the team as its technical
6	master. Upon Commission designation, the parties shall use the
7	technical master to resolve disputes related to
8	interconnection. Costs for a dispute resolution conducted by
9	the technical master shall be established by the technical
10	master, subject to review by the Commission. Pursuit of dispute
11	resolution may not affect an applicant with regard to
12	consideration of an interconnection request or an applicant’s
13	queue position.

14	(220 ILCS 5/16-132 new)

15	Sec. 16-132. Ownership of electric utilities. After 2009,
16	no electric utility that served at least 100,000 customers on
17	January 2, 2007 shall be owned, in whole or in part, by or
18	affiliated with a company that is an independent power
19	producer, a power marketer, or an alternative retail electric
20	supplier.

21	Section 4-930. The Eminent Domain Act is amended by adding
22	Sections 15-5-45 and 25-5-5 and by changing the heading of Part
23	5 of Article 25 as follows:

09500SB1592ham004	-180-	LRB095 11114 RCE 37318 a

1	(735 ILCS 30/15-5-45 new)

2	Sec. 15-5-45. Eminent domain powers in new Acts. The
3	following provisions of law may include express grants of the
4	power to acquire property by condemnation or eminent domain:

5	Illinois Power Authority Act.

6	(735 ILCS 30/Art. 25, Pt. 5 heading)
7	Part 5. New Quick-take Powers
8	~~(Reserved)~~
9	(Source: P.A. 94-1055, eff. 1-1-07.)

10	(735 ILCS 30/25-5-5 new)

11	Sec. 25-5-5. Quick-take; Illinois Power Authority.
12	Quick-take proceedings under Article 20 may be used by the
13	Illinois Power Authority for the purposes specified in the
14	Illinois Power Authority Act.

15	ARTICLE 5. ELECTRICITY GENERATOR TAX ACT

16	Section 5-1. Short title. This Article may be cited as the
17	Electricity Generator Tax Act. References in this Article to
18	“this Act” mean this Article.

19	Section 5-3. Definitions. As used in this Act:

20	“Capacity factor” means the ratio of the electric energy
21	produced by a generating unit during a taxable year compared to

09500SB1592ham004	-181-	LRB095 11114 RCE 37318 a

1	the electric energy that could have been produced at
2	continuous, full-power operation during the entire taxable
3	year.

4	“Department” means the Department of Revenue.

5	“Generating unit” means a nuclear reactor, coal-fired
6	boiler, coal-fired combustion turbine, or natural gas-fired
7	turbine that produces electricity.

8	“Nameplate capacity” means the maximum rated output of a
9	generating unit under specific conditions, as designated by the
10	manufacturer on a nameplate that is physically attached to the
11	generating unit.

12	“Taxable year” means a calendar year. For 2007, however,
13	taxable year means the effective date of this Act through and
14	including December 31, 2007.

15	“Taxpayer” means a person who operates a generating unit in
16	this State at any time during the taxable year.

17	“Vertically integrated utility” means a public utility
18	that owns generating units, a transmission system, and
19	distribution lines to provide all aspects of electric service
20	in the utility’s service territory.

21	Section 5-5. Tax imposed.

22	(a) A tax is imposed on the privilege of operating, at any
23	time during the taxable year, a generating unit within this
24	State.

25	(b) The tax imposed under this Act applies to taxable years

09500SB1592ham004	-182-	LRB095 11114 RCE 37318 a

1	beginning on or after the effective date of this Act and
2	through and including the taxable year in which the State
3	Comptroller, State Treasurer, and Director of Revenue jointly
4	certify that the tax no longer need be imposed to meet any
5	liabilities for payments under Sections 16-124, 16-124A,
6	16-126, and 16-135 of the Public Utilities Act.

7	(c) No tax under this Act is imposed on any of the
8	following:
9	(1) a generating unit owned by a municipal corporation,

10	a unit of local government, or an electric cooperative;

11	(2) a generating unit that generates electricity from a
12	renewable energy resource, as defined in the Renewable
13	Energy, Energy Efficiency, and Coal Resources Development
14	Law of 1997;

15	(3) a generating unit designed to produce both heat and
16	electricity from a single heat source;

17	(4) a generating unit that has a nameplate capacity of
18	less than 100 megawatts;

19	(5) a generating unit operated fewer than 876 hours
20	during the taxable year (or fewer than 438 hours during
21	taxable year 2007); or

22	(6) any portion of the nameplate capacity of a
23	generating unit that is owned by a vertically integrated
24	utility.

25	Section 5-10. Rate. For each generating unit that is not

09500SB1592ham004	-183-	LRB095 11114 RCE 37318 a

1	exempt under subsection (c) of Section 5-5, the tax under this
2	Act is imposed annually in the amount equal to $70,000 per
3	megawatt of nameplate capacity of the generating unit
4	multiplied by the average capacity factor for the taxable year.

5	Section 5-15. Returns and notices.

6	(a) Each taxpayer subject to the tax imposed under this Act
7	shall make a return under this Act for that taxable year.

8	(b) Each taxpayer shall keep any record, render any
9	statement, make any return and notice, and comply with any rule
10	that the Department may, from time to time, adopt. If, in the
11	judgment of the Director of Revenue it is necessary, he or she
12	may require any person, by notice served upon that person or by
13	rule, to make any return and notice, render any statement, or
14	keep any record that the Director deems sufficient to show
15	whether or not that person is liable for tax under this Act.

16	Section 5-20. Time and place for filing returns.

17	(a) Returns required by this Act must be filed at the place
18	that the Department may require by rule.

19	(b) A return due under this Act for any taxable year must
20	be filed on or before the 15th day of the third month following
21	the close of the taxable year.

22	(c) The fact that an individual’s name is signed to a
23	return or notice is prima facie evidence for all purposes that
24	the document was actually signed by that individual. If a

09500SB1592ham004	-184-	LRB095 11114 RCE 37318 a

1	return is prepared by an income tax return preparer for a
2	taxpayer, then that preparer shall sign the return as the
3	preparer of that return. If a return is transmitted to the
4	Department electronically, then the Department may presume
5	that the electronic return originator has obtained and is
6	transmitting a valid signature document pursuant to the rules
7	adopted by the Department for the electronic filing of tax
8	returns, or the Department may authorize electronic return
9	originators to maintain the signature documents and associated
10	documentation, subject to the Department’s right of inspection
11	at any time without notice, rather than transmitting those
12	documents to the Department, and the Department may process the
13	return.

14	A return or notice required of a corporation must be signed
15	by the president, vice-president, treasurer, or any other
16	officer duly authorized so to act or, in the case of a limited
17	liability company, by a manager or member. In the case of a
18	return or notice made for a corporation by a fiduciary, the
19	fiduciary shall sign the document. The fact that an
20	individual’s name is signed to a return or notice is prima
21	facie evidence that the individual is authorized to sign the
22	document on behalf of the taxpayer.

23	A return or notice of a partnership must be signed by any
24	one of the partners or, in the case of a limited liability
25	company, by a manager or member. The fact that a person’s name
26	is signed to a return or notice is prima facie evidence that

09500SB1592ham004	-185-	LRB095 11114 RCE 37318 a

1	the individual is authorized to sign the document on behalf of
2	the partnership or limited liability company.

3	(d) If a taxpayer fails to sign a return within 30 days
4	after proper notice and demand for signature by the Department,
5	the return is considered valid, and any amount shown to be due
6	on the return is deemed assessed. Any overpayment of tax shown
7	on the face of an unsigned return is considered forfeited if,
8	after notice and demand for signature by the Department, the
9	taxpayer fails to provide a signature and 3 years have passed
10	from the date the return was filed.

11	(e) Each return required to be filed under this Act must
12	contain or be verified by a written declaration that it is made
13	under the penalties of perjury. A taxpayer’s signing a
14	fraudulent return under this Act is perjury, as defined in
15	Section 32-2 of the Criminal Code of 1961.

16	(f) The Department may require electronic filing of any
17	return due under this Act.

18	Section 5-25. Payment on due date of return.

19	(a) Each taxpayer required to file a return under this Act
20	shall, without assessment, notice, or demand, pay any tax due
21	thereon to the Department at the place fixed by rules adopted
22	by the Department for filing on or before the date fixed for
23	filing the return (determined without regard to any extension
24	of time for filing the return). In making payment as provided
25	in this Section, there remains payable only the balance of the

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1	tax remaining due after giving effect to payments of estimated
2	tax made by the taxpayer under Section 5-30 of this Act for the
3	taxable year and to tentative payments under subsection (b) of
4	this Section for the taxable year.

5	(b) The taxpayer shall file a tentative tax return and pay,
6	on or before the date required by law for the filing of the
7	return the amount properly estimated as his or her tax for the
8	taxable year.

9	(c) Interest and penalty on any amount of tax due and
10	unpaid for the period of any extension is payable as provided
11	by the Uniform Penalty and Interest Act.

12	(d) The Department may, by rule, require any taxpayer to
13	make payments due under this Act by electronic funds transfer.

14	Section 5-30. Payment of estimated tax.

15	(a) Beginning July 1, 2007, each taxpayer is required to
16	pay estimated tax for the taxable year in the form and manner
17	that the Department requires by rule. Each installment of
18	estimated tax must be paid on or before the 10th day of each
19	calendar month.

20	(b) The amount of each required installment is an amount
21	equal to:

22	(1) the total amount of the tax that is estimated to be
23	due for the taxable year under Section 5-10 less the amount
24	of all estimated payments previously paid by the taxpayer
25	for that taxable year; divided by

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1	(2) the number of calendar months remaining in the
2	taxable year, including the current calendar month.

3	(c) In case of any underpayment of estimated tax by a
4	taxpayer, the taxpayer is liable to a penalty in an amount
5	determined at the rate set forth under Section 3-3 of the
6	Uniform Penalty and Interest Act upon the amount of the
7	underpayment, determined under subsection (b), for each
8	required installment. For the purposes of this subsection (c),
9	the amount of the underpayment is the excess of:

10	(1) the amount of the installment that would be
11	required to be paid under subsection (b); less

12	(2) the amount, if any, of the installment paid on or
13	before the last date prescribed for payment.

14	Section 5-35. Collection authority. The Department shall
15	collect the taxes imposed by this Act and shall deposit the
16	amounts collected under this Act into the Consumers Overbilled
17	and Reimbursed for Electricity Fund in the State treasury. To
18	the extent that the State Comptroller, State Treasurer, and
19	Director of Revenue jointly certify that any of the balance in
20	the Fund is not needed to meet any liabilities for payments
21	under Section 16-135 of the Public Utilities Act, the State
22	Comptroller shall order and the State Treasurer shall transfer
23	that excess balance to the General Revenue Fund.

24	Section 5-40. Notice and demand.

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1	(a) Except as provided in subsection (b), the Director of
2	Revenue shall, as soon as practical after an amount payable
3	under this Act is deemed assessed (as provided in Section 5-45
4	of this Act), give notice to each person liable for any unpaid
5	portion of that assessment, stating the amount unpaid and
6	demanding payment thereof. In the case of tax deemed assessed
7	with the filing of a return, the Director shall give notice no
8	later than 3 years after the date the return was filed. Upon
9	receipt of any notice and demand, there must be paid, at the
10	place and time stated in the notice, the amount stated in the
11	notice. The notice must be left at the dwelling or usual place
12	of business of the person or shall be sent by mail to the
13	person’s last known address.

14	(b) In the case of a deficiency deemed assessed under
15	Section 5-45 of this Act, after the filing of a protest, notice
16	and demand may not be made with respect to the assessment until
17	all proceedings in court for the review of the assessment have
18	terminated or the time for the taking thereof has expired
19	without the proceedings being instituted.

20	(c) The Department may bring an action in any court of
21	competent jurisdiction within or without this State in the name
22	of the people of this State to recover the amount of any taxes,
23	penalties, and interest due and unpaid under this Act. In that
24	action, the certificate of the Department showing the amount of
25	the delinquency is prima facie evidence of the correctness of
26	the amount, its assessment, and of the compliance by the

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1	Department with all the provisions of this Act.

2	Section 5-45. Assessment.

3	(a) The amount of tax that is shown to be due on the return
4	is deemed to be assessed on the date of filing of the return
5	(including any amended returns showing an increase of tax). If
6	the amount of tax is understated on the taxpayer’s return due
7	to a mathematical error, the Department shall notify the
8	taxpayer that the amount of tax in excess of that shown on the
9	return is due and has been assessed. The notice of additional
10	tax due must be issued no later than 3 years after the date the
11	return was filed. The notice of additional tax due is not
12	considered to be a notice of deficiency nor does the taxpayer
13	have any right of protest. In the case of a return properly
14	filed without the computation of the tax, the tax computed by
15	the Department is deemed to be assessed on the date when
16	payment is due.

17	(b) If a notice of deficiency has been issued, the amount
18	of the deficiency is deemed assessed on the date provided in
19	Section 5-50 if no protest is filed or, if a protest is filed,
20	then upon the date when the decision of the Department becomes
21	final.

22	(c) Any amount paid as tax or in respect of tax paid under
23	this Act, other than amounts paid as estimated tax under
24	Section 5-30, are deemed to be assessed upon the date of
25	receipt of payment, notwithstanding any other provisions of

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1	this Act.

2	(d) No deficiency may be assessed with respect to a taxable
3	year for which a return was filed unless a notice of deficiency
4	for that year was issued not later than the date prescribed in
5	Section 5-55.

6	Section 5-50. Deficiencies and overpayments.

7	(a) As soon as practical after a return is filed, the
8	Department shall examine it to determine the correct amount of
9	tax. If the Department finds that the amount of tax shown on
10	the return is less than the correct amount, it shall issue a
11	notice of deficiency to the taxpayer that sets forth the amount
12	of tax and penalties proposed to be assessed. If the Department
13	finds that the tax paid is more than the correct amount, it
14	shall credit or refund the overpayment as provided by Section
15	5-65. The findings of the Department under this subsection are
16	prima facie correct and are prima facie evidence of the
17	correctness of the amount of tax and penalties due.

18	(b) If the taxpayer fails to file a tax return, the
19	Department shall determine the amount of tax due according to
20	its best judgment and information, and the amount so fixed by
21	the Department is prima facie correct and is prima facie
22	evidence of the correctness of the amount of tax due. The
23	Department shall issue a notice of deficiency to the taxpayer
24	that sets forth the amount of tax and penalties proposed to be
25	assessed.

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1	(c) A notice of deficiency issued under this Act must set
2	forth the adjustments giving rise to the proposed assessment
3	and the reasons therefor.

4	(d) Assessment when no protest. Upon the expiration of 60
5	days after the date on which it was issued, a notice of
6	deficiency constitutes an assessment of the amount of tax and
7	penalties specified therein, except only for such amounts as to
8	which the taxpayer has filed a protest with the Department.

9	Section 5-55. Limitations on notices of deficiency and
10	assessments.

11	(a) A notice of deficiency must be issued not later than 3
12	years after the date that the return was filed. No deficiency
13	may be assessed or collected with respect to the year for which
14	the return was filed unless the notice is issued within that
15	period.

16	(b) If no return is filed or a false and fraudulent return
17	is filed with intent to evade the tax imposed by this Act, a
18	notice of deficiency may be issued at any time.

19	(c) In any case in which there has been an erroneous refund
20	of tax payable under this Act, a notice of deficiency may be
21	issued at any time within 2 years from the making of the
22	refund, or within 5 years from the making of the refund if it
23	appears that any part of the refund was induced by fraud or the
24	misrepresentation of a material fact, but the amount of any
25	proposed assessment set forth in the notice is limited to the

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1	amount of the erroneous refund.

2	(d) If a protest has been filed with respect to a notice of
3	deficiency issued by the Department with respect to a taxable
4	year and the decision of the Department on the protest has
5	become final, the Department is barred from issuing a further
6	or additional notice of deficiency for that taxable year,
7	except in the case of fraud, mathematical error, or a return
8	that is not considered processable, as the term is defined in
9	Section 3-2 of the Uniform Penalty and Interest Act.

10	(e) The taxpayer at any time, whether or not a notice of
11	deficiency has been issued, has the right to waive the
12	restrictions on assessment and collection of the whole or any
13	part of any proposed assessment under this Act by a signed
14	notice in writing filed with the Department in the form and
15	manner that the Department may provide by rule.

16	Section 5-60. Procedure on protest.

17	(a) Within 60 days after the issuance of a notice of
18	deficiency, the taxpayer may file with the Department of
19	Revenue a written protest against the proposed assessment, in
20	the form and manner that the Department may provide by rule,
21	setting forth the grounds on which the protest is based. If a
22	protest is filed, the Department shall reconsider the proposed
23	assessment and, if the taxpayer has so requested, shall grant
24	the taxpayer or his or her authorized representative a hearing.

25	(b) As soon as practical after the reconsideration and

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1	hearing, if any, the Department shall issue a notice of
2	decision by mailing the notice by certified or registered mail.
3	The notice must set forth briefly the Department’s findings of
4	fact and the basis of decision in each case decided in whole or
5	in part adversely to the taxpayer.

6	(c) Within 30 days after the mailing of a notice of
7	decision, the taxpayer may file with a Department a written
8	request for rehearing in the form and manner that the
9	Department may provide by rule, setting forth the grounds on
10	which the rehearing is requested. In any such case, the
11	Department shall, in its discretion, grant either a rehearing
12	or Departmental review unless, within 10 days after receipt of
13	the request, it issues a denial of the request by mailing the
14	denial to the taxpayer by certified or registered mail. If
15	rehearing or Departmental review is granted, as soon as
16	practical after the rehearing or Departmental review, the
17	Department shall issue a notice of final decision as provided
18	in subsection (b).

19	(d) The action of the Department on the taxpayer’s protest
20	becomes final:

21	(1) 30 days after the issuance of a notice of decision
22	as provided in subsection (b); or

23	(2) if a timely request for rehearing was made, upon
24	the issuance of a denial of the request or the issuance of
25	a notice of final decision, as provided in subsection (c).

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1	Section 5-65. Credits and refunds.

2	(a) In the case of any overpayment, the Department of
3	Revenue may credit the amount of the overpayment, including any
4	interest allowed thereon, against any liability in respect of
5	the tax imposed by this Act or any other act administered by
6	the Department or against any liability of the taxpayer
7	collectible by the Department, regardless of whether other
8	collection remedies are closed to the Department on the part of
9	the person who made the overpayment and shall refund any
10	balance to that person.

11	(b) The Department may adopt rules providing for the
12	crediting against the estimated tax for any taxable year of the
13	amount determined by the taxpayer or the Department to be an
14	overpayment of the tax imposed by this Act for a preceding
15	taxable year.

16	(c) Interest is allowed and paid at the rate and in the
17	manner set forth under Section 3-2 of the Uniform Penalty and
18	Interest Act upon any overpayment in respect of the tax imposed
19	by this Act. For purposes of this subsection, no amount of tax,
20	for any taxable year, may be treated as having been paid before
21	the date on which the tax return for that year was due under
22	Section 5-20.

23	(d) Every claim for refund must be filed with the
24	Department in writing in the form and manner that the
25	Department may provide by rule, and must state the specific
26	grounds upon which it is founded.

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1	(e) As soon as practical after a claim for refund is filed,
2	the Department shall examine it and either issue a notice of
3	refund, abatement, or credit to the claimant or issue a notice
4	of denial. If the Department has failed to approve or deny the
5	claim before the expiration of 6 months after the date the
6	claim was filed, then the claimant may nevertheless thereafter
7	file with the Department a written protest in the form and
8	manner that the Department may provide by rule. If a protest is
9	filed, the Department shall consider the claim and, if the
10	taxpayer has so requested, shall grant the taxpayer or the
11	taxpayer’s authorized representative a hearing within 6 months
12	after the date the request is filed.

13	A denial of a claim for refund becomes final 60 days after
14	the date of issuance of the notice of the denial except for
15	those amounts denied as to which the claimant has filed a
16	protest with the Department under Section 5-70.

17	(f) An overpayment of tax shown on the face of an unsigned
18	return is considered forfeited to the State if, after notice
19	and demand for signature by the Department, the taxpayer fails
20	to provide a signature and 3 years have passed after the date
21	the return was filed. An overpayment of tax refunded to a
22	taxpayer whose return was filed electronically is considered an
23	erroneous refund if, after proper notice and demand by the
24	Department, the taxpayer fails to provide a required signature
25	document. A notice and demand for signature in the case of a
26	return reflecting an overpayment may be made by first class

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1	mail.

2	(g) The Department shall pay refunds from the Consumers
3	Overbilled and Reimbursed for Electricity Fund.

4	Section 5-70. Procedure on denial of claim for refund.

5	(a) Within 60 days after the denial of the claim, the
6	claimant may file with the Department a written protest against
7	the denial in the form and manner that the Department may
8	provide by rule, setting forth the grounds on which the protest
9	is based. If a protest is filed, the Department shall
10	reconsider the denial and, if the taxpayer has so requested,
11	shall grant the taxpayer or the taxpayer’s authorized
12	representative a hearing.

13	(b) As soon as practical after the reconsideration and
14	hearing, if any, the Department shall issue a notice of
15	decision by mailing the notice by certified or registered mail.
16	The notice must set forth briefly the Department’s findings of
17	fact and the basis of decision in each case decided in whole or
18	in part adversely to the claimant.

19	(c) Within 30 days after the mailing of a notice of
20	decision, the claimant may file with the Department a written
21	request for rehearing in the form and manner that the
22	Department may provide by rule, setting forth the grounds on
23	which rehearing is requested. In any such case, the Department
24	shall, in its discretion, grant either a rehearing or
25	Departmental review unless, within 10 days after the receipt of

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1	the request, it issues a denial of the request by mailing the
2	denial to the claimant by certified or registered mail. If
3	rehearing or Departmental review is granted, as soon as
4	practical after the rehearing or Departmental review, the
5	Department shall issue a notice of final decision as provided
6	in subsection (b).

7	(d) The action of the Department on the claimant’s protest
8	becomes final:

9	(1) 30 days after issuance of a notice of decision as
10	provided in subsection (b); or

11	(2) if a timely request for rehearing was made, upon
12	the issuance of a denial of the request or the issuance of
13	a notice of final decision as provided in subsection (c).

14	Section 5-75. Limitations on claims for refund.

15	(a) A claim for refund must be filed no later than 3 years
16	after the date that the return was filed or one year after the
17	date that the tax was paid, whichever is the later. No credit
18	or refund is allowed or made with respect to the year for which
19	the claim was filed unless the claim is filed within that
20	period.

21	(b) If the claim was filed by the claimant during the
22	3-year period set forth in subsection (a), then the amount of
23	the credit or refund may not exceed the portion of the tax paid
24	within the period, immediately preceding the filing of the
25	claim, equal to 3 years plus the period of any extension of

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1	time for filing the return. If the claim was not filed within
2	that 3-year period, then the amount of the credit or refund may
3	not exceed the portion of the tax paid during the one year
4	immediately preceding the filing of the claim.

5	Section 5-80. Recovery of erroneous refund. An erroneous
6	refund is considered to be a deficiency of tax on the date made
7	and is deemed to be assessed and must be collected as provided
8	in Sections 5-45 and 5-50.

9	Section 5-85. Lien for tax.

10	(a) If any taxpayer neglects or refuses to pay the tax due
11	under this Act after demand, then the amount (including any
12	interest, additional amount, addition to tax, or assessable
13	penalty, together with any costs that may accrue in addition
14	thereto) is a lien in favor of the State of Illinois upon all
15	property and rights to property, whether real or personal,
16	belonging to that person.

17	(b) Unless another date is specifically fixed by law, the
18	lien imposed by subsection (a) of this Section arises at the
19	time the assessment is made and continues until the liability
20	for the amount so assessed (or a judgment against the taxpayer
21	arising out of such liability) is satisfied or becomes
22	unenforceable by reason of lapse of time.

23	(c) If the lien arises from an assessment pursuant to a
24	notice of deficiency, then the lien does not attach and the

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1	notice referred to in this Section may not be filed until all
2	proceedings in court for review of the assessment have
3	terminated or the time for the taking thereof has expired
4	without the proceedings being instituted.

5	(d) Notice of lien. The lien created by assessment
6	terminates unless a notice of lien is filed, as provided in
7	Section 5-95, within 3 years after the date all proceedings in
8	court for the review of the assessment have terminated or the
9	time for the taking thereof has expired without the proceedings
10	being instituted. If the lien results from the filing of a
11	return without payment of the tax or penalty shown therein to
12	be due, then the lien terminates unless a notice of lien is
13	filed within 3 years after the date the return was filed with
14	the Department. For the purposes of this subsection (c), a tax
15	return filed before the last day prescribed by law, including
16	any extension thereof, is deemed to have been filed on that
17	last day.

18	Section 5-90. Jeopardy assessment and lien.

19	(a) Assessment. If the Department finds that a taxpayer is
20	about to conceal property or to do any other act tending to
21	prejudice or to render wholly or partly ineffectual proceedings
22	to collect any amount of tax or penalties imposed under this
23	Act unless court proceedings are brought without delay or if
24	the Department finds that the collection of that amount will be
25	jeopardized by delay, the Department shall give the taxpayer

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1	notice of those findings and shall make demand for immediate
2	return and payment of that amount, whereupon that amount is
3	deemed to be assessed and becomes immediately due and payable.

4	(b) If the taxpayer, within 5 days after the notice under
5	subsection (a) does not comply with the notice or show to the
6	Department that the findings in such notice are erroneous, then
7	the Department may file a notice of jeopardy assessment lien in
8	the office of the recorder of the county in which any property
9	of the taxpayer may be located and shall notify the taxpayer of
10	the filing. The jeopardy assessment lien has the same scope and
11	effect as a statutory lien under this Act. The taxpayer is
12	liable for the filing fee incurred by the Department for filing
13	the lien and the filing fee incurred by the Department to file
14	the release of that lien. The filing fees must be paid to the
15	Department in addition to payment of the tax, penalty, and
16	interest included in the amount of the lien.

17	(c) In the case of a tax for a current taxable year, the
18	Director shall declare the taxable period of the taxpayer
19	immediately terminated and his or her notice and demand for a
20	return and immediate payment of the tax relates to the period
21	declared terminated.

22	(d) If the taxpayer believes that he or she does not owe
23	some or all of the amount for which the jeopardy assessment
24	lien against him or her has been filed or that no jeopardy to
25	the revenue in fact exists, he or she may protest within 20
26	days after being notified by the Department of the filing of

09500SB1592ham004	-201-	LRB095 11114 RCE 37318 a

1	the jeopardy assessment lien and request a hearing, whereupon
2	the Department shall hold a hearing in conformity with the
3	provisions of Section 5-120 and, pursuant thereto, shall notify
4	the taxpayer of its decision as to whether the jeopardy
5	assessment lien will be released.

6	Section 5-95. Filing and priority of liens.

7	(a) Nothing in this Act may be construed to give the
8	Department a preference over the rights of any bona fide
9	purchaser, holder of a security interest, mechanics lienor,
10	mortgagee, or judgment lien creditor arising prior to the
11	filing of a regular notice of lien or a notice of jeopardy
12	assessment lien in the office of the recorder in the county in
13	which the property subject to the lien is located. For purposes
14	of this Section, the term “bona fide” does not include any
15	mortgage of real or personal property or any other credit
16	transaction that results in the mortgagee or the holder of the
17	security acting as trustee for unsecured creditors of the
18	taxpayer mentioned in the notice of lien who executed the
19	chattel or real property mortgage or the document evidencing
20	the credit transaction. The lien is inferior to the lien of
21	general taxes, special assessments, and special taxes
22	heretofore or hereafter levied by any political subdivision of
23	this State.

24	(b) If title to land to be affected by the notice of lien
25	or notice of jeopardy assessment lien is registered under the

09500SB1592ham004	-202-	LRB095 11114 RCE 37318 a

1	provisions of the Registered Titles (Torrens) Act, then the
2	notice must be filed in the office of the registrar of titles
3	of the county within which the property subject to the lien is
4	situated and must be entered upon the register of titles as a
5	memorial of charge upon each folium of the register of titles
6	affected by such notice, and the Department does not have a
7	preference over the rights of any bona fide purchaser,
8	mortgagee, judgment creditor, or other lien holder arising
9	prior to the registration of the notice.

10	(c) The recorder of each county shall procure a file
11	labeled “State Tax Lien Notices” and an index book labeled
12	“State Tax Lien Index”. When notice of any lien or jeopardy
13	assessment lien is presented to him or her for filing, he or
14	she shall file it in numerical order in the file and shall
15	enter it alphabetically in the index. The entry must show the
16	name and last known address of the person named in the notice,
17	the serial number of the notice, the date and hour of filing,
18	whether it is a regular lien or a jeopardy assessment lien, and
19	the amount of tax and penalty due and unpaid, plus the amount
20	of interest due at the time when the notice of lien or jeopardy
21	assessment is filed.

22	(d) No recorder or registrar of titles of any county may
23	require that the Department pay any costs or fees in connection
24	with recordation of any notice or other document filed by the
25	Department under this Act at the time the notice or other
26	document is presented for recordation. The recorder or

09500SB1592ham004	-203-	LRB095 11114 RCE 37318 a

1	registrar of each county, in order to receive payment for fees
2	or costs incurred by the Department, may present the Department
3	with monthly statements indicating the amount of fees and costs
4	incurred by the Department and for which no payment has been
5	received.

6	(e) The taxpayer is liable for the filing fee incurred by
7	the Department for filing the lien and the filing fee incurred
8	by the Department to file the release of that lien. The filing
9	fees must be paid to the Department in addition to payment of
10	the tax, penalty, and interest included in the amount of the
11	lien.

12	Section 5-100. Duration of lien. The lien provided under
13	this Act continues for 20 years from the date of filing the
14	notice of lien under the provisions of Section 5-95 unless
15	sooner released or otherwise discharged.

16	Section 5-105. Release of liens.

17	(a) In general. Upon payment by the taxpayer to the
18	Department in cash or by guaranteed remittance of an amount
19	representing the filing fees and charges for the lien and the
20	filing fees and charges for the release of that lien, the
21	Department shall release all or any portion of the property
22	subject to any lien provided for in this Act and file that
23	complete or partial release of lien with the recorder of the
24	county where that lien was filed if it determines that the

09500SB1592ham004	-204-	LRB095 11114 RCE 37318 a

1	release will not endanger or jeopardize the collection of the
2	amount secured thereby.

3	(b) If, on judicial review, the final judgment of the court
4	is that the taxpayer does not owe some or all of the amount
5	secured by the lien against him or her, or that no jeopardy to
6	the revenue exists, then the Department shall release its lien
7	to the extent of that finding of nonliability or to the extent
8	of that finding of no jeopardy to the revenue. The taxpayer is,
9	however, liable for the filing fee paid by the Department to
10	file the lien and the filing fee required to file a release of
11	the lien. The filing fees must be paid to the Department.

12	(c) The Department shall also release its jeopardy
13	assessment lien against the taxpayer if the tax and penalty
14	covered by the lien, plus any interest that may be due and an
15	amount representing the filing fee to file the lien and the
16	filing fee required to file a release of that lien, are paid by
17	the taxpayer to the Department in cash or by guaranteed
18	remittance.

19	(d) The Department shall issue a certificate of complete or
20	partial release of the lien upon payment by the taxpayer to the
21	Department in cash or by guaranteed remittance of an amount
22	representing the filing fee paid by the Department to file the
23	lien and the filing fee required to file the release of that
24	lien:

25	(1) to the extent that the fair market value of any
26	property subject to the lien exceeds the amount of the lien

09500SB1592ham004	-205-	LRB095 11114 RCE 37318 a

1	plus the amount of all prior liens upon the property;

2	(2) to the extent that the lien becomes unenforceable;

3	(3) to the extent that the amount of the lien is paid
4	by the person whose property is subject to the lien,
5	together with any interest and penalty which may become due
6	under this Act between the date when the notice of lien is
7	filed and the date when the amount of the lien is paid;

8	(4) to the extent that there is furnished to the
9	Department, on a form to be approved and with a surety or
10	sureties satisfactory to the Department, a bond that is
11	conditioned upon the payment of the amount of the lien,
12	together with any interest which may become due under this
13	Act after the notice of lien is filed, but before the
14	amount thereof is fully paid; and

15	(5) to the extent and under the circumstances specified
16	in this Section.

17	A certificate of complete or partial release of any lien is
18	held to be conclusive that the lien upon the property covered
19	by the certificate is extinguished to the extent indicated by
20	the certificate. The release of lien must be issued to the
21	person, or his or her agent, against whom the lien was obtained
22	and must contain in legible letters a statement as follows:

23	FOR THE PROTECTION OF THE OWNER, THIS RELEASE SHALL BE
24	FILED WITH THE RECORDER OR THE REGISTRAR OF TITLES IN WHOSE
25	OFFICE THE LIEN WAS FILED.

26	(e) If a certificate of complete or partial release of lien

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1	issued by the Department is presented for filing in the office
2	of the recorder or registrar of titles where a notice of lien
3	or notice of jeopardy assessment lien was filed, then:

4	(1) the recorder, in the case of nonregistered
5	property, shall permanently attach the certificate of
6	release to the notice of lien or notice of jeopardy
7	assessment lien and shall enter the certificate of release
8	and the date in the “State Tax Lien Index” on the line
9	where the notice of lien or notice of jeopardy assessment
10	lien is entered; and

11	(2) in the case of registered property, the registrar
12	of titles shall file and enter upon each folium of the
13	register of titles affected thereby a memorial of the
14	certificate of release, which when so entered, acts as a
15	release pro tanto of any memorial of the notice of lien or
16	notice of jeopardy assessment lien previously filed and
17	registered.

18	Section 5-110. Nonliability for costs of legal
19	proceedings. The Department is not be required to furnish any
20	bond nor to make a deposit for or pay any costs or fees of any
21	court or officer thereof in any legal proceedings pursuant to
22	the provisions of this Act.

23	Section 5-115. Claim to property. If any process issued
24	from any court for the enforcement or collection of any

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1	liability created by this Act is levied by any sheriff or other
2	authorized person upon any personal property and the property
3	is claimed by any person other than the defendant as exempt
4	from enforcement of a judgment thereon by virtue of the
5	exemption laws of this State, then it is the duty of the person
6	making the claim to give notice in writing of his or her claim
7	and of his or her intention to prosecute the same to the
8	sheriff or other person within 10 days after the making of the
9	levy. On receiving such a notice, the sheriff or other person
10	shall proceed in accordance with the provisions of Part 2 of
11	Article XII of the Code of Civil Procedure. The giving of the
12	notice within the 10-day period is a condition precedent to any
13	judicial action against the sheriff or other authorized person
14	for wrongfully levying, seizing, or selling the property and
15	any such person who fails to give notice within the time is
16	forever barred from bringing any judicial action against the
17	sheriff or other person for injury or damages to or conversion
18	of the property.

19	Section 5-120. Foreclosure on real property. In addition to
20	any other remedy provided for by the laws of this State, and
21	provided that no hearing or proceedings for review provided by
22	this Act is pending and the time for the taking thereof has
23	expired, the Department may foreclose in the circuit court any
24	lien on real property for any tax or penalty imposed by this
25	Act to the same extent and in the same manner as in the

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1	enforcement of other liens. The proceedings to foreclose may
2	not be instituted more than 5 years after the filing of the
3	notice of lien under the provisions of Section 5-95. The
4	process, practice, and procedure for the foreclosure is the
5	same as provided in the Civil Practice Law.

6	Section 5-125. Demand and seizure. In addition to any other
7	remedy provided for by the laws of this State, if the tax
8	imposed by this Act is not paid within the time required by
9	this Act, the Department, or some person designated by it, may
10	cause a demand to be made on the taxpayer for the payment
11	thereof. If the tax remains unpaid for 10 days after such a
12	demand has been made and no proceedings have been taken to
13	review the same, then the Department may issue a warrant
14	directed to any sheriff or other person authorized to serve
15	process, commanding the sheriff or other person to levy upon
16	the property and rights to property (whether real or personal,
17	tangible or intangible) of the taxpayer, without exemption,
18	found within his or her jurisdiction, for the payment of the
19	amount thereof with the added penalties, interest, and the cost
20	of executing the warrant. The term “levy” includes the power of
21	distraint and seizure by any means. In any case in which the
22	warrant to levy has been issued, the sheriff or other person to
23	whom the warrant was directed may seize and sell the property
24	or rights to property. The warrant must be returned to the
25	Department together with the money collected by virtue thereof

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1	within the time therein specified, which may not be less than
2	20 nor more than 90 days after the date of the warrant. The
3	sheriff or other person to whom the warrant is directed shall
4	proceed in the same manner as prescribed by law in respect to
5	the enforcement against property upon judgments by a court, and
6	is entitled to the same fees for his or her services in
7	executing the warrant, to be collected in the same manner. The
8	Department, or some officer, employee, or agent designated by
9	it, is hereby authorized to bid for and purchase any property
10	sold under the provisions of this Section. No proceedings for a
11	levy under this Section may be commenced more than 20 years
12	after the latest date for filing of the notice of lien under
13	the provisions of Section 5-95, without regard to whether the
14	notice was actually filed.

15	Any officer or employee of the Department designated in
16	writing by the Director is authorized to serve process under
17	this Section to levy upon accounts or other intangible assets
18	of a taxpayer held by a financial organization, as defined in
19	Section 1501 of the Illinois Income Tax Act. In addition to any
20	other provisions of this Section, any officer or employee of
21	the Department designated in writing by the Director may levy
22	upon the following property and rights to property belonging to
23	a taxpayer: contractual payments, accounts and notes
24	receivable and other evidences of debt, and interest on bonds
25	by serving a notice of levy on the person making the payment.
26	The levy may not be made until the Department has caused a

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1	demand to be made on the taxpayer in the manner provided in
2	this Section. A lien obtained hereunder has priority over any
3	subsequent lien obtained pursuant to Section 12-808 of the Code
4	of Civil Procedure.

5	Any officer or employee of the Department designated in
6	writing by the Director is authorized to serve process under
7	this Section to levy upon accounts or other intangible assets
8	of a taxpayer held by a financial organization, as defined in
9	Section 1501 of the Illinois Income Tax Act. In addition to any
10	other provisions of this Section, any officer or employee of
11	the Department designated in writing by the Director may levy
12	upon the following property and rights to property belonging to
13	a taxpayer: contractual payments, accounts and notes
14	receivable and other evidences of debt, and interest on bonds
15	by serving a notice of levy on the person making the payment.
16	The levy may not be made until the Department has caused a
17	demand to be made on the taxpayer in the manner provided in
18	this Section. A lien obtained hereunder has priority over any
19	subsequent lien obtained pursuant to Section 12-808 of the Code
20	of Civil Procedure.

21	In any case where property or rights to property have been
22	seized by an officer of the Department of State Police, or
23	successor agency thereto, under the authority of a warrant to
24	levy issued by the Department of Revenue, the Department of
25	Revenue may take possession of and may sell the property or
26	rights to property and the Department of Revenue may contract

\

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1	with third persons to conduct sales of the property or rights
2	to the property. In the conduct of these sales, the Department
3	of Revenue shall proceed in the same manner as is prescribed by
4	law for proceeding against property to enforce judgments that
5	are entered by a circuit court of this State. If, in the
6	Department of Revenue’s opinion, no offer to purchase at the
7	sale is acceptable and the State’s interest would be better
8	served by retaining the property for sale at a later date, then
9	the Department may decline to accept any bid and may retain the
10	property for sale at a later date.

11	Section 5-130. Redemption by State. The provisions of
12	Section 5g of the Retailers’ Occupation Tax Act (relating to
13	time for redemption by the State of real estate sold at
14	judicial or execution sale) apply for purposes of this Act as
15	if those provisions were set forth in this Act in their
16	entirety.

17	Section 5-135. Access to books and records. All books and
18	records and other papers and documents that are required by
19	this Act to be kept must, at all times during business hours of
20	the day, be subject to inspection by the Department or its duly
21	authorized agents and employees. If, during the course of any
22	audit, investigation, or hearing, the Department determines
23	that a taxpayer lacks necessary documentary evidence, the
24	Department is authorized to notify the taxpayer, in writing, to

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1	produce the evidence. The taxpayer has 60 days, subject to the
2	right of the Department to extend this period either on request
3	for good cause shown or on its own motion, after the date the
4	notice is personally delivered or sent to the taxpayer by
5	certified or registered mail in which to obtain and produce the
6	evidence for the Department’s inspection. The failure to
7	provide the requested evidence within the 60-day period
8	precludes the taxpayer from providing the evidence at a later
9	date during the audit, investigation, or hearing.

10	Section 5-140. Conduct of investigations and hearings. For
11	the purpose of administering and enforcing the provisions of
12	this Act, the Department, or any officer or employee of the
13	Department designated, in writing, by the Director may hold
14	investigations and hearings concerning any matters covered by
15	this Act and may examine any books, papers, records, or
16	memoranda bearing upon such matters, and may require the
17	attendance of any person, or any officer or employee of that
18	person, having knowledge of such matters, and may take
19	testimony and require proof for its information. In the conduct
20	of any investigation or hearing, neither the Department nor any
21	officer or employee thereof is bound by the technical rules of
22	evidence, and no informality in any proceeding, or in the
23	manner of taking testimony, invalidates any order, decision,
24	rule, or regulation made or approved or confirmed by the
25	Department. The Director, or any officer or employee of the

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1	Department authorized by the Director has power to administer
2	oaths to those persons. The books, papers, records, and
3	memoranda of the Department, or parts thereof, may be proved in
4	any hearing, investigation, or legal proceeding by a reproduced
5	copy thereof or by a computer print-out of Department records,
6	under the certificate of the Director. If reproduced copies of
7	the Department’s books, papers, records, or memoranda are
8	offered as proof, then the Director must certify that those
9	copies are true and exact copies of the records on file with
10	the Department. If computer print-outs of records of the
11	Department are offered as proof, then the Director must certify
12	that those computer print-outs are true and exact
13	representations of records properly entered into standard
14	electronic computing equipment, in the regular course of the
15	Department’s business, at or reasonably near the time of the
16	occurrence of the facts recorded, from trustworthy and reliable
17	information. The reproduced copy shall, without further proof,
18	be admitted into evidence before the Department or in any legal
19	proceeding.

20	Section 5-145. Immunity of witnesses. No person is excused
21	from testifying or from producing any books, papers, records,
22	or memoranda in any investigation or upon any hearing, when
23	ordered to do so by the Department or any officer or employee
24	thereof, upon the ground that the testimony or evidence,
25	documentary or otherwise, may tend to incriminate him or her or

09500SB1592ham004	-214-	LRB095 11114 RCE 37318 a

1	subject him or her to a criminal penalty, but no person may be
2	prosecuted or subjected to any criminal penalty for, or on
3	account of, any transaction made or thing concerning which he
4	or she may testify or produce evidence, documentary or
5	otherwise, before the Department or an officer or employee
6	thereof; provided, that the immunity extends only to a natural
7	person who, in obedience to a subpoena, gives testimony under
8	oath or produces evidence, documentary or otherwise, under
9	oath. No person so testifying is exempt from prosecution and
10	punishment for perjury committed in so testifying.

11	Section 5-150. Production of witnesses and records.

12	(a) The Department or any officer or employee of the
13	Department designated in writing by the Director, shall at its
14	or his or her own instance, or on the written request of any
15	other party to the proceeding, issue subpoenas requiring the
16	attendance of and the giving of testimony by witnesses, and
17	subpoenas duces tecum requiring the production of books,
18	papers, records, or memoranda. All subpoenas and subpoenas
19	duces tecum issued under this Act may be served by any person
20	of full age.

21	(b) The fees of witnesses for attendance and travel are the
22	same as the fees of witnesses before a Circuit Court of this
23	State, such fees to be paid when the witness is excused from
24	further attendance. When the witness is subpoenaed at the
25	instance of the Department or any officer or employee thereof,

09500SB1592ham004	-215-	LRB095 11114 RCE 37318 a

1	the fees must be paid in the same manner as other expenses of
2	the Department, and when the witness is subpoenaed at the
3	instance of any other party to any such proceeding, the
4	Department may require that the cost of service of the subpoena
5	or subpoenas duces tecum and the fee of the witness be borne by
6	the party at whose instance the witness is summoned. In such
7	case, the Department, in its discretion, may require a deposit
8	to cover the cost of the service and witness fees. A subpoena
9	or subpoena duces tecum so issued must be served in the same
10	manner as a subpoena issued out of a court.

11	(c) Any Circuit Court of this State, upon the application
12	of the Department or any officer or employee thereof, or upon
13	the application of any other party to the proceeding may, in
14	its discretion, compel the attendance of witnesses, the
15	production of books, papers, records, or memoranda and the
16	giving of testimony before the Department or any officer or
17	employee thereof conducting an investigation or holding a
18	hearing authorized by this Act, by an attachment for contempt,
19	or otherwise, in the same manner as production of evidence may
20	be compelled before the Court.

21	Section 5-155. Place of hearings. All hearings provided
22	for in this Act with respect to or concerning a taxpayer having
23	a residence or its commercial domicile in this State must be
24	held at the Department of Revenue’s office nearest to the
25	location of that residence or domicile, except that, if the

09500SB1592ham004	-216-	LRB095 11114 RCE 37318 a

1	taxpayer has its commercial domicile in Cook County, the
2	hearing must be held in Cook County. If the taxpayer does not
3	have its commercial domicile in this State, the hearing must be
4	held in Cook County.

5	Section 5-160. Penalties and interest.

6	(a) Penalties and interest imposed by the Uniform Penalty
7	and Interest Act with respect to the obligations of a taxpayer
8	under this Act must be paid upon notice and demand and, except
9	as provided in subsection (b), must be assessed, collected, and
10	paid in the same manner as the tax imposed by this Act, and any
11	reference in this Act to the tax imposed by this Act refers
12	also to interest and penalties imposed by the Uniform Penalty
13	and Interest Act.

14	(b) Interest is deemed to be assessed upon the assessment
15	of the tax to which the interest relates. Penalties for late
16	payment or underpayment are deemed to be assessed upon
17	assessment of the tax to which the penalty relates.

18	Section 5-165. Administrative Review Law. The provisions
19	of the Administrative Review Law, and the rules adopted
20	pursuant thereto, apply to and govern all proceedings for the
21	judicial review of final actions of the Department. These final
22	actions constitute “administrative decisions”, as defined in
23	Section 3-101 of the Code of Civil Procedure.

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1	Section 5-170. Venue. The Circuit Court of the county
2	where the taxpayer has his or her residence or commercial
3	domicile, or of Cook County in those cases where the taxpayer
4	does not have his or her residence or commercial domicile in
5	this State, has the power to review all final administrative
6	decisions of the Department in administering the provisions of
7	this Act.

8	Section 5-175. Service, certification, and dismissal.

9	(a) Service upon the Director or the Assistant Director of
10	Revenue of summons issued in an action to review a final
11	administrative decision of the Department is service upon the
12	Department.

13	(b) The Department shall certify the record of its
14	proceedings if the taxpayer pays to it the sum of $0.75 per
15	page of testimony taken before the Department and $0.25 per
16	page of all other matters contained in the record, except that
17	these charges may be waived if the Department is satisfied that
18	the aggrieved party is a poor person who cannot afford to pay
19	the charges.

20	(c) If payment for the record is not made by the taxpayer
21	within 30 days after notice from the Department or the Attorney
22	General of the cost thereof, the court in which the proceeding
23	is pending, on motion of the Department, shall dismiss the
24	complaint and shall enter judgment against the taxpayer and in
25	favor of the Department in accordance with the final action of

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1	the Department, together with interest on any deficiency to the
2	date of entry of the judgment, and also for costs.

3	Section 5-180. Crimes.

4	(a) Any person who is subject to the provisions of this Act
5	and who willfully fails to file a return, who files a
6	fraudulent return, or who willfully attempts in any other
7	manner to evade or defeat any tax imposed by this Act or the
8	payment thereof or any accountant or other agent who knowingly
9	enters false information on the return of any taxpayer under
10	this Act, is, in addition to other penalties, guilty of a Class
11	4 felony for the first offense and a Class 3 felony for each
12	subsequent offense. Any person who is subject to this Act and
13	who willfully violates any rule or regulation of the Department
14	of Revenue for the administration and enforcement of this Act
15	or who fails to keep books and records as required in this Act
16	is, in addition to other penalties, guilty of a Class A
17	misdemeanor.

18	(b) Any person who accepts money that is due to the
19	Department under this Act from a taxpayer for the purpose of
20	acting as the taxpayer’s agent to make the payment to the
21	Department, but who willfully fails to remit that payment to
22	the Department when due, is guilty of a Class A misdemeanor.
23	Any such person who purports to make that payment by issuing or
24	delivering a check or other order upon a real or fictitious
25	depository for the payment of money, knowing that it will not

09500SB1592ham004	-219-	LRB095 11114 RCE 37318 a

1	be paid by the depository, is guilty of a deceptive practice in
2	violation of Section 17-1 of the Criminal Code of 1961.

3	(c) Any person whose commercial domicile or whose residence
4	is in this State and who is charged with a violation under this
5	Section must be tried in the county where his or her commercial
6	domicile or his or her residence is located unless he or she
7	asserts a right to be tried in another venue. A prosecution for
8	any act or omission in violation of this Section may be
9	commenced at any time within 5 years after the commission of
10	that act or failure to act.

11	Section 5-185. Adoption of rules. The Department is
12	authorized to make, adopt, and enforce such reasonable rules
13	and regulations, and to prescribe such forms, relating to the
14	administration and enforcement of the provisions of this Act,
15	as it may deem appropriate.

16	Section 5-190. Notice. If notice is required by this Act,
17	then the notice must, if not otherwise provided, be given or
18	issued by mailing it by registered or certified mail addressed
19	to the person concerned at his or her last known address.

20	Section 5-195. Amounts less than $1.

21	(a) Payments, refunds, etc. The Department may by rule
22	provide that, if a total amount of less than $1 is payable,
23	refundable, or creditable, then the amount may be disregarded

09500SB1592ham004	-220-	LRB095 11114 RCE 37318 a

1	or, alternatively, is disregarded if it is less than $0.50 and
2	is increased to $1 if it is $0.50 or more.

3	(b) The Department may by rule provide that any amount that
4	is required to be shown or reported on any return or other
5	document under this Act is, if that amount is not a
6	whole-dollar amount, increased to the nearest whole-dollar
7	amount in any case where the fractional part of a dollar is
8	$0.50 or more and decreased to the nearest whole-dollar amount
9	when the fractional part of a dollar is less than $0.50.

10	Section 5-200. Administrative Procedure Act; application.

11	(a) The Illinois Administrative Procedure Act is hereby
12	expressly adopted and applies to all administrative rules and
13	procedures of the Department under this Act, except that: (1)
14	paragraph (b) of Section 5-10 of the Illinois Administrative
15	Procedure Act does not apply to final orders, decisions, and
16	opinions of the Department; (2) subparagraph (a)(2) of Section
17	5-10 of the Illinois Administrative Procedure Act does not
18	apply to forms established by the Department for use under this
19	Act; and (3) the provisions of Section 10-45 of the Illinois
20	Administrative Procedure Act regarding proposals for decision
21	are excluded and not applicable to the Department under this
22	Act.

23	(b) For the public interest, safety, and welfare, in order
24	to initially implement this Act, the Department is authorized
25	to adopt emergency rules under Section 5-45 of the Illinois

09500SB1592ham004	-221-	LRB095 11114 RCE 37318 a

1	Administrative Procedure Act.

2	ARTICLE 99. SEVERABILITY; EFFECTIVE DATE

3	Section 99-97. Severability. The provisions of this Act are
4	severable under Section 1.31 of the Statute on Statutes.

5	Section 99-99. Effective date. This Act takes effect upon
6	becoming law.”.